EXHIBIT 4.4






                      MONSANTO SAVINGS AND INVESTMENT PLAN


                (AMENDED AND RESTATED EFFECTIVE AUGUST 13, 2002)


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                                TABLE OF CONTENTS


SECTION 1 Introduction.........................................................1
         1.1      THE PLAN.....................................................1
         1.2      PURPOSE......................................................5
         1.3      PLAN ADMINISTRATION..........................................6
         1.4      FUND COMMITTEE, TRUST AGREEMENT..............................6
         1.5      ESTABLISHMENT, EFFECTIVE DATE AND RESTATEMENT DATE...........7
         1.6      ACCOUNTING DATES.............................................7
         1.7      PLAN YEAR....................................................7
         1.8      EMPLOYERS....................................................7
         1.9      USE OF TERMS.................................................7
         1.10     SUPPLEMENTS..................................................7
         1.11     FISCAL YEAR..................................................8


SECTION 2 Participation........................................................8
         2.1      ELIGIBILITY..................................................8
         2.2      SERVICE......................................................9
         2.3      NOTICE OF ELIGIBILITY, ELECTION OF PARTICIPATION............12
         2.4      CHANGE IN PARTICIPANT'S STATUS..............................12
         2.5      RESTRICTED PARTICIPATION....................................13


SECTION 3 Form of Participation...............................................13
         3.1      PARTICIPANT ACCOUNTS........................................13
         3.2      EMPLOYER MATCHING CONTRIBUTION..............................14
         3.3      VARIATION OF CONTRIBUTIONS..................................14
         3.4      DISCONTINUANCE AND RESUMPTION OF CONTRIBUTIONS..............14
         3.5      DIRECT ROLLOVER CONTRIBUTIONS...............................15


SECTION 4 Before-Tax Contributions............................................17
         4.1      AUTHORIZATION OF BEFORE-TAX CONTRIBUTIONS...................17
         4.2      MATCHED BEFORE-TAX  CONTRIBUTIONS...........................17
         4.3      SUPPLEMENTAL BEFORE-TAX CONTRIBUTIONS.......................17
         4.4      LIMITATION ON BEFORE-TAX CONTRIBUTIONS......................18
         4.5      ELIGIBLE EARNINGS...........................................18
         4.6      DEDUCTION OF PARTICIPANT CONTRIBUTIONS......................19
         4.7      CANCELLATION OF BEFORE-TAX CONTRIBUTIONS....................19
         4.8      LIMITATION ON BEFORE-TAX CONTRIBUTIONS......................19


SECTION 5 After-Tax Contributions.............................................20
         5.1      AUTHORIZATION OF AFTER-TAX CONTRIBUTIONS....................20
         5.2      MATCHED AFTER-TAX CONTRIBUTIONS.............................20
         5.3      SUPPLEMENTAL AFTER-TAX CONTRIBUTIONS........................21
         5.4      LIMITATION ON AFTER-TAX CONTRIBUTIONS.......................21
         5.5      DEDUCTION OF PARTICIPANT AFTER-TAX CONTRIBUTIONS............21
         5.6      CESSATION OF AFTER-TAX CONTRIBUTIONS........................21


SECTION 6 Employer Contributions..............................................22
         6.1      EMPLOYER  MATCHING CONTRIBUTIONS............................22
         6.2      VACATION CONTRIBUTIONS......................................24
         6.3      CORRECTING CONTRIBUTION.....................................24


SECTION 7 Limitations on Contributions........................................24
         7.1      LIMITATION ON EMPLOYER CONTRIBUTIONS........................24
         7.2      LIMITATIONS ON CONTRIBUTIONS................................24
         7.3      DEFINITIONS.................................................26
                  (a)      "Annual Addition"..................................26
                  (b)      "Extended Group"...................................26
                  (c)      "Defined Contribution Plans".......................27
                  (d)      "Compensation".....................................27
                  (e)      "Contribution Percentage"..........................27
                  (f)      "Contribution Percentage Amounts"..................28
                  (g)      "Excess Aggregate Contributions"...................28
                  (h)      "Excess Before-Tax Contributions"..................29
                  (i)      "Highly Compensated Employee"......................29
                  (j)      "Qualified Matching Contributions".................30
                  (k)      "Qualified Non-elective Contributions".............30
         7.4      ACTUAL DEFERRAL PERCENTAGE TEST.............................30
                  (a)      DISTRIBUTION METHOD................................31
                  (b)      ADDITIONAL CONTRIBUTIONS METHOD....................32
                  (c)      RECHARACTERIZATION METHOD..........................32
         7.5      ACTUAL CONTRIBUTION PERCENTAGE TEST.........................32
                  (a)      DISTRIBUTION METHOD................................33
                  (b)      ADDITIONAL CONTRIBUTIONS METHOD....................34
         7.6      CATCH-UP CONTRIBUTIONS......................................34


SECTION 8 Accounting..........................................................35
         8.1      PARTICIPANT ACCOUNTS........................................35
                  (a)      "MATCHED BEFORE-TAX ACCOUNT".......................35
                  (b)      "SUPPLEMENTAL BEFORE-TAX ACCOUNT"..................35
                  (c)      "MATCHED AFTER-TAX ACCOUNT"........................35
                  (d)      "SUPPLEMENTAL AFTER-TAX ACCOUNT"...................35
                  (e)      "DIRECT ROLLOVER ACCOUNT"..........................35
         8.2      EMPLOYER ACCOUNTS...........................................36
         8.3      EMPLOYEE STOCK ACCOUNT......................................36
         8.4      OTHER ACCOUNTS..............................................36
         8.5      EMPLOYER CONTRIBUTIONS......................................36
         8.6      ADJUSTMENT OF PARTICIPANTS' ACCOUNTS........................37
         8.7      CHARGING PAYMENTS AND DISTRIBUTIONS.........................38
         8.8      ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES........38
         8.9      CREDITING AFTER-TAX CONTRIBUTIONS...........................39
         8.10     CREDITING BEFORE-TAX CONTRIBUTIONS..........................40
         8.11     ALLOCATIONS PURSUANT TO QUALIFIED DOMESTIC RELATIONS
                    ORDER.....................................................40


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SECTION 9 The Trust Fund, the Investment Funds and the Loan Fund..............41
         9.1      THE TRUST FUND..............................................41
         9.2      THE INVESTMENT FUNDS, THE PHARMACIA STOCK FUND AND THE
                    CHEMICAL STOCK FUND.......................................41
         9.3      THE LOAN FUND...............................................43
         9.4      INVESTMENT ELECTIONS........................................43
         9.5      (a)      INVESTMENT OF EMPLOYER CONTRIBUTIONS...............44
                  (b)      DIVERSIFICATION ELECTION...........................44
                  (c)      EMPLOYER ACCOUNTS TRANSFER ELECTION................45
         9.6      VOTING RIGHTS...............................................46
         9.7      TRANSFERS AMONG INVESTMENT FUNDS, PHARMACIA OR CHEMICAL
                    STOCK FUNDS, AND/OR PRE-MIXED PORTFOLIOS..................48
                  (a)      TRANSFER ELECTION..................................48
                  (b)      MARKET OR MINIMUM PRICE ELECTION...................48
                  (c)      TRANSFER RESTRICTIONS..............................49

         9.8      PLAN EXPENSES...............................................50
                  (a)      ADMINISTRATIVE EXPENSE.............................50
                  (b)      INVESTMENT FUND EXPENSES...........................50


SECTION 10 Payment of Account Balances........................................51
         10.1     PARTICIPANT ACCOUNTS........................................51
         10.2     EMPLOYER ACCOUNTS...........................................51
         10.3     FORFEITURES.................................................53
         10.4     TIMING OF DISTRIBUTIONS.....................................54
         10.5     DISTRIBUTION OPTIONS........................................57
                  (a)      LUMP SUM DISTRIBUTION..............................57
                  (b)      INSTALLMENT PAYOUT OPTION..........................57
                  (c)      COMMON STOCK OF COMPANY............................58
                  (d)      COMMON STOCK OF PHARMACIA..........................60
                  (e)      COMMON STOCK OF SOLUTIA INC........................60
                  (f)      PARTIAL DISTRIBUTION...............................61
                  (g)      NOTICE REGARDING DISTRIBUTION OPTIONS..............61
         10.6     DESIGNATION OF BENEFICIARIES................................62


SECTION 11 Withdrawals........................................................64
         11.1     WITHDRAWALS BY PARTICIPANTS WITH FIVE OR MORE YEARS
                    OF PARTICIPATION..........................................64
         11.2     WITHDRAWALS BY PARTICIPANTS WITH LESS THAN FIVE
                    YEARS OF PARTICIPATION....................................64
         11.3     WITHDRAWALS AND DISTRIBUTIONS FROM BEFORE-TAX
                    ACCOUNTS AND DIRECT ROLLOVER ACCOUNTS PROHIBITED..........65
         11.4     AGE 59-1/2 WITHDRAWALS......................................65
         11.5     CHARGING AND ALLOCATIONS OF WITHDRAWALS.....................65


SECTION 12 Loans..............................................................65
         12.1     LOANS.......................................................65
         12.2     LOAN ADMINISTRATION.........................................65
         12.3     LOAN ELIGIBILITY............................................66
         12.4     LOAN APPLICATION............................................66
         12.5     TERMS AND CONDITIONS OF LOANS...............................67
         12.6     MAXIMUM LOAN................................................67
         12.7     INTEREST....................................................67
         12.8     TERM OF LOAN AND REPAYMENT..................................68
         12.9     SOURCE OF LOAN FUNDS........................................69
         12.10    ACCOUNTING FOR LOANS........................................69
         12.11    WITHDRAWALS AND DISTRIBUTIONS WHILE LOAN BALANCE
                    IS OUTSTANDING............................................70
         12.12    UNPAID BALANCES AT END OF SIXTY-MONTH REPAYMENT PERIOD......71
         12.13    HARDSHIP WITHDRAWAL IN BANKRUPTCY...........................71
         12.14    FAILURE TO REPAY LOANS......................................72
         12.15    LOANS TO CERTAIN TERMINATED OR RETIRED PARTICIPANTS.........72


SECTION 13 The Plan Committee.................................................72
         13.1     MEMBERSHIP..................................................72
         13.2     PLAN COMMITTEE'S GENERAL POWERS, RIGHTS AND DUTIES..........72
         13.3     MANNER OF ACTION............................................73
         13.4     INFORMATION REQUIRED BY PLAN COMMITTEE......................74
         13.5     PLAN COMMITTEE DECISION FINAL...............................75
         13.6     REVIEW OF BENEFIT DETERMINATIONS............................75
         13.7     DELEGATION OF AUTHORITY.....................................75
         13.8     UNIFORM RULES...............................................75


SECTION 14 Relating to the Employers..........................................75
         14.1     ACTION BY EMPLOYERS.........................................75
         14.2     ADDITIONAL EMPLOYERS........................................75
         14.3     RESTRICTIONS AS TO REVERSION OF TRUST ASSETS
                    TO EMPLOYERS..............................................76


SECTION 15 General Provisions.................................................76
         15.1     NOTICES.....................................................76
         15.2     WAIVER OF NOTICE............................................76
         15.3     ABSENCE OF GUARANTY.........................................76
         15.4     EMPLOYMENT RIGHTS...........................................77
         15.5     INTERESTS NOT TRANSFERABLE..................................77
         15.6     FACILITY OF PAYMENT.........................................77
         15.7     GENDER AND NUMBER...........................................77
         15.8     EVIDENCE....................................................78
         15.9     INDEMNITY...................................................78
         15.10    CONTROLLING STATE LAW.......................................78
         15.11    SEVERABILITY................................................78
         15.12    HEADINGS....................................................78
         15.13    SUCCESSORS..................................................78
         15.14    NO REDUCTIONS FOR SOCIAL SECURITY INCREASES.................79
         15.15    MILITARY SERVICE............................................79


SECTION 16 Amendment, Termination or Plan Merger..............................79
         16.1     AMENDMENT...................................................79
         16.2     TERMINATION.................................................79
         16.3     PLAN MERGER OR CONSOLIDATION................................80
         16.4     NOTICE OF AMENDMENT, TERMINATION OR PLAN MERGER.............80
         16.5     VESTING AND DISTRIBUTION ON TERMINATION.....................80
         16.6     TRANSFER OF ASSETS AND LIABILITIES..........................81


SECTION 17 Directed Rollovers.................................................82
         17.1     DIRECTED ROLLOVERS..........................................82
         17.2     ELIGIBLE ROLLOVER DISTRIBUTION..............................82
         17.3     ELIGIBLE RETIREMENT PLAN....................................82
         17.4     DISTRIBUTEE.................................................83
         17.5     DIRECT ROLLOVER.............................................83


SECTION 18 Top-Heavy Provisions...............................................83
         18.1     DETERMINATION OF TOP-HEAVY..................................83
         18.2     MINIMUM ALLOCATIONS.........................................84
         18.3     MINIMUM VESTING.............................................85
         18.4     REPEAL, MODIFICATION OR POSTPONEMENT OF TOP-HEAVY
                    PROVISIONS................................................85
         18.5     NON-KEY EMPLOYEE............................................85
         18.6     COMPENSATION................................................85
         18.7     TOP-HEAVY RATIO.............................................85


SECTION 19 Employee Stock Ownership Plan Provisions...........................87
         19.1     EMPLOYEE STOCK OWNERSHIP PROVISIONS OF THE PLAN.............87
         19.2     EFFECTIVE DATE..............................................88
         19.3     DEFINITIONS.................................................89
                  (a)      ALLOCATED DIVIDENDS................................89
                  (b)      DISQUALIFIED PERSON................................89
                  (c)      EMPLOYER CONTRIBUTIONS.............................89
                  (d)      ESOP INTERIM ACCOUNT...............................89
                  (e)      ESOP LOAN..........................................89
                  (f)      ESOP PAYMENT ACCOUNT...............................89
                  (g)      ESOP SUSPENSE ACCOUNT..............................89
                  (h)      FINANCED SHARES....................................89
                  (i)      TRUST AGREEMENT....................................90
                  (j)      TRUSTEE............................................90
                  (k)      UNALLOCATED DIVIDENDS..............................90
         19.4     ESOP LOAN...................................................90
                  (a)      AUTHORITY..........................................90
                  (b)      CONDITIONS OF LOANS................................90
                  (c)      USE OF LOAN PROCEEDS...............................91
                  (d)      ESOP SUSPENSE ACCOUNT..............................91
                  (e)      LIABILITY AND COLLATERAL FOR LOAN..................91
         19.5     REPAYMENT OF LOAN; ESOP PAYMENT ACCOUNT.....................92
                  (a)      PAYMENTS GENERALLY.................................92
                  (b)      DEFAULT PROVISION..................................93
                  (c)      SALE OF EMPLOYER STOCK IN THE SUSPENSE
                             ACCOUNT..........................................93
                  (d)      EXCESS IN SUSPENSE ACCOUNT.........................94
                  (e)      REFINANCING........................................94
                  (f)      INVESTMENT OF ASSETS HELD IN ESOP
                             PAYMENT ACCOUNT..................................94
         19.6     RELEASE FROM SUSPENSE ACCOUNT AND ALLOCATION AMONG
                    PARTICIPANTS' ACCOUNTS....................................94
                  (a)      ANNUAL RELEASE FROM SUSPENSE ACCOUNT...............94
                  (b)      ALLOCATION OF RELEASED SHARES......................96
         19.7     PROCEEDS OF ESOP LOANS......................................98
         19.8     ACQUISITION AND DISPOSITION OF COMMON STOCK OF THE
                    COMPANY...................................................99
                  (a)      GENERAL............................................99
                  (b)      TRANSACTION WITH DISQUALIFIED PERSON...............99
                  (c)      EXPENSES...........................................99
         19.9     EMPLOYER CONTRIBUTIONS TO RETIRE DEBT......................100
         19.10    PUT OPTION.................................................100
                  (a)      QUALIFIED HOLDER..................................100
                  (b)      INITIAL TERM......................................100
                  (c)      SUBSEQUENT TERM...................................101
                  (d)      TRUSTEE'S PURCHASE RIGHTS.........................101
                  (e)      EXCEPTION TO TERM LIMITS..........................101
                  (f)      EFFECT OF CODE AND REGULATIONS....................101
                  (g)      EXERCISE..........................................102
                  (h)      SURVIVAL OF PUT OPTION RIGHT......................102
         19.11    VALUATION..................................................102
         19.12    FORFEITURE RULE............................................102
         19.13    DIVIDENDS PAID ON COMMON STOCK OF THE COMPANY
                    OTHER THAN FINANCED SHARES...............................102
         19.14    CHANGES IN ALLOCATION AND FORFEITURE FORMULAE..............102
         19.15    STATUS OF DELEGATES........................................103


SECTION 20 Definitions.......................................................103
         20.1     ACCOUNTING DATE............................................103
         20.2     ACCOUNTS...................................................103
         20.3     AFFILIATE..................................................103
         20.4     AFTER-TAX ACCOUNTS.........................................104
         20.5     AFTER-TAX CONTRIBUTIONS....................................104
         20.6     ALLOCATED DIVIDENDS........................................104
         20.7     ANNUAL ADDITIONS...........................................104
         20.8     BEFORE-TAX ACCOUNTS........................................104
         20.9     BEFORE-TAX CONTRIBUTIONS...................................104
         20.10    BREAK IN SERVICE...........................................104
         20.11    CHANGE OF CONTROL..........................................105
         20.12    CHEMICAL STOCK FUND........................................107
         20.13    CODE.......................................................107
         20.14    COMPANY....................................................107
         20.15    COMPANY STOCK FUND.........................................107
         20.16    COMPENSATION...............................................107
         20.17    CONTRIBUTION PERCENTAGE....................................107
         20.18    CONTRIBUTION PERCENTAGE AMOUNTS............................107
         20.19    DEFINED CONTRIBUTION PLANS.................................107
         20.20    DIRECT ROLLOVER ACCOUNT....................................107
         20.21    DIRECT ROLLOVER CONTRIBUTIONS..............................107
         20.22    DISABILITY.................................................107
         20.23    DISABLED...................................................107
         20.24    DISCRETIONARY MATCHED CONTRIBUTIONS........................108
         20.25    DISQUALIFIED PERSON........................................108
         20.26    DIVERSIFICATION ELECTION...................................108
         20.27    EFFECTIVE DATE.............................................108
         20.28    ELIGIBLE EARNINGS..........................................108
         20.29    EMPLOYEE STOCK ACCOUNT.....................................108
         20.30    EMPLOYER...................................................108
         20.31    EMPLOYER ACCOUNTS..........................................108
         20.32    EMPLOYER CONTRIBUTIONS.....................................108
         20.33    EMPLOYER MATCHING ACCOUNT..................................108
         20.34    EMPLOYER MATCHING CONTRIBUTIONS............................108
         20.35    EMPLOYER SECURITIES........................................108
         20.36    EMPLOYMENT COMMENCEMENT DATE...............................108
         20.37    ERISA......................................................109
         20.38    ESOP.......................................................109
         20.39    ESOP INTERIM ACCOUNT.......................................109
         20.40    ESOP LOAN..................................................109
         20.41    ESOP PAYMENT ACCOUNT.......................................109
         20.42    ESOP SUSPENSE ACCOUNT......................................109
         20.43    EXCESS AGGREGATE CONTRIBUTIONS.............................109
         20.44    EXCESS BEFORE-TAX CONTRIBUTIONS............................109
         20.45    EXTENDED GROUP.............................................109
         20.46    FINANCED SHARES............................................109
         20.47    FISCAL YEAR................................................109
         20.48    FIVE-YEAR BREAK IN SERVICE.................................109
         20.49    FORFEITURES................................................109
         20.50    FORMER PHARMACIA PARTICIPANT...............................109
         20.51    FUND COMMITTEE.............................................109
         20.52    HIGHLY COMPENSATED EMPLOYEE................................110
         20.53    HOUR OF SERVICE............................................110
         20.54    INCENTIVE PAY..............................................110
         20.55    INDEPENDENT FIDUCIARY......................................110
         20.56    INSURANCE COMPANY..........................................110
         20.57    INVESTMENT FUNDS...........................................110
         20.58    INVESTMENT MANAGER.........................................110
         20.59    LAYOFF.....................................................110
         20.60    LEASED EMPLOYEE............................................110
         20.61    LOAN ACCOUNTS..............................................110
         20.62    LOAN FUND..................................................110
         20.63    LOAN PROCEDURES............................................110
         20.64    MATCHED AFTER-TAX ACCOUNT..................................110
         20.65    MATCHED AFTER-TAX CONTRIBUTIONS............................110
         20.66    MATCHED BEFORE-TAX ACCOUNT.................................110
         20.67    MATCHED BEFORE-TAX CONTRIBUTIONS...........................110
         20.68    MATERNITY OR PATERNITY ABSENCE.............................111
         20.69    NORMAL RETIREMENT AGE......................................111
         20.70    NUTRASWEET CAP.............................................111
         20.71    PARTICIPANT ACCOUNTS.......................................111
         20.72    PHARMACIA..................................................111
         20.73    PHARMACIA STOCK FUND.......................................111
         20.74    PLAN.......................................................111
         20.75    PLAN COMMITTEE.............................................111
         20.76    PLAN YEAR..................................................111
         20.77    PREDECESSOR COMPANY........................................111
         20.78    PRE-MIXED PORTFOLIO........................................111
         20.79    QDRO.......................................................112
         20.80    QUALIFIED MATCHING CONTRIBUTIONS...........................112
         20.81    QUALIFIED NON-ELECTIVE CONTRIBUTIONS.......................112
         20.82    REEMPLOYMENT COMMENCEMENT DATE.............................112
         20.83    REGULAR ACCOUNTING DATE....................................112
         20.84    REQUIRED BEGINNING DATE....................................112
         20.85    RESTATEMENT DATE...........................................112
         20.86    SEARLE CAP.................................................112
         20.87    SEPARATION DATE............................................112
         20.88    SPECIAL ACCOUNTING DATE....................................112
         20.89    SPINOFF DATE...............................................113
         20.90    STANDARD WORK WEEK AND YEAR................................113
         20.91    SUBSIDIARY.................................................113
         20.92    SUPPLEMENTAL AFTER-TAX ACCOUNT.............................113
         20.93    SUPPLEMENTAL AFTER-TAX CONTRIBUTIONS.......................113
         20.94    SUPPLEMENTAL BEFORE-TAX ACCOUNT............................113
         20.95    SUPPLEMENTAL BEFORE-TAX CONTRIBUTIONS......................113
         20.96    TRUST AGREEMENT............................................113
         20.97    TRUST FUND.................................................113
         20.98    TRUSTEE....................................................113
         20.99    UNALLOCATED DIVIDENDS......................................113
         20.100   VACATION ACCOUNT...........................................113
         20.101   VACATION CONTRIBUTIONS.....................................113
         20.102   VESTING PERCENTAGE.........................................114
         20.103   YEAR OF SERVICE............................................114

                      MONSANTO SAVINGS AND INVESTMENT PLAN

                                   SECTION 1
                                  INTRODUCTION
                                  ------------

1.1 THE PLAN. Monsanto Company, a Delaware corporation which was incorporated on February 9, 2000 under the name Monsanto Ag Company and which changed its name to Monsanto Company on March 31, 2000 (the "Company"), established, as of June 11, 2001, the MONSANTO SAVINGS AND INVESTMENT PLAN (the "PLAN").

     Effective as of October 1, 1974, Pharmacia Corporation (prior to March 31, 2000, known as Monsanto Company) ("PHARMACIA") established the Pharmacia Savings and Investment Plan (previously known as the Monsanto Savings and Investment Plan) (the "PHARMACIA PLAN") for the Plan Year beginning on January 1, 1974, which Pharmacia Plan was amended from time to time.

     Pharmacia, prior to January 1, 1997, maintained separate 401(k) defined contribution plans known as The NutraSweet Company Capital Accumulation Plan ("NUTRASWEET CAP") and the Searle Capital Accumulation Plan ("SEARLE CAP") for the benefit of eligible employees of certain business units. Effective January 1, 1997, NutraSweet CAP and Searle CAP were merged into the Pharmacia Plan and, pursuant to such merger, all assets of those plans became assets of the Pharmacia Plan effective as of January 1, 1997 and the Pharmacia Plan assumed the liabilities of those plans as of January 1, 1997.

     Pharmacia, prior to April 1, 1997, maintained a separate 401(k) defined contribution plan known as the Diamonex, Incorporated 401(k) Retirement Savings Plan ("DIAMONEX 401(K) PLAN"). Effective as of April 1, 1997, the Diamonex 401(k) Plan was merged into the Pharmacia Plan and, pursuant to such merger, all assets of that plan became assets of the Pharmacia Plan effective as of April 1, 1997 and the Pharmacia Plan assumed the liabilities of that plan as of April 1, 1997.

     Pharmacia, prior to July 31, 1997, maintained a separate payroll based employee stock ownership plan known as the Monsanto Company Payroll Related Employee Stock Ownership Plan ("PAYSOP"). Effective as of July 31, 1997, PAYSOP was merged into the Pharmacia Plan and, pursuant to such merger, all assets of that plan became assets of the Pharmacia Plan effective as of July 31, 1997 and the Pharmacia Plan assumed the liabilities of that plan as of July 31, 1997. A participant's PAYSOP account was credited to his Employer Matching Account.

     Effective September 1, 1997, Pharmacia spun off its chemical businesses into a separate publicly owned company, Solutia Inc. In connection with the spinoff all of the Pharmacia Plan assets and liabilities relating to the following were transferred to Solutia Inc. Savings and Investment Plan effective as of September 1, 1997: (a) Annex B of the Pharmacia Plan and
     (b) Solutia Inc. Participants (as defined in the Employee Benefits and Compensation Allocation Agreement between Pharmacia and Solutia Inc. dated as of September 1, 1997 ("ALLOCATION AGREEMENT")), other than Retained Solutia Inactive Participants (as defined in the Allocation Agreement), under Annex A of the Pharmacia Plan.

     Pharmacia, prior to November 1, 1998, maintained separate 401(k) defined contribution plans known as the Retirement and Savings Plan for Employees of Jacob Hartz Seed Co., Inc. ("HARTZ PLAN"), the Retirement and Savings Plan for Employees of HybriTech Seed International, Inc. ("HYBRITECH PLAN"), and the Calgene, Inc. Savings and Protection Plan ("CALGENE PLAN") for the benefit of eligible employees of certain business units. Effective November 1, 1998, the Hartz Plan, HybriTech Plan and Calgene Plan were merged into the Pharmacia Plan and, pursuant to such merger, all assets of those plans became assets of the Pharmacia Plan effective as of November 1, 1998 and the Pharmacia Plan assumed the liabilities of those plans as of November 1, 1998.

     DEKALB Genetics Corporation ("DEKALB"), which had been a wholly owned subsidiary of Pharmacia, maintained a separate 401(k) defined contribution plan known as the DEKALB Genetics Corporation Savings and Investment Plan ("DEKALB PLAN") for the benefit of eligible employees of DEKALB. Effective January 1, 2000, the DEKALB Plan was frozen and such eligible employees became eligible to participate in the Pharmacia Plan. Effective July 1, 2000, the DEKALB Plan was merged into the Pharmacia Plan and, pursuant to such merger, all assets of the DEKALB Plan became assets of the Pharmacia Plan and the Pharmacia Plan assumed the liabilities of the DEKALB Plan as of July 1, 2000.

     As of March 31, 2000, the former Monsanto Company merged with Pharmacia & Upjohn, Inc., and, pursuant to such merger, the name of the former Monsanto Company was changed to Pharmacia Corporation.

     Effective as of September 1, 2000,  certain of the  businesses  theretofore
     conducted  by  Pharmacia  and  the  employees  in  such   businesses   were
     transferred to the Company, which was a subsidiary of Pharmacia.

     Prior to July 1, 2001 (the "Effective Date"), eligible employees of the Company and its subsidiaries participated in the Pharmacia Plan. As of the Effective Date, the Pharmacia Plan was split into two separate plans: (1) a profit sharing plan, with an employee stock ownership plan component, providing savings opportunities and retirement income to eligible employees of the Company and certain of its subsidiaries, to which were transferred
     (i) the assets of the Pharmacia Plan allocable to employees and certain former employees of the Company and its subsidiaries and (ii) certain of the unallocated assets and liabilities of the employee stock ownership plan component of the Pharmacia Plan, and which is known as the MONSANTO SAVINGS AND INVESTMENT PLAN (the "PLAN"); and (2) a profit sharing plan, with an employee stock ownership plan component, providing savings opportunities and retirement income to eligible employees of Pharmacia and certain of its subsidiaries and affiliates (exclusive of the Company and its subsidiaries), which continued to hold (i) the assets of the Pharmacia Plan allocable to employees and certain former employees of Pharmacia Corporation and certain of its subsidiaries and affiliates other than the Company and its subsidiaries and (ii) the unallocated assets and liabilities of the employee stock ownership plan component of the Pharmacia Plan that were not transferred to the Plan, and which continued to be known as the Pharmacia Savings and Investment Plan (the "PHARMACIA Plan").

     Effective as of the Effective Date, employees of the Company and its subsidiaries ceased to be eligible to continue active participation in the Pharmacia Plan. The Plan was established by the Company on June 11, 2001 as a successor to the Pharmacia Plan to provide savings opportunities and retirement income to eligible employees who continue employment with or become employed by the Company or certain of its subsidiaries following the Effective Date.

     The Plan was amended and restated, effective as of January 1, 2002 to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The Plan, as so amended and restated, is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder.

     Prior to August 13, 2002 (the "Spinoff Date"), the Company and its subsidiaries were members of the controlled group of corporations (within the meaning of Section 414(b) of the Code) that includes Pharmacia. As of the Spinoff Date, all of the shares of common stock of the Company ("COMPANY SHARES") held by Pharmacia were distributed to the shareholders of Pharmacia as a spinoff dividend, and the Company thereby ceased to be a member of the controlled group of corporations that includes Pharmacia. As a result of the spinoff of the Company from Pharmacia as of the Spinoff Date, the shares of common stock of Pharmacia ("PHARMACIA SHARES") held in the Pharmacia Stock Fund were converted into Pharmacia Shares and Company Shares that were received as dividends with respect to such Pharmacia Shares. The Pharmacia Shares and the dividended Company Shares each represent a portion of the value of the pre-spinoff investments of Accounts in the Pharmacia Stock Fund.

     In order to provide participants with the opportunity to continue to hold the same economic investment following the Company spinoff as before, and to provide enhanced investment flexibility following the spinoff, the Plan has been amended, effective as of the Spinoff Date, to provide not only for a Company Stock Fund (including an Employer Company Stock Sub-Fund and an Employee Company Stock Sub-Fund) and a Chemical Stock Fund, but also to continue to provide for a Pharmacia Stock Fund. Participants may continue holding portions of their Participant Accounts or Employer Accounts in the Pharmacia Stock Fund or, pursuant to Sections 9.5 and 9.7, may elect to transfer all or any portion of their Participant Accounts or Employer Accounts from the Pharmacia Stock Fund to the Employee Company Stock Sub-Fund of the Company Stock Fund or to any of the other Investment Funds and/or Pre-Mixed Portfolios. The Pharmacia Stock Fund is provided solely to permit the continued holding of Participant Accounts or Employer Accounts in the Pharmacia Stock Fund following the spinoff of the Company. Accordingly, no future contributions or investment transfers may be made to the Pharmacia Stock Fund following the Spinoff Date.

     In order to provide enhanced investment flexibility, Section 9.5 of the Plan has also been amended, effective as of the Spinoff Date, to provide that any participant, regardless of age, who is fully vested in both his Employer Matching Account and Vacation Account shall be eligible to transfer all or any portion of his Employer Accounts from the Employer Company Stock Sub-Fund of the Company Stock Fund to any of the Investment Funds and/or the Pre-Mixed Portfolios.

     Also as a result of the spinoff of the Company from Pharmacia on the Spinoff Date, the Pharmacia Shares held in the ESOP Suspense Account and ESOP Interim Account were converted into Pharmacia Shares and Company Shares that were received as dividends with respect to such Pharmacia Shares. As provided in Section 19.8(d), all of the Pharmacia Shares held in the ESOP Suspense Account and the ESOP Interim Account shall, as soon as possible following the Spinoff Date as is consistent with prudent investment standards as determined by an Independent Fiduciary appointed for this purpose, be sold (or exchanged for Company Shares) and the proceeds of such sales shall be applied to the purchase of Company Shares which shall be held in the ESOP Suspense Account or ESOP Interim Account until allocated among participants' Employer Accounts in accordance with
     Section 19.

     The Plan is hereby amended and restated, effective as of the Spinoff Date (also referred to herein as the "RESTATEMENT DATE"), as provided herein. In order to facilitate Plan record-keeping in connection with the spinoff of the Company from Pharmacia as of the Spinoff Date, no investment elections may be made by participants on August 14, 2002 that would involve transfers to or from either the Company Stock Fund or the Pharmacia Stock Fund. Except as set forth in the preceding sentence or as otherwise provided herein, the provisions of this Plan, as hereby amended and restated, shall be effective as of the Restatement Date.

1.2  PURPOSE.  The  Plan is  maintained  by the  Employers  to  provide  savings opportunities and supplemental benefits for eligible employees of the Employers. The Plan is intended to be a profit sharing plan qualified under Sections 401(a) and 401(k) of the Code. The Employee Stock Ownership Plan ("ESOP") component of the Plan, as set forth in Section 19, is intended to be a stock bonus plan that constitutes an employee stock ownership plan qualified under Section 4975 of the Code and Section 407(d)(6) of ERISA and is maintained to provide eligible employees with an opportunity to acquire and hold long-term investment and ownership interests in Employer Securities.

1.3 PLAN ADMINISTRATION. The Plan is administered by a committee known as the Employee Benefits Plans Committee (the "PLAN COMMITTEE") appointed by the Company. The Plan Committee shall constitute the Named Fiduciary under the Plan for the purpose of managing and administering the Plan. The Plan Committee may delegate any or all of its authority, duty and responsibilities hereunder to one or more other persons or entities, including the Company and its officers, employees or agents. Such a delegation shall be in writing and shall specify the identity of the delegate and the responsibilities delegated to such delegate.

1.4 FUND COMMITTEE, TRUST AGREEMENT. A committee known as the Pension and Savings Funds Investment Committee (the "FUND COMMITTEE") appointed by the Company shall constitute the Named Fiduciary under the Plan with the power and authority on its own behalf or through its agents to manage and control the assets of the Trust Fund (as defined in Section 9.1 below) including, in addition to the powers and authority not specifically granted to the Fund Committee by the Trust Agreement (as defined below), all powers and authority necessary or appropriate to the discharge of its duties as such Named Fiduciary. The Company may from time to time appoint any person or corporation of any state in the United States to act as an "Independent Fiduciary" with respect to all or any portion of the assets of the Trust Fund. Each such Independent Fiduciary shall have the rights, powers, duties and discretions as may be set forth in the instrument of appointment. The funds accumulated under this Plan are held and/or invested by one or more corporate trustees (the "TRUSTEE") appointed by the Fund Committee or by such Trustee and one or more insurance companies ("INSURANCE COMPANY") or one or more investment managers ("INVESTMENT MANAGER") selected by the Fund Committee. The Trustee acts in accordance with one or more Trust Agreements ("TRUST AGREEMENT") which may, but need not, provide for the appointment of an Investment Manager to make investments of this Trust Fund, and which implement and form a part of this Plan.

1.5 ESTABLISHMENT, EFFECTIVE DATE AND RESTATEMENT DATE. The Plan was established as of June 11, 2001, as an "employee benefit plan" (within the meaning of Section 3(3) of ERISA). The contribution and benefit provisions of the Plan took effect as of July 1, 2001, which shall be the Effective Date of the Plan. The Plan has been amended and restated as set forth herein effective as of August 13, 2002, which shall be the Restatement Date of the Plan.

1.6 ACCOUNTING DATES. A "REGULAR ACCOUNTING DATE" is each business day during which the New York Stock Exchange is open and during which this Plan is in effect. A "SPECIAL ACCOUNTING DATE" is any date so designated by the Plan Committee and any Special Accounting Date occurring under Section 16.5. The term "ACCOUNTING DATE" includes both a Regular Accounting Date and a Special Accounting Date.

1.7 PLAN YEAR. The Plan is administered on the basis of the calendar year (the "PLAN YEAR").

1.8 EMPLOYERS. Certain Affiliates and Subsidiaries of the Company have adopted the Plan as of the Effective Date. The Company will maintain this Plan for the benefit of its employees and the employees of the adopting Affiliates and Subsidiaries. With the approval of the Company, any other Affiliate or Subsidiary of the Company may adopt this Plan on or after the Effective Date in accordance with the provisions of Section 14.2. The Company, Affiliates and Subsidiaries which adopt the Plan are collectively referred to as the "EMPLOYERS" and individually as the "EMPLOYER."

1.9 USE OF TERMS. Certain terms, as used in this Plan, are defined in Section 20 or elsewhere in the Plan and where so used shall have the meanings so assigned to them.

1.10 SUPPLEMENTS. The succeeding provisions of the Plan may be modified by Supplements. Each such Supplement will specify a group of employees or other persons to which it applies and will supersede the provisions of this Plan to the extent necessary to eliminate any inconsistencies between this Plan and such Supplement.

1.11 FISCAL YEAR. The term "FISCAL YEAR" as applied to any Employer means the taxable year of that Employer for federal income tax purposes.

                                    SECTION 2
                                  PARTICIPATION
                                  --------------

2.1 ELIGIBILITY. Each employee of an Employer who was a participant in the Pharmacia Plan on the day immediately preceding the Effective Date ("Former Pharmacia Participant") became a participant in the Plan as in effect on and after the Effective Date. Each other employee of an Employer will be eligible to join the Plan and become a participant under this Plan (in the manner described in Section 2.3) as soon as administratively feasible after the later of the Effective Date or the date when he meets all of the following requirements:

     (a) The employee is not then contributing to any other thrift and savings plan, profit sharing plan or cash or deferred plan (under Section 401(k) of the Code) maintained by an Employer, Affiliate or Subsidiary nor are any of the Employers, Affiliates or Subsidiaries then contributing to any other non-governmental thrift and savings plan, profit sharing plan or cash or deferred plan (under Section 401(k) of the Code) on such employee's behalf;

     (b) He is a member of a group of employees to which the Plan has been and continues to be extended by his Employer or by agreement and whose terms of employment is (a) not governed by a collective bargaining agreement, or (b) governed by a collective bargaining agreement which provides for participation in this Plan;

     (c)  He has attained age 18; and

     (d) In the case of an employee classified as a Casual Employee by the Company, either he has completed 1,000 Hours of Service during the twelve-month period beginning on his Employment Commencement Date or he has completed 1,000 Hours of Service during a Plan Year.

     If an employee does not elect to join the Plan and become a participant as of the first date on which he is eligible to do so, he may join the Plan and become a participant as soon as administratively feasible after he complies with the requirements of Section 2.3.

     Notwithstanding the preceding paragraphs, a participant who terminates employment and who is reemployed by an Employer as a member of a group of employees to whom the Plan has been and continues to be extended will be eligible to join the Plan and become a participant therein (in the manner described in Section 2.3) on the date he is reemployed by an Employer.

     For all purposes of this Plan, a Leased Employee (as defined in Section 414(n)(2) of the Code) shall not be considered to be an employee of an Employer, Subsidiary or an Affiliate; PROVIDED, HOWEVER, that if a Leased Employee becomes a common law employee of an Employer, Subsidiary or an Affiliate, service while a Leased Employee shall only be credited as required by Section 414(n) of the Code.

     Notwithstanding any other language in this Section 2.1, for any period a person is categorized by an Employer as an independent contractor and not as an employee of the Employer, such person shall not be eligible to participate in this Plan even if such person is retroactively categorized as an employee.

2.2  SERVICE. In determining Years of Service, the following rules shall apply:

     (a) Effective for Plan Years beginning on or after January 1, 1997, a participant shall be credited with a "YEAR OF SERVICE" for each twelve months in (i) the period beginning on the first day of the month containing his Employment Commencement Date and ending on the first day of the month on or after his Separation Date, (ii) any Break in Service beginning after December 31, 1996 that does not exceed twelve months, and (iii) any period beginning on the first day of the month containing the participant's Reemployment Commencement Date and ending on the first day of the month on or after his subsequent Separation Date.

     (b) A participant shall be credited with a "YEAR OF SERVICE" for each Plan Year before 1997 during which an employee has completed at least 1,000 Hours of Service with the Employers or the Affiliates. If an employee completed less than 1,000 Hours of Service in any Plan Year, he shall be entitled to a fractional Year of Service for such Plan Year which fraction shall be determined by dividing the number of such employee's Hours of Service during such Plan Year by the number of Hours of Service which are included in the employee's Standard Work Year. Notwithstanding the foregoing, an employee's Years of Service for Plan Years ending prior to October 1, 1974 shall in no event be less than his Continuous Service for such period determined in accordance with the Pharmacia Plan as in effect prior to that date.

     (c) An "HOUR OF SERVICE" means each hour for which an employee is directly or indirectly compensated by, or entitled to receive compensation from, an Employer or an Affiliate, including hours up to 501 hours in any Plan Year for any period during which he receives compensation without rendering services such as paid holidays, vacations, sick leave, disability leave, layoff, jury duty, or leave of absence, and including Hours of Service required to be taken into account to satisfy federal military service laws or regulations or to satisfy any other federal laws. For purposes of determining the number of Hours of Service to be credited to an employee, "compensation" shall include any back pay, irrespective of mitigation of damages, either awarded to the employee or agreed to by an Employer or an Affiliate.

          Notwithstanding the foregoing, an employee who is classified by the Company as a Temporary Employee (other than the subcategories of Resource Reentry Center Employee or Per Diem Employee) shall be credited with 190 Hours of Service for each calendar month in which such employee is directly or indirectly compensated by an Employer or Affiliate for the performance of duties.

          The computation of Hours of Service and the periods to which Hours of Service are to be credited shall be determined in accordance with Department of Labor Regulations Sections 2530.200b-2(b), (c) and (f).

     (d) If an employee's employment with all of the Employers and Affiliates terminates and he is later reemployed without incurring a one year Break in Service, his Years of Service both before his employment termination and after his reemployment shall be aggregated for purposes of this Plan.

     (e) Effective for Plan Years commencing on or after January 1, 1985, if an employee incurs five or more consecutive one year Breaks in Service ("FIVE YEAR BREAK IN SERVICE") and is subsequently reemployed by an Employer or an Affiliate, his Years of Service after such Five Year Break in Service shall not be taken into account when determining his Vesting Percentage (determined in accordance with Section 10.2 or any applicable Supplement) applicable to the portion of his Employer Matching Account attributable to his employment prior to such Five Year Break in Service. However, such an employee's Years of Service before and after his Five Year Break in Service shall be aggregated for purposes of determining his Vesting Percentage applicable to the portion of his Employer Matching Account attributable to his employment subsequent to such Five Year Break in Service.

     (f) The termination of an employee's employment with one Employer will not interrupt the continuity of his employment if, concurrently with or immediately after such termination, he is employed by one or more Employers or Affiliates.

     (g) If and to the extent the Company so provides, the last continuous period of an employee's service with a Predecessor Company (as defined below) will be considered as service with the Employers if such employee becomes employed by one or more of the Employers. For purposes of this subparagraph, a "PREDECESSOR COMPANY" means any corporation or other entity the stock, assets or business of which is acquired by an Employer, whether by merger, consolidation, purchase of assets or otherwise, and any predecessor thereto designated by the Company.

     (h) A period of concurrent service with two or more Employers and/or Affiliates will be considered as employment with only one of them during that period.

     (i) Years of Service for a participant who is an employee or former employee employed at Agracetus or Asgrow and who becomes an employee of an Employer or an Affiliate when the Employer or Affiliate acquires the applicable entity or location shall include service with Agracetus or Asgrow, as the case may be, prior to the purchase of the business by the Employer or Affiliate.

     (j) Years of Service for a participant who is an employee or former employee employed at Calgene, Inc., Holden's Foundation Seeds Inc. or Corn States Hybrid Service, Inc. and who becomes an employee of an Employer or an Affiliate when the Employer or Affiliate acquires the applicable entity shall include such participant's service with Calgene, Inc., Holden's Foundation Seeds Inc. or Corn States Hybrid Services, Inc., as the case may be, before January 1, 1998.

     (k) Years of Service for a participant who is an employee or former employee employed at DEKALB Genetics Corporation ("DEKALB") and who became a Regular Employee of an Employer or an Affiliate when the Employer or Affiliate acquired DEKALB shall include such participant's service with DEKALB prior to the acquisition of DEKALB by the Employer or Affiliate as determined under the DEKALB Genetics Corporation Savings and Investment Plan.

2.3 NOTICE OF ELIGIBILITY, ELECTION OF PARTICIPATION. The Plan Committee will notify an employee of the circumstances under which he will be eligible to participate in the Plan. An eligible employee may become a participant in the Plan as of any pay period by enrolling in the Plan in such manner as the Plan Committee may prescribe.

2.4 CHANGE IN PARTICIPANT'S STATUS. If a participant is transferred to an Affiliate that is not an Employer under the Plan or to a group of employees to whom the Plan has not been extended, he shall not be entitled to make After-Tax Contributions or to have Before-Tax Contributions made on his behalf. In addition, such a participant shall retain his interests in his Accounts. His Accounts shall continue to be adjusted to reflect earnings, gains and losses, and he shall have the right to receive withdrawals from his Accounts as provided in Section 11.

     If a participant is transferred to a Subsidiary that is not an Employer or an Affiliate, the participant shall be considered for purposes of this Plan to be a participant who has terminated employment and is entitled to receive payment of his Accounts under Section 10.

     If an Employer that is an Affiliate or a Subsidiary ceases to be a member of the controlled group of corporations that includes the Company within the meaning of Sections 414(b) and 1563(a) of the Code and ceases to be an Employer under the Plan, a participant who is employed by such Affiliate or Subsidiary shall be considered for purposes of this Plan to be a participant who has terminated employment and shall be entitled to receive payment of his Accounts under Section 10.

2.5 RESTRICTED PARTICIPATION. A participant shall be a participant under the Plan until his entire vested Accounts are distributed. A participant who has terminated employment with all Employers, Affiliates and Subsidiaries shall not receive a share of Employer Matching Contributions for any period beginning after his termination of employment nor, except as provided in
     Section 3.5, shall any other deposit or transfer of monies be accepted for his account after his termination of employment. Notwithstanding the foregoing, a participant who terminates employment with all Employers, Affiliates and Subsidiaries after the end of the Plan Year but before any Employer Matching Contribution described in Section 6.1(a)(ii) to which he may be entitled is allocated to his Employer Matching Account shall have any such contribution allocated to his Employer Matching Account pursuant to Section 8.8.

                                   SECTION 3
                             FORM OF PARTICIPATION
                             ---------------------

3.1 PARTICIPANT ACCOUNTS. Each participant who is employed by an Employer during the Plan Year shall have the right to:

     (a) Make Matched Before-Tax Contributions and Supplemental Before-Tax Contributions by indicating the percentage (in whole percentages) of his Eligible Earnings by which his salary or wages shall be reduced but not in excess of sixteen percent (or such other percentage specified in the applicable Supplement) of his Eligible Earnings and authorizing the Employer to contribute such amount on behalf of the participant to his Before-Tax Accounts;

     (b) Make Matched After-Tax Contributions and Supplemental After-Tax Contributions by indicating the percentage (in whole percentages) of his Eligible Earnings to be contributed to the Plan but not in excess of sixteen percent (or such other percentage specified in the applicable Supplement) of his Eligible Earnings and credited to his After-Tax Accounts;

     (c) Make both Before-Tax and After-Tax Contributions but in the aggregate not in excess of sixteen percent (or such other percentage specified in the applicable Supplement) of his Eligible Earnings; or

     (d) Make a Direct Rollover Contribution according to Section 3.5, which shall be credited to his Direct Rollover Account.

     The contribution election of each Former Pharmacia Participant under the Pharmacia Plan, as in effect immediately prior to the Effective Date, shall remain in effect as such participant's contribution election under this Plan on and after the Effective Date, unless and until changed by the participant in accordance with the provisions of this Plan.

3.2 EMPLOYER MATCHING CONTRIBUTION. Each Employer shall make contributions, as specified herein, based on the contributions made by the Employer on behalf of the participant to the Matched Before-Tax Account or by the participant to the Matched After-Tax Account. Employer contributions shall first be used to match the Matched After-Tax Contributions. Notwithstanding the foregoing, a participant who is classified as a Casual Employee or a Temporary Employee shall receive an Employer Matching Contribution for a Plan Year only if such participant is credited with at least 1,000 Hours of Service during the Plan Year.

3.3  VARIATION  OF  CONTRIBUTIONS.  A  participant  may  change  his  Before-Tax
     Contributions and After-Tax Contributions rate (but not retroactively) within the limits specified in this Plan (or in the applicable Supplement) and in the manner prescribed by the Plan Committee with the change to be effective as of the first day of the first pay period as soon as administratively feasible following the participant's election.

3.4 DISCONTINUANCE AND RESUMPTION OF CONTRIBUTIONS. Effective as of the first day of the first pay period as soon as administratively feasible following the participant's election, a participant may:

     (a) Elect to discontinue making After-Tax Contributions in accordance with Sections 5.2 and 5.3 and/or have his Employer discontinue making Before-Tax Contributions on his behalf in accordance with Section 4.2 or 4.3; or

     (b) Elect to resume making After-Tax Contributions and/or have his Employer resume making Before-Tax Contributions on his behalf.

     Such an election must be made by the participant in a manner prescribed by the Plan Committee. Any such discontinuance shall apply to both the participant's After-Tax Contributions and Before-Tax Contributions made on his behalf by an Employer and cannot apply solely to either the participant's After-Tax Contributions or Before-Tax Contributions made on his behalf. Any such resumption may apply to the participant's After-Tax Contributions and/or to Before-Tax Contributions made on his behalf by an Employer. A resumption of contributions may only be made if the participant then meets the eligibility requirements of Section 2. The participant's investment elections and his beneficiary designation in effect at the time of discontinuance shall remain the same unless the participant elects to change them as provided in the Plan. A participant may elect to change his investment election under Section 9 during any discontinuance.

3.5 DIRECT ROLLOVER CONTRIBUTIONS. The Plan Committee may direct the Trustee to accept a Direct Rollover Contribution from or on behalf of:

     (a)  a participant who is employed by an Employer;

     (b) a participant who retires on or after February 1, 1994 and prior to March 31, 1995 while in the employ of an Employer, an Affiliate or a Subsidiary with an entitlement to receive an Employer pension benefit (as determined under the terms of the pension plan in which the participant participates) and who does not receive payment of his benefits under the Plan prior to the rollover;

     (c) a participant who terminates employment for any reason on or after March 31, 1995 with all Employers, Affiliates and Subsidiaries with an entitlement to receive an Employer pension benefit (as determined under the terms of the pension plan in which the participant participates) and who does not receive payment of his benefits under the Plan prior to the rollover; or

     (d) an employee who is eligible to participate in the Plan but who has not elected to start making contributions to the Plan.

     For this purpose, a "DIRECT ROLLOVER CONTRIBUTION" shall mean any cash, the receipt of which would constitute a direct rollover of an eligible rollover distribution (excluding after-tax employee contributions) from a plan that is qualified under Section 401(a) or 403(a) of the Code, an annuity contract described in Section 403(b) of the Code, an individual retirement account described in Section 408(a) of the Code, or an eligible plan under
     Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state. A Direct Rollover Contribution must meet the requirements of Section 401(a)(31) of the Code and the regulations thereunder. Notwithstanding the preceding, with respect to participants described in subparagraph (a) or (d) above, the Trustee shall not accept a Direct Rollover Contribution from a plan maintained by an Employer, an Affiliate or a Subsidiary. In the case of a participant described in subparagraph (b) or (c) above, the Trustee shall only accept a Direct Rollover Contribution from a plan that is maintained by an Employer, an Affiliate or a Subsidiary. Such amounts shall at all times be fully vested and shall be credited, before January 1, 1997 to the participant's Before-Tax Account, and after December 31, 1996 to the participant's Direct Rollover Account. Such Direct Rollover Contribution will be segregated from the other assets of the Plan until the date the contribution is accepted, and thereafter will share in the allocation of earnings and losses under
     Section 8.6. Each participant making a Direct Rollover Contribution to the Plan may elect (in whole percentages) to have such contribution invested in one or more of the Investment Funds and/or Pre-Mixed Portfolios. If a participant fails to make such an election, such amounts shall be invested in accordance with the participant's investment election then in effect for his After-Tax Contributions and Before-Tax Contributions, or if no such investment election is then in effect, such amounts shall be invested in the Moderate Portfolio. A Direct Rollover Contribution is not a participant contribution for purposes of Sections 4.8 or 7.

     The Trustee shall not accept a Direct Rollover Contribution from (a) a participant who terminated employment with all Employers, Affiliates and Subsidiaries before February 1, 1994, (b) a participant who terminated employment with all Employers, Affiliates and Subsidiaries other than due to retirement on or after February 1, 1994 and before March 31, 1995, (c) an alternate payee or (d) any beneficiary (including a surviving spouse) of a participant.

                                   SECTION 4
                            BEFORE-TAX CONTRIBUTIONS
                            ------------------------

4.1 AUTHORIZATION OF BEFORE-TAX CONTRIBUTIONS. The participant may authorize, effective as of the first day of the first pay period as soon as administratively feasible following such authorization, that the participant's Eligible Earnings shall be reduced on a before-tax basis during each pay period in an amount up to sixteen percent (in whole percentages) of his Eligible Earnings for that pay period (or such other percentage as are set forth in the applicable Supplement hereto) less the percentage of his Eligible Earnings contributed as After-Tax Contributions, if any, on his behalf by an Employer. This amount ("BEFORE-TAX CONTRIBUTIONS") is contributed by the Employer on behalf of the participant to the participant's Before-Tax Accounts. Such authorization must be made in the manner prescribed by the Plan Committee.

4.2 MATCHED BEFORE-TAX CONTRIBUTIONS. The amount of Before-Tax Contributions elected by the participant not in excess of seven percent (in whole percentages) of the participant's Eligible Earnings (or such other percentage as specified in the applicable Supplement) ("MATCHED BEFORE-TAX CONTRIBUTIONS") less the percentage of his Eligible Earnings contributed as Matched After-Tax Contributions, if any, on his behalf by an Employer shall then be contributed by the Employer on behalf of the participant to the participant's Matched Before-Tax Account. Notwithstanding the foregoing, no portion of the Before-Tax Contributions of a participant who is classified as a Casual Employee or a Temporary Employee shall be treated as Matched Before-Tax Contributions for a Plan Year unless such participant is credited with at least 1,000 Hours of Service during such Plan Year.

4.3 SUPPLEMENTAL BEFORE-TAX CONTRIBUTIONS. Except as otherwise provided, if an Employer makes Matched Before-Tax Contributions on behalf of a participant in accordance with Section 4.2 for any pay period which equal the percentage limit on such Matched Before-Tax Contributions for any pay period under that Section, Before-Tax Contributions elected by the participant in excess of the Matched Before-Tax Contribution limits ("SUPPLEMENTAL BEFORE-TAX CONTRIBUTIONS") shall then be contributed by the Employer on behalf of the participant to the participant's Supplemental Before-Tax Account.

4.4 LIMITATION ON BEFORE-TAX CONTRIBUTIONS. Notwithstanding the foregoing, no Employer may make on behalf of any participant any Before-Tax Contributions under the Plan for any pay period in excess of the highest permissible aggregate contribution percentage under Sections 4.2 and 4.3 which will cause the limitations of Section 4.8, 7.2 or 7.4 to be exceeded.

4.5 ELIGIBLE EARNINGS. With respect to any period, a participant's "ELIGIBLE EARNINGS" shall mean remuneration received by a participant from an Employer while an employee eligible to participate in the Plan. Eligible Earnings shall include base compensation, shift differential pay, overtime pay, holiday pay, fire brigade pay, military summer encampment pay, sick leave pay, strike time pay, call-in pay, pay in lieu of base wages (which payments are to be submitted to the person designated by the Plan Committee), achievement awards from an achievement award program maintained by an Employer, contract notice pay, commissions, sales awards, gain sharing, annual Incentive Pay (including annual cash bonuses paid under an annual incentive plan established by an Employer) and lump sum amounts paid in lieu of wage increases. Eligible Earnings shall also include any amount which is contributed by an Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the participant under Code Section 125 or 402(e)(3). Eligible Earnings shall exclude amounts paid under any long-term incentive plan maintained by an Employer, restricted stock (and dividends payable thereon) granted pursuant to a management incentive plan maintained by an Employer, amounts paid by an Employer for insurance or other welfare plans or benefits, FlexCredits, pay in lieu of vacations, compensation attributable to the exercise of stock options, ad hoc one-time payments, amounts paid after the participant's final regular paycheck, payments from the Holden's Foundation Seeds Inc. Employee Bonus Trust and any other amounts identified in the applicable Supplement. Overtime pay is treated as earned in the month in which it is paid. Other previously deferred compensation or pay that is paid during the Plan Year shall not be included in earnings for this purpose. Pay or compensation not specifically listed in this paragraph as included in Eligible Earnings shall be excluded.

     The maximum "Eligible Earnings" for any participant for any Plan Year beginning on or after January 1, 2002 shall be $200,000 (as may be adjusted by the Secretary of the Treasury or his delegate for increases in the cost of living in accordance with Section 401(a)(17) of the Code or any successor provision).

4.6 DEDUCTION OF PARTICIPANT CONTRIBUTIONS. The contributions made by an Employer on behalf of a participant in accordance with Sections 4.2 and 4.3 shall be made at regular payroll intervals. Contributions agreed to by an Employer shall be paid to the Trustee as soon as practicable after the end of the accounting period for which such contributions were made. The Employer shall collect and withhold any Social Security, federal or state unemployment taxes, other payroll taxes and any state or local income or earnings taxes imposed on Before-Tax Contributions and shall pay such amounts to the applicable government authorities in a timely manner.

4.7 CANCELLATION OF BEFORE-TAX CONTRIBUTIONS. Except as otherwise provided, no Before-Tax Contributions shall be made for any pay period which begins after a participant fails to satisfy the eligibility requirements of
     Section  2  of  the  Plan  or  after  such  participant's   termination  of
     employment.

4.8 LIMITATION ON BEFORE-TAX CONTRIBUTIONS. Except to the extent permitted under Section 7.6 and Section 414(v) of the Code, if applicable, in no event shall a participant's Before-Tax Contributions for any Plan Year exceed the Elective Deferral Limitation. The "Elective Deferral Limitation" is: (1) for the Plan Year commencing January 1, 2002, $11,000; (2) for the Plan Year commencing January 1, 2003, $12,000; (3) for the Plan Year commencing January 1, 2004, $13,000; (4) for the Plan Year commencing January 1, 2005, $14,000; and (5) for the Plan Years commencing on or after January 1, 2006, $15,000 or such increased amount as may be determined by the Secretary of the Treasury or his delegate in accordance with Section 402(g)(4) of the Code. Any Before-Tax Contributions which exceed the Elective Deferral Limitation shall be recharacterized as After-Tax Contributions.

     If the sum of a participant's Before-Tax Contributions and other elective deferrals (as defined in Section 402(g)(3) of the Code) in a plan maintained by another employer for any calendar year exceed the Elective Deferral Limitation, then the participant may file an election form with the Plan Committee designating in writing the amount of such excess
     Before-Tax Contributions to be distributed from this Plan. Any such election form must be filed with the Plan Committee no later than March 1 following the close of such calendar year. If such an election form is timely filed, the Trustee shall distribute to the participant the amount of such excess Before-Tax Contributions which the participant has allocated to this Plan, adjusted for any income or loss allocable to such amount, on or before April 15 following the close of such calendar year. For purposes of the preceding sentence, the income or loss allocable to such excess amount shall be the income or loss allocable to the participant's Before-Tax Contributions for the taxable year multiplied by a fraction, the numerator of which is such participant's excess Before-Tax Contributions for the year and the denominator of which is the participant's Before-Tax Accounts without regard to any income or loss occurring during such taxable year.

                                   SECTION 5
                             AFTER-TAX CONTRIBUTIONS
                             ------------------------

5.1 AUTHORIZATION OF AFTER-TAX CONTRIBUTIONS. A participant may elect, effective as of the first pay period beginning as soon as administratively feasible after such election, to make "AFTER-TAX CONTRIBUTIONS" during such pay period in an amount equal to up to sixteen percent (in whole percentages) of his Eligible Earnings for that pay period (or such other percentage set forth in the applicable Supplement hereto). Such election must be made in the manner prescribed by the Plan Committee. In no event shall the percentage of Eligible Earnings contributed as Before-Tax Contributions and After-Tax Contributions exceed sixteen percent (or such other percentage set forth in the applicable Supplement hereto).

5.2 MATCHED AFTER-TAX CONTRIBUTIONS. Except as otherwise expressly provided and effective as of the first day of the first pay period as soon as administratively feasible, a participant, if he so desires, may elect to make After-Tax Contributions under the Plan in an amount not in excess of seven percent (in whole percentages) of his Eligible Earnings (or such other percentage as are set forth in the applicable Supplement hereto) ("MATCHED AFTER-TAX CONTRIBUTIONS"). Such amounts shall be contributed to the participant's Matched After-Tax Account. Notwithstanding the foregoing, no portion of the After-Tax Contributions of a participant who is classified as a Casual Employee or a Temporary Employee shall be treated as Matched After-Tax Contributions for a Plan Year unless such participant is credited with at least 1,000 Hours of Service during the Plan Year.

5.3 SUPPLEMENTAL AFTER-TAX CONTRIBUTIONS. Except as otherwise specifically provided, if a participant makes Matched After-Tax Contributions in accordance with Section 5.2 for any pay period which equal the percentage limit on such Matched After-Tax Contributions for such pay period under that Section, any After-Tax Contributions made by the participant in excess of the Matched After-Tax Contribution limits ("SUPPLEMENTAL AFTER-TAX CONTRIBUTIONS") shall then be contributed to the participant's Supplemental After-Tax Contributions Account.

5.4 LIMITATION ON AFTER-TAX CONTRIBUTIONS. Notwithstanding the foregoing, no participant may make contributions in accordance with Sections 5.1, 5.2 and
     5.3 for any pay period in excess of the highest permissible aggregate contributions percentage under Sections 5.2 and 5.3 which will cause the limitations of either Sections 7.2 or 7.5 to be exceeded.

5.5 DEDUCTION OF PARTICIPANT AFTER-TAX CONTRIBUTIONS. A participant's After-Tax Contributions in accordance with Sections 5.1, 5.2 and 5.3 shall be made by regular payroll deductions. Participant After-Tax Contributions deducted by an Employer which are to be paid to the Trustee will be paid to the Trustee as soon as practicable after the end of the period for which such After-Tax Contributions were made.

5.6 CESSATION OF AFTER-TAX CONTRIBUTIONS. Except as otherwise provided, no participant After-Tax Contributions will be accepted on behalf of any participant for any pay period which begins after such participant fails to satisfy the eligibility requirements of Section 2 of the Plan or after such participant's termination of employment.

                                   SECTION 6
                             EMPLOYER CONTRIBUTIONS
                             ----------------------

6.1  EMPLOYER MATCHING CONTRIBUTIONS.

     (a) The Employers shall establish an Employer Matching Account for each participant on whose behalf it makes Matching Contributions. Except as otherwise provided in this Section or Section 19, each Employer will make:

          (i) Employer Matching Contributions in an amount equal to sixty percent (or such other percentage set forth in the applicable Supplement hereto) of the aggregate Matched Before-Tax Contributions and Matched After-Tax Contributions for each payroll period deducted on behalf of participants employed by such Employer during such payroll period, reduced by the amount of Forfeitures, if any, applied pursuant to Section 10.3(c) to satisfy the Employer's obligation to make Employer Matching Contributions described in this Section 6.1(a)(i).

          (ii) Employer Matching Contributions on behalf of participants who are employed by an Employer on the last day of the Plan Year in an amount equal to the percentage as determined by the Plan Committee in its sole discretion ("DISCRETIONARY PERCENTAGE") of the Discretionary Matched Contributions of such participants for such Plan Year, reduced by the amount of Forfeitures, if any, applied pursuant to Section 10.3(c) to satisfy the Employer's obligation to make Employer Matching Contributions described in this Section 6.1(a)(ii). For purposes of this Section 6.1(a)(ii), "DISCRETIONARY MATCHED CONTRIBUTIONS" shall mean the aggregate amount of Before-Tax Contributions and After-Tax Contributions for a Plan Year deducted on behalf of a participant by an Employer during such Plan Year (including, with respect to the Plan Year ending December 31, 2001, before-tax contributions and after-tax contributions made to the Pharmacia Plan for the period commencing January 1, 2001 and ending on the Effective Date), but not in excess of ten percent (or such other percentage as determined by the Plan Committee in its sole discretion) of such participant's Eligible Earnings for such Plan Year (including, with respect to the Plan Year ending December 31, 2001, eligible earnings taken into account under the Pharmacia Plan for the period commencing on January 1, 2001 and ending on the Effective
               Date).

          Notwithstanding the foregoing, a participant who is classified as a Casual Employee or a Temporary Employee shall receive Employer Matching Contributions for a Plan Year only if such participant is credited with not less than 1,000 Hours of Service during the Plan Year.

     (b) Except as provided in Section 19, contributions made in accordance with this Section shall be made only from the Employer's net income (i.e., its net profits before state and federal income taxes), or its accumulated profits (i.e., its net profit after federal and state income taxes have been deducted, which have been accumulated in the business) or both. If any Employer does not have sufficient net income and accumulated profits to permit it to make its Employer Matching Contributions, then one or more of the other Employers, as determined by the Company, may make contributions on behalf of such Employer in an amount not exceeding the amount of contributions which such Employer would have otherwise contributed. Except as otherwise provided in Section 19, (i) subject to the next following clause (ii), the Employer Matching Contributions described in Section 6.1(a)(i) for any payroll period shall be paid to the Trustee as soon as practical after the payroll period for which such contributions are made, (ii) the Employer Matching Contributions described in Section 6.1(a)(i) for any Plan Year for a participant classified as a Casual Employee or a Temporary Employee who is credited with not less than 1,000 Hours of Service during such Plan Year, shall be paid to the Trustee as soon as practical after such Plan Year, and (iii) the Employer Matching Contributions described in Section 6.1(a)(ii) for any Plan Year, and the Vacation Contribution for any Plan Year, shall be paid to the Trustee no later than the time required for filing the Employer's federal income tax return for that year, including extensions thereof. Each Employer's total contributions for any Plan Year shall be paid to the Trustee no later than the time required for filing the Employer's federal income tax return for that year, including extensions thereof.

6.2 VACATION CONTRIBUTIONS. Each Employer shall establish a Vacation Account for each participant on whose behalf it made a Vacation Contribution pursuant to the terms of the Pharmacia Plan prior to the Effective Date.

6.3 CORRECTING CONTRIBUTION. In addition to the Employer Contributions described in Sections 6.1 and 6.2, the Employers may make such additional contributions to the Plan as may be necessary to correct any error by the Company which occurs in the administration of the Plan. Any such correcting contribution which relates to correction of an investment loss occasioned by the Company's administration of the accounts under the Plan shall not constitute an Annual Addition to the Plan under Section 7.3 hereof and shall not be an Employer Contribution. Any such correcting contribution which relates to errors made by the Company in crediting the proper amount of Employer Contributions to a participant's account for any Plan Year shall be an Employer Contribution and shall constitute an Annual Addition for the Plan Year to which such correcting contribution relates and which may be a Plan Year other than the year in which such correcting contribution is made.

                                   SECTION 7
                          LIMITATIONS ON CONTRIBUTIONS
                          ----------------------------

7.1  LIMITATION ON EMPLOYER CONTRIBUTIONS.  Notwithstanding anything in Sections
     6.1 and 6.2 to the contrary, no Employer during its Fiscal Year shall make Employer Contributions in an amount in excess of the amount which will be deductible by the Employer under Section 404 of the Code.

7.2  LIMITATIONS ON CONTRIBUTIONS.  Except to the extent permitted under Section
     7.6 and Section 414(v) of the Code, if applicable, the total Annual Additions (as defined in Section 7.3(a)) to a participant's Accounts under this Plan and to a participant's accounts in any other Defined Contribution Plan in which he is a participant and which is maintained by an Employer or any member of the Extended Group shall not exceed the lesser of:

     (a) The amount specified in Section 415(c)(1)(A) of the Code as in effect on the last day of the Plan Year; or

     (b) One hundred percent of the participant's compensation (as defined in Section 415(c)(3) of the Code) for such Plan Year.

     In applying the limit in the preceding sentence, the Annual Addition to a participant's accounts under this Plan will be limited before the Annual Addition to his accounts under a related Defined Contribution Plan, if any, is limited. The requirements of Section 415 of the Code and the regulations promulgated thereunder are hereby incorporated by reference.

     Reduction of benefits or contributions to all plans, where required to comply with this Section, shall be accomplished by reducing contributions or allocating excess forfeitures for Defined Contribution Plans (as defined in Section 7.3(c)) in which the participant participated, such reduction to be made first with respect to the Defined Contribution Plan in which he most recently accrued benefits and thereafter in such priority as shall be established by the Plan Committee and the plan administrator of such other Defined Contribution Plans; PROVIDED, HOWEVER, that necessary reductions may be made in a different manner and priority pursuant to the agreement of the Plan Committee and the plan administrator of all other plans covering such participant.

     Notwithstanding anything herein to the contrary, if, pursuant to the ESOP component of this Plan, the Plan enters into an ESOP Loan (as defined in Section 19.3(e)), the amounts contributed to the Plan that are used to retire the ESOP Loan will be treated as Annual Additions subject to the last paragraph of this Section 7.2. Amounts released from the ESOP Suspense Account (as defined in Section 19.3(g)) which are allocated to the participants' accounts shall not constitute Annual Additions for purposes of this Section.

     Also for purposes of this Section 7.2, during any Plan Year in which allocations are made pursuant to Section 19.6, the following two provisions will apply if no more than one-third of the Employer contributions made pursuant to Section 19 are allocated to Highly Compensated Employees:

     (c) forfeitures of Employer Securities that are Financed Shares (as defined in Section 19.3(h)) shall not constitute Annual Additions, and

     (d) Employer contributions that are applied to interest payable on an ESOP Loan shall not constitute Annual Additions.

7.3 DEFINITIONS. For purposes of this Section 7, the following terms shall have the following meanings:

     (a) "Annual Addition" means, with respect to any participant, for any Plan Year, the sum of the following amounts:

          (i) The Employers' contributions credited to his accounts under this Plan (including Before-Tax Contributions made by an Employer on behalf of the participant) and under a related Defined Contribution Plan, if any, for such Plan Year; and

          (ii) Any forfeitures which are allocated to such participant's accounts under a related Defined Contribution Plan which reallocates forfeitures among participants, if any, for such Plan Year; and

          (iii)The amount of the participant's After-Tax Contributions under this Plan (excluding Before-Tax Contributions made by an Employer on behalf of the participant) and contributions to a related Defined Contribution Plan for such Plan Year; and

          (iv) Any amounts allocated to an individual medical account (as defined in Section 415(l)(2) of the Code) that is part of a defined benefit plan maintained by an Employer or a member of the Extended Group; and

          (v) Any amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, that are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee (as defined in Section 419A(d)(3) of the Code) under a welfare benefit fund (as defined in Section 419(e) of the Code) maintained by an Employer or member of the Extended Group.

     (b)  "Extended   Group"  means  all  Affiliates  and  Subsidiaries  of  the
          Employers. A "member of the Extended Group" means any component member of the Extended Group.

     (c)  "Defined  Contribution  Plans"  means  all  savings,   thrift,  profit
          sharing, stock bonus, employee stock ownership, welfare benefits funds, or other plans of the Extended Group which are subject to the requirements of Section 415 of the Code and which constitute defined contribution plans for such purpose as well as any benefit attributable to After-Tax Contributions or Before-Tax Contributions under this Plan or any related pension plan.

     (d) "Compensation" for purposes of this Section shall mean "compensation", within the meaning of Section 415(c)(3) of the Code, that is actually paid to the participant during the Plan Year. Notwithstanding the preceding,

          (i) for purposes of Section 7.2(b), compensation shall include any amount which is contributed by an Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the employee under Sections 125, 132(f), 402(e)(3), 402(h) or 403(b) of the Code; and

          (ii) for all other purposes of this Section, compensation may, as determined by the Plan Committee, include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the employee under Sections 125, 132(f), 402(e)(3), 402(h) or 403(b)
               of the Code.

     (e) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of the participant's Contribution Percentage Amounts to the participant's Compensation for the Plan Year (whether or not the employee was a participant for the entire Plan Year).

     (f) "Contribution Percentage Amounts" shall mean the sum of participant After-Tax Contributions, Employer Matching Contributions and Qualified Matching Contributions (to the extent not taken into account for purposes of the Actual Deferral Percentage test) made under the Plan on behalf of the participant for the Plan Year. Such Contribution Percentage Amounts shall not include Employer Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are excess elective deferrals, Excess Before-Tax Contributions or Excess Aggregate Contributions. The Employer may include Qualified Non-elective Contributions in the Contribution Percentage Amounts. The Employer may also include participant Before-Tax Contributions in the Contribution Percentage Amounts so long as the Actual Deferral Percentage test is met before the Before-Tax Contributions are used in the Actual Contribution Percentage test and continues to be met following the exclusion of those Before-Tax Contributions used.

     (g) "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of (i) the aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over (ii) the maximum Contribution Percentage Amounts permitted by the Actual Contribution Percentage test. Each Highly Compensated Employee's portion of the Excess Aggregate Contributions for a Plan Year shall be determined under a two step process. First, the Excess Aggregate Contributions shall be calculated. This shall be done by reducing the Contribution Percentage Amounts of those Highly Compensated Employees with the highest Actual Contribution percentages to the extent necessary but not below the next highest level of Actual Contribution percentages. This process shall be repeated, to the extent necessary, until the Actual Contribution Percentage for the group of Highly Compensated Employees satisfies one of the Actual Contribution Percentage nondiscrimination tests set forth in Section 401(m)(2) of the Code. Second, the Excess Aggregate Contributions will be allocated to those Highly Compensated Employees with the highest Contribution Percentage Amounts to the extent necessary, but not below the next highest level of Contribution Percentage Amounts. This process shall be repeated, to the extent necessary, until all Excess Aggregate Contributions have been allocated among the Highly Compensated Employees. Such determination shall be made after first determining Excess Before-Tax Contributions pursuant to Section 4.8 and then determining Excess Before-Tax Contributions pursuant to
          Section 7.3(h).

     (h) "Excess Before-Tax Contributions" shall mean, with respect to any Plan Year, the excess of (i) the aggregate amount of Before-Tax Contributions and any Qualified Non-elective Contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over (ii) the maximum amount of such contributions permitted by the Actual Deferral Percentage test. Each Highly Compensated Employee's portion of the Excess Before-Tax Contributions for a Plan Year shall be determined under a two step process. First, the Excess Before-Tax Contributions shall be calculated. This shall be done by reducing the Before-Tax Contributions of those Highly Compensated Employees with the highest Actual Deferral percentages to the extent necessary but not below the next highest level of Actual Deferral percentages. This process shall be repeated, to the extent necessary, until the Actual Deferral Percentage for the group of Highly Compensated Employees satisfies one of the Actual Deferral Percentage nondiscrimination tests set forth in
          Section 401(k)(3) of the Code. Second, the aggregate amount of Excess Before-Tax Contributions will be allocated to the Highly Compensated Employees with the highest Before-Tax Contributions and Qualified Non-elective Contributions to the extent necessary, but not below the next highest level of Before-Tax Contributions and Qualified Non-elective Contributions. This process shall be repeated, to the extent necessary, until the total aggregate amount of Excess
          Before-Tax Contributions have been allocated among the Highly Compensated Employees.

     (i) "Highly Compensated Employee" includes highly compensated active employees and highly compensated former employees. Effective January 1, 1997, highly compensated active employee includes any employee who performs service for the Employer during the determination year and who: (i) during the look-back year received compensation from the Employer in excess of $80,000 (as adjusted pursuant to Section 415(d) of the Code); or (ii) is a 5% owner at any time during the look-back year or determination year.

          For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

          The determination of who is a Highly Compensated Employee will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

     (j)  "Qualified Matching  Contributions" shall mean matching  contributions
          which  are   subject  to  the   distribution   and   nonforfeitability
          requirements of Section 401(k) of the Code when made.

     (k) "Qualified Non-elective Contributions" shall mean contributions (other than Employer Contributions or Qualified Matching Contributions) made by the Employer and allocated to participants' accounts that the participants may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Before-Tax Contributions and Qualified Matching Contributions.

7.4 ACTUAL DEFERRAL PERCENTAGE TEST. Notwithstanding anything in Section 4 to the contrary, for each Plan Year the Plan shall satisfy the Actual Deferral Percentage nondiscrimination tests in Section 401(k)(3) of the Code in accordance with Treas. Regs. Section 1.401(k)-1(b), which provisions are hereby incorporated by reference. For purposes of performing the Actual
     Deferral Percentage nondiscrimination tests for a Plan Year, the Actual Deferral Percentage of Non-Highly Compensated Employees shall be determined as of the Plan Year for which such tests are performed, unless the Plan Committee elects to determine such Actual Deferral Percentage of Non-Highly Compensated Employees as of the preceding Plan Year. Any such election shall not be changed except as provided by the Secretary of the Treasury. The Plan Committee may, to the extent necessary to satisfy the Section 401(k)(3) nondiscrimination tests use the distribution method, additional contributions method, the recharacterization method or a combination of these methods, to avoid or correct excess contributions.

     (a) DISTRIBUTION METHOD. Notwithstanding any other provision of this Plan, if the Plan Committee uses the distribution method, Excess Before-Tax Contributions, adjusted for any income and loss allocable thereto, shall be distributed no later than the last day of each Plan Year to participants whose accounts such Excess Before-Tax Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten percent excise tax will be imposed on the Employers maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Before-Tax Contributions attributable to each such employee.

          Excess    Before-Tax     Contributions    (including    the    amounts
          recharacterized) shall be treated as Annual Additions.

          Determination of Income or Loss: Excess Before-Tax Contributions shall be adjusted for any income and loss allocable thereto. The income and loss allocable to Excess Before-Tax Contributions is the income and loss allocable to the participant's Before-Tax Account for the Plan Year multiplied by a fraction, the numerator of which is such participant's Excess Before-Tax Contributions for the year and the denominator of which is the participant's account balance attributable to Before-Tax Contributions (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the Actual Deferral Percentage test) without regard to any income and loss occurring during such Plan Year.

          Accounting for Excess Before-Tax Contributions: Excess Before-Tax Contributions shall be distributed from the participant's Before-Tax Account in proportion to the participant's Before-Tax Contributions for the Plan Year.

     (b)  ADDITIONAL  CONTRIBUTIONS  METHOD.  In  lieu  of  distributing  Excess
          Before-Tax  Contributions,  the  Plan  Committee  may  elect  to  make
          Qualified Non-elective Contributions or Qualified Matching Contributions on behalf of non-highly compensated participants that are sufficient to satisfy the Actual Deferral Percentage test, pursuant to Treas. Reg. Section 1.401(k)-1(b)(5).

     (c) RECHARACTERIZATION METHOD. In lieu of distributing Excess Before-Tax Contributions or making additional contributions, the Plan Committee may treat a participant's Excess Before-Tax Contributions as an amount distributed to the participant and then contributed by the participant to the Plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Before-Tax Contributions. Amounts may not be recharacterized on behalf of a Highly Compensated Employee to the extent that such amount in combination with other After-Tax Contributions made by that participant would exceed any stated limit under the Plan on After-Tax Contributions.

          Recharacterization must occur no later than two and one-half months after the last day of the Plan Year in which such Excess Before-Tax Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the participant for the participant's tax year in which the participant would have received them in cash.

7.5 ACTUAL CONTRIBUTION PERCENTAGE TEST. Notwithstanding anything in Section 5 to the contrary, for each Plan Year the Plan shall satisfy the Actual Contribution Percentage nondiscrimination tests in Section 401(m)(2) of the Code in accordance with Treas. Regs. Section 1.401(m)-1(b), which provisions are hereby incorporated by reference. For purposes of performing the Actual Contribution Percentage nondiscrimination tests for a Plan Year, the Actual Contribution Percentage of Non-Highly Compensated Employees shall be determined as of the Plan Year for which such tests are performed, unless the Plan Committee elects to determine such Actual Contribution Percentage of Non-Highly Compensated Employees as of the preceding Plan Year. Any such election shall not be changed except as provided by the Secretary of the Treasury. The Plan Committee may, to the extent necessary to satisfy the Section 401(m) nondiscrimination tests, use the distribution method, the additional contributions method, the limitation on contributions method, or a combination of these methods, to avoid or correct excess contributions.

     (a) DISTRIBUTION METHOD. Notwithstanding any other provision of the Plan, if the Plan Committee uses the distribution method, Excess Aggregate Contributions, adjusted for any income and loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. If such Excess Aggregate Contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions.

          Determination of Income or Loss: Excess Aggregate Contributions shall be adjusted for any income and loss allocable thereto. The income and loss allocable to Excess Aggregate Contributions is the income and loss allocable to the participant's After-Tax Contributions Account, Employer Matching Account, and, if applicable, recharacterized participant Before-Tax Account for the Plan Year multiplied by a fraction, the numerator of which is such participant's Excess Aggregate Contributions for the year and the denominator of which is such participant's account balance(s) attributable to Contribution
          Percentage Amounts without regard to any income or loss occurring during such Plan Year.

          Forfeitures of Excess Aggregate Contributions: Forfeitures of Excess Aggregate Contributions will be applied to reduce Employer contributions for the Plan Year in which the excess arose, but allocated as described in the next sentence to the extent the excess exceeds Employer Matching Contributions the Employer has already contributed for such Plan Year. If forfeitures are to be allocated, such forfeitures will be allocated, after all other forfeitures under the Plan to the Employer Matching Account of each non-highly compensated participant who made Before-Tax Contributions or After-Tax Contributions in the ratio which each such participant's Compensation for the Plan Year bears to the total Compensation of all such participants for such Plan Year.

          Accounting for Excess Aggregate Contributions: Excess Aggregate Contributions shall be forfeited, if forfeitable, or distributed on a pro-rata basis from the participant's After-Tax Account and Employer Matching Account (and, if applicable, the participant's Before-Tax Account).

     (b) ADDITIONAL CONTRIBUTIONS METHOD. In lieu of distributing Excess Aggregate Contributions the Plan Committee may elect to make Qualified Non-elective Contributions or Qualified Matching Contributions on behalf of non-highly compensated participants that are sufficient to satisfy the Actual Contribution Percentage test, pursuant to Treas. Reg. Section 1.401(m)-1(b)(5).

7.6 CATCH-UP CONTRIBUTIONS. Effective on and after the date on which the Plan Committee, in its discretion, implements this Section 7.6, each participant who (i) is eligible to make Before-Tax Contributions under the Plan, (ii) has attained age 50 before the close of the Plan Year and (iii) either (A) is currently contributing an amount of Matched Before-Tax Contributions which equal or exceed the per pay period percentage limit on such Matched Before-Tax Contributions under Section 4.2 or (B) whose Before-Tax Contributions for the Plan Year equal or exceed the Elective Deferral Limitation described in Section 4.8 for such Plan Year, shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of Section 4.8, which implements the provisions of Section 402(g) of the Code, nor for purposes of Section 7.2, which implements the provisions of Section 415 of the Code. The Plan shall not be treated as failing to satisfy the requirements of
     Section 7.4 (implementing the requirements of Section 401(k)(3) of the Code), Section 18 (implementing the requirements of Section 416 of the
     Code), or Section 410(b) of the Code by reason of the making of such catch-up contributions.

                                   SECTION 8
                                   ACCOUNTING
                                   ----------

8.1 PARTICIPANT ACCOUNTS. The Plan Committee shall maintain the following accounts set forth below in the name of each participant:

     (a) "MATCHED BEFORE-TAX ACCOUNT" to reflect the Matched Before-Tax Contributions made by an Employer on behalf of each participant in accordance with Section 4.2 as well as the income, losses, appreciation and depreciation attributable to such contributions.

     (b) "SUPPLEMENTAL BEFORE-TAX ACCOUNT" to reflect the Supplemental Before-Tax Contributions (including Catch-Up Contributions made in accordance with Section 7.6), the Qualified Non-elective Contributions and the Qualified Matching Contributions, if any, made by an Employer on behalf of each participant in accordance with Section 4.3, 7.4 or 7.5, as well as the income, losses, appreciation and depreciation attributable to such contributions.

     (c) "MATCHED AFTER-TAX ACCOUNT" to reflect the Matched After-Tax Contributions made in accordance with Section 5.2 by a participant who has elected to make such contributions, as well as the income, losses, appreciation and depreciation attributable to such contributions.

     (d) "SUPPLEMENTAL AFTER-TAX ACCOUNT" to reflect the Supplemental After-Tax Contributions made in accordance with Section 5.3 by each participant who has elected to make such contribution, as well as the income, losses, appreciation and depreciation attributable to such contributions.

     (e) "DIRECT ROLLOVER ACCOUNT" to reflect the Direct Rollover Contributions made after December 31, 1996 in accordance with Section 3.5 by a participant, as well as the income, losses, appreciation and depreciation attributable to such contributions.

     The Matched Before-Tax Account and Supplemental Before-Tax Account shall be collectively referred to as the "BEFORE-TAX ACCOUNTS." The Matched After-Tax Account and Supplemental After-Tax Account shall collectively be referred to as the "AFTER-TAX ACCOUNTS." The Before-Tax Accounts, After-Tax Accounts and Direct Rollover Account shall collectively be referred to as the "PARTICIPANT ACCOUNTS."

8.2 EMPLOYER ACCOUNTS. The Plan Committee shall maintain the following accounts in the name of each participant:

     (a) "EMPLOYER MATCHING ACCOUNT" to reflect his share of the Employer Matching Contributions and the Forfeitures arising under the Plan which are credited to such Account as a part of the Employer Matching Contributions in accordance with Section 6 as well as the income, losses, appreciation and depreciation attributable thereto.

     (b) "VACATION ACCOUNT" to reflect his share, if any, of the Vacation Contribution which was credited to such Account in accordance with the terms of the Pharmacia Plan prior to the Effective Date as well as the income, losses, appreciation and depreciation attributable thereto.

     The  Employer   Matching   Account  and  the  Vacation   Account  shall  be
     collectively referred to as the "EMPLOYER ACCOUNTS."

8.3 EMPLOYEE STOCK ACCOUNT. The Plan Committee shall maintain an "EMPLOYEE STOCK ACCOUNT" in the name of each participant who has elected to have a portion of his Participant Accounts invested in the Company Stock Fund.

8.4 OTHER ACCOUNTS. The Plan Committee may also maintain such other accounts as it deems necessary. Unless the context indicates otherwise, references to a participant's "ACCOUNTS" means the Accounts maintained in accordance with Sections 8.1, 8.2 and 8.3 and all other accounts maintained in his name under the Plan in accordance with this Section 8.4.

8.5 EMPLOYER CONTRIBUTIONS. The Employer Matching Contributions and Vacation Contributions shall be paid or delivered to the Trustee and will be administered as provided in the Trust Agreement. For purposes of this Section, the Employer Matching Contributions described in Section 6.1(a)(i) for any payroll period shall be considered to be made on the pay date for such payroll period, and the Employer Matching Contributions described in
     Section 6.1(a)(ii) for any Plan Year shall be considered to be made on the last day of that Plan Year, regardless of when paid to the Trustee.

8.6 ADJUSTMENT OF PARTICIPANTS' ACCOUNTS. As of each Accounting Date, the Plan Committee shall:

     (a) FIRST, credit each participant's Accounts with his pro rata share of any increase, or charge such Accounts with his pro rata share of any decrease, in the value of the "adjusted net worth" of each Investment Fund, Pre-Mixed Portfolio, the Employer Company Stock Sub-Fund of the Company Stock Fund, the Pharmacia Stock Fund and/or the Chemical Stock Fund, in which such Accounts have an interest as of that date;

     (b) NEXT, credit participants' After-Tax Contributions that are to be credited as of that date in accordance with Section 8.9;

     (c) NEXT, credit Before-Tax Contributions on behalf of participants that are to be credited as of that date in accordance with Section 8.10;

     (d) NEXT, allocate and credit any Employer Contributions (including any Forfeitures applied to reduce those contributions) which are to be credited as of that date in accordance with Section 8.8;

     (e) NEXT, charge to the proper Accounts all payments, distributions or loans made since the last preceding Accounting Date that have not been previously charged as provided in Section 8.7; and

     (f) FINALLY, transfer amounts between the Investment Funds, Pre-Mixed Portfolios, the Employer Company Stock Sub-Fund of the Company Stock Fund, the Pharmacia Stock Fund and the Chemical Stock Fund to reflect new investment elections, if any.

     The "adjusted net worth" of an Investment Fund, Pre-Mixed Portfolio, the Employer Company Stock Sub-Fund of the Company Stock Fund, the Pharmacia Stock Fund or the Chemical Stock Fund as of any Accounting Date means the then net worth of that Investment Fund, Pre-Mixed Portfolio, the Employer Company Stock Sub-Fund of the Company Stock Fund, the Pharmacia Stock Fund or the Chemical Stock Fund as determined by the Trustee less an amount equal to any Employer Contributions and any participants' After-Tax Contributions, Before-Tax Contributions or Direct Rollover Contribution deposited in such Investment Fund, Pre-Mixed Portfolio, the Employer Company Stock Sub-Fund of the Company Stock Fund, the Pharmacia Stock Fund or the Chemical Stock Fund which have not previously been credited to participants' Accounts in accordance with paragraphs (b), (c) and (d) above. The adjustment of participants' Accounts provided for in this Section shall be made on the basis of the Trustee's valuation of each Investment Fund, each Pre-Mixed Portfolio, the Employer Company Stock Sub-Fund of the Company Stock Fund, the Pharmacia Stock Fund and the Chemical Stock Fund on a fair market value basis.

8.7 CHARGING PAYMENTS AND DISTRIBUTIONS. As of each Accounting Date, all payments or distributions made under the Plan since the last preceding Accounting Date to, or for the benefit of, a participant or his beneficiary will be charged to the proper Account of such participant unless previously charged.

8.8  ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES.

     (a) As soon as administratively feasible following the pay date for each payroll period, all Employer Matching Contributions described in
          Section 6.1(a)(i) (including any Forfeitures applied to reduce Employer Matching Contributions in accordance with Section 10.3) for such payroll period, will be allocated and credited to the Employer Matching Account of each participant who was employed by that Employer during such payroll period pro rata, according to the Matched Before-Tax Contributions and Matched After-Tax Contributions made by that participant, respectively, during that payroll period; PROVIDED, HOWEVER, (i) the amount of such Employer Matching Contributions allocated to a participant during a Plan Year pursuant to Section 6.1(a)(i) shall not exceed sixty percent (or such other percentage as set forth in the applicable Supplement hereto) of seven percent (or such other percentage as set forth in the applicable Supplement hereto) of that participant's Eligible Earnings for the Plan Year (including, with respect to the Plan Year ending December 31, 2001, employer matching contributions made to, and eligible earnings taken into account under, the Pharmacia Plan for the period commencing on January 1, 2001 and ending on the Effective Date) and (ii) the allocation and crediting of Employer Matching Contributions described in Section 6.1(a)(i) (including any Forfeitures applied to reduce Employer Matching Contributions in accordance with Section 10.3) for any Plan Year for a participant classified as a Casual Employee or a Temporary Employee who is credited with not less than 1,000 Hours of Service during such Plan Year, shall be effected as soon as administratively feasible following the last day of such Plan Year.

     (b) As soon as administratively feasible following the last day of the Plan Year, all Employer Matching Contributions described in Section 6.1(a)(ii) (including any Forfeitures applied to reduce Employer Matching Contributions in accordance with Section 10.3) for that Plan Year will be allocated and credited to the Employer Matching Account of each participant who is employed by that Employer on the last day of the Plan Year pro rata, according to the Discretionary Matched Contributions made by that participant during the Plan Year; PROVIDED, HOWEVER, the amount of such Employer Matching Contributions allocated to a participant for a Plan Year pursuant to Section 6.1(a)(ii) shall not exceed the Discretionary Percentage, multiplied by, the Discretionary Matched Contributions.

8.9 CREDITING AFTER-TAX CONTRIBUTIONS. Each participant's Matched After-Tax Contributions will be credited to his Matched After-Tax Account as soon as administratively feasible following the pay date for the payroll period for which such contributions were made. Each participant's Supplemental After-Tax Contributions will be credited to his Supplemental After-Tax Account as soon as administratively feasible following the pay date for the payroll period for which such contributions were made. Notwithstanding the foregoing, such contributions shall be contributed to the Plan by the Employers on or before the date such contributions become plan assets pursuant to regulations issued by the Department of Labor.

8.10 CREDITING BEFORE-TAX  CONTRIBUTIONS.  The Matched Before-Tax  Contributions
     made by an Employer on behalf of a participant shall be credited to his Matched Before-Tax Account as soon as administratively feasible following the pay date for the payroll period for which such contributions were made. The Supplemental Before-Tax Contributions made by an Employer on behalf of a participant shall be credited to his Supplemental Before-Tax Account as soon as administratively feasible following the pay date for the payroll period for which such contributions were made. Notwithstanding the foregoing, such contributions shall be contributed to the Plan by the Employers on or before the date such contributions become plan assets pursuant to regulations issued by the Department of Labor.

8.11 ALLOCATIONS PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDER. If a Qualified Domestic Relations Order ("QDRO") under Section 414(p) of the Code provides for a distribution of a portion of a participant's Accounts to an Alternate Payee (as defined in Section 414(p)(8) of the Code), the Plan Committee may, in its discretion, make a distribution proportionately from each of the participant's Accounts, in order to comply with the terms of the QDRO. The Plan Committee shall pay to the Alternate Payee the entire portion of a participant's Accounts assigned to an Alternate Payee pursuant to a QDRO even though such a distribution would otherwise not be available to the participant under the terms of the Plan if the amount allocated to the Alternate Payee does not exceed $5,000.

     If the amount allocated to an Alternate Payee pursuant to a QDRO exceeds $5,000, the Alternate Payee may elect not to have such amount immediately distributed. If an Alternate Payee elects not to receive an immediate distribution, such Alternate Payee shall be eligible to make elections under the Plan as if such Alternate Payee were a participant who has terminated employment. However, the surviving spouse of an Alternate Payee may not elect to defer distribution until December 31 of the calendar year in which the Alternate Payee would have attained age 70-1/2 (or December 31 immediately following the calendar year in which the Alternate Payee died, if later).

                                   SECTION 9
                      THE TRUST FUND, THE INVESTMENT FUNDS
                               AND THE LOAN FUND
                               -----------------

9.1 THE TRUST FUND. The "Trust Fund" includes all assets of the Plan which are held by the Trustee in accordance with the Plan and the Trust Agreement.

9.2 THE INVESTMENT FUNDS, THE PHARMACIA STOCK FUND AND THE CHEMICAL STOCK FUND. The Trust Fund shall consist of the following funds:

     (a) The "GROWTH & INCOME EQUITY INVESTMENT FUND" which ordinarily will be invested in common stocks, or other securities convertible into common stock, subject to the right of the Trustee to invest such portion of the Growth & Income Equity Fund in cash or short-term marketable securities as the Trustee may deem advisable from time to time;

     (b) A "COMPANY STOCK FUND" which shall be invested in the common stock of Monsanto Company, except as provided below, and which consists of an Employer Company Stock Sub-Fund and an Employee Company Stock Sub-Fund;

     (c) A "FIXED INCOME FUND" which shall be invested in a contract with the Insurance Company (as described in Section 1.4) guaranteeing repayment of the principal of the fund and guaranteeing a fixed annual interest rate thereon for a specified future period, or in a Bank Investment Contract or other high quality securities including, but not limited to, U.S. Treasury Securities;

     (d) A "BALANCED FUND" which shall be invested in both equity and fixed income securities in such proportion as the Fund Committee may deem advisable;

     (e) An "INTERNATIONAL EQUITY FUND" consisting of the commingled fund(s) and/or mutual fund(s) selected by the Fund Committee which shall invest primarily in the common stocks of companies based outside the United States;

     (f) A "U.S. EQUITY INDEX FUND" which shall be invested in securities of each company included in the S&P 500 index in proportion to its market capitalization weight;

     (g) The "GROWTH EQUITY FUND" which shall be invested in securities of smaller, less-known companies in new and emerging areas of the economy and companies in mature and declining industries that have been revitalized and hold a strong market position; and

     (h) The "CHEMICAL STOCK FUND", effective as of September 1, 1997, which shall be invested in the common stock of Solutia Inc.; PROVIDED, HOWEVER, new amounts may not be invested in the Chemical Stock Fund after September 1, 1997 (other than amounts received in a plan to plan transfer from the Solutia Savings and Investment Plan). Any dividend on the common stock of Solutia Inc. shall be invested in the Company Stock Fund.

     (i) The "PHARMACIA STOCK FUND" which shall be invested in the common stock of Pharmacia Corporation; provided, HOWEVER, new amounts may not be invested in the Pharmacia Stock Fund after the Spinoff Date. Any dividend on the common stock of Pharmacia Corporation shall be invested in the Company Stock Fund.

     The funds described above, excluding the Chemical Stock Fund, the Pharmacia Stock Fund and the Employer Company Stock Sub-Fund of the Company Stock Fund, shall be referred to collectively as the "INVESTMENT FUNDS" and shall be referred to individually as the "INVESTMENT FUND". The Funds Committee may from time to time add, suspend or terminate any Investment Fund, the Chemical Stock Fund or the Pharmacia Stock Fund.

     The Trustee, pursuant to any discretion given it by its Trust Agreement, may retain all or any portion of any of the Investment Funds and on a temporary or interim basis may invest any of the Investment Funds in property other than that specified as the primary type of investment for such Investment Funds. Pursuant to the preceding sentence, any Investment Fund may be partially or entirely invested in any common or commingled fund maintained by the Trustee which is invested in property of the type specified for that Investment Fund. No stocks or obligations issued by the Company, its Affiliates or its Subsidiaries shall be included in any of the Investment Funds (excluding the Company Stock Fund); PROVIDED, HOWEVER, that any investment of any such Investment Fund through the medium of commingled funds and/or mutual funds shall not constitute an investment in the stocks or obligations of the Company, its Affiliates or its Subsidiaries even though the commingled funds and/or mutual funds may contain such stocks or obligations.

9.3 THE LOAN FUND. The "LOAN FUND" is maintained by the Plan Committee and shall constitute a part of the Trust Fund. The Loan Fund shall include the notes from each participant to whom a loan has been made under Section 12, which are reflected in the "LOAN ACCOUNT" of such participants. As of the time the loan is made, the participant's other Accounts shall be debited to reflect the amount of the loan to the participant in the manner specified in Section 12.10 and the amount of such loan shall be credited to the participant's Loan Account. As payments of principal and interest are made on the loan, the Loan Account shall be debited as specified in Section
     12.10 hereof.

9.4 INVESTMENT ELECTIONS. A participant in this Plan may elect (in whole percentages) to invest his After-Tax Contributions, Before-Tax Contributions and his Participant Accounts in one or more of the Investment Funds and/or Pre-Mixed Portfolios.

     The investment election must be made in the time and manner prescribed by the Plan Committee.

     The investment election of each Former Pharmacia Participant under the Pharmacia Plan, as in effect immediately prior to the Effective Date, shall remain in effect as such participant's investment election under this Plan on and after the Effective Date, unless and until changed by the participant in accordance with the provisions of this Plan.

     A participant's After-Tax Contributions, Before-Tax Contributions and Direct Rollover Contributions shall be invested, as soon as practicable after the Accounting Date for which such contributions were made, in the Investment Funds and/or the Pre-Mixed Portfolios, in accordance with the participant's investment election then in effect. A participant may change his investment election in the time and manner prescribed by the Plan Committee. A participant may change his election in accordance with this Section on any Accounting Date. If a participant fails to make an investment election, such amounts shall be invested in the Moderate Portfolio.

9.5 (a) INVESTMENT OF EMPLOYER CONTRIBUTIONS. Except as provided in Subsection 9.5(b) and Section 9.7, a participant's Employer Accounts shall be invested in the Company Stock Fund, the Pharmacia Stock Fund or the Chemical Stock Fund.

     (b)  DIVERSIFICATION ELECTION

          (i)  A Participant who either:

               (A) is an active employee of an Employer and is fully vested in both his Employer Matching Account and Vacation Account; or

               (B) has terminated employment and has not received a total distribution of his vested Employer Accounts,

               shall be eligible to make a voluntary election ("DIVERSIFICATION ELECTION") to transfer any portion of his Employer Accounts from the Employer Company Stock Sub-Fund of the Company Stock Fund to the Investment Funds and/or the Pre-Mixed Portfolios.

          (ii) An eligible participant's decision to make a Diversification Election must be voluntary. Each Diversification Election shall be made in the time and manner prescribed by the Plan Committee.

          (iii)Each Diversification Election shall specify: (A) either the dollar amount or the percentage (in whole percentages) of the Employer Accounts invested in the Employer Company Stock Sub-Fund of the Company Stock Fund to be transferred to the Investment Funds and/or the Pre-Mixed Portfolios; and (B) whether it is a Market Price Election or a Minimum Price Election.

          (iv) MARKET PRICE ELECTION. If the eligible participant designates the Diversification Election to be a "MARKET PRICE ELECTION", the Trustee shall transfer the selected amount on the trading day for which the election is timely made by the eligible participant. The sale price shall be based on the closing price of the common stock of the Company reported on the New York Stock Exchange on the date on which the shares are sold.

          (v) MINIMUM PRICE ELECTION. If the Diversification Election is designated by the participant to be a "MINIMUM PRICE ELECTION", it shall be effective on the trading day for which the election is timely made by the eligible participant.

               Each Minimum Price Election shall specify the minimum market price of the common stock of the Company below which the Trustee shall not transfer the selected amount ("MINIMUM MARKET PRICE").

               If the closing price of the common stock of the Company, as reported on the New York Stock Exchange on the trading day for which a Minimum Price Election is timely made, equals or exceeds the Minimum Market Price, the Trustee shall transfer the selected amount on such date. The sale price shall be based on the closing price of the common stock of the Company reported on the New York Stock Exchange on that date.

               If the closing price of the common stock of the Company , as reported on the New York Stock Exchange for the trading day for which the Minimum Price Election is timely made, is below the Minimum Market Price, the Trustee shall not transfer the selected amount and the participant's Diversification Election shall expire.

          (vi) Those participants who are officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, shall not be eligible to make a Diversification Election if such an election would violate any applicable federal law or give rise to short swing profit liability under the federal securities laws.

     (c) EMPLOYER ACCOUNTS TRANSFER ELECTION. A participant who has previously made a Diversification Election with respect to the Company Stock Fund may elect to have the Trustee transfer all or a portion of the participant's Employer Accounts that were diversified pursuant to such Diversification Election among the Investment Funds and Pre-Mixed Portfolios in accordance with Section 9.7.

9.6  VOTING RIGHTS.

     (a) COMPANY STOCK FUND. Participants shall be notified by the Trustee of meetings of the Company's shareholders in a manner satisfactory to the Plan Committee. Participants shall also be furnished with proxy solicitation materials, if any, in advance of the shareholder meetings to which such materials relate. The Trustee shall also request confidential instructions from each such participant regarding the voting of the whole shares of common stock of the Company held under the participant's Accounts. The Trustee shall vote such shares of common stock in accordance with such instructions. The Trustee shall also vote on a pro rata basis (i) shares held under the Accounts of participants from whom voting instructions have not been timely received from participants; and (ii) shares in the ESOP Suspense Account (as defined in Section 19.3(g)) or the ESOP Interim Account (as defined in Section 19.3(d)) which have not been allocated or credited to participants' accounts. The proration on each voting issue shall be equal to the aggregate number of votes attributable to the shares described in clauses (i) and (ii) of the preceding sentence, multiplied by a fraction, the numerator of which is the number of votes attributable to the allocated shares of all participants who have provided timely instructions to the Trustee to vote for, against or abstain from voting on, as the case may be, the issue on which the vote is taken and the denominator of which is the total number of votes attributable to allocated shares of all participants who have provided timely instructions to the Trustee on the issue on which the vote was taken. No participants shall acquire ownership of Company common stock held by the Trustee unless and until certificates therefor, registered in their names on the stock records of the Company, have been delivered to such participants pursuant to the provisions of the Plan.

     (b) PHARMACIA STOCK FUND. Participants shall be notified by the Trustee of meetings of Pharmacia's shareholders in a manner satisfactory to the Plan Committee. Participants shall also be furnished with proxy solicitation materials, if any, in advance of the shareholder meetings to which such materials relate. The Trustee shall also request confidential instructions from each such participant regarding the voting of the whole shares of common stock of Pharmacia held under the participant's Accounts. The Trustee shall vote such shares of common stock in accordance with such instructions. The Trustee shall also vote on a pro rata basis shares of common stock of Pharmacia held under the Accounts of participants from whom voting instructions have not been timely received from participants. The proration on each voting issue shall be equal to the aggregate number of votes attributable to the shares described in the preceding sentence, multiplied by a fraction, the numerator of which is the number of votes attributable to the shares of all participants who have provided timely instructions to the Trustee to vote for, against or abstain from voting on, as the case may be, the issue on which the vote is taken and the denominator of which is the total number of votes attributable to the shares of all participants who have provided timely instructions to the Trustee on the issue on which the vote was taken. No participants shall acquire ownership of Pharmacia common stock held by the Trustee unless and until certificates therefor, registered in their names on the stock records of Pharmacia, have been delivered to such participants pursuant to the provisions of the Plan.

     (c) CHEMICAL STOCK FUND. Participants shall be notified by the Trustee of meetings of the shareholders of Solutia Inc. in a manner satisfactory to the Plan Committee. Participants shall also be furnished with proxy solicitation materials, if any, in advance of a shareholder meeting to which such materials relate. The Trustee shall also request confidential instructions from each participant regarding the voting of whole shares of common stock of Solutia Inc. held under the participant's Accounts. The Trustee shall vote such shares of common stock in accordance with such instructions. The Trustee shall also vote on a pro rata basis shares of common stock of Solutia Inc. held under the Accounts of participants for whom voting instructions have not been timely received from participants. The proration on each voting issue shall be equal to the aggregate number of votes attributable to the shares described in the preceding sentence, multiplied by a fraction, the numerator of which is the number of votes attributable to the shares of all participants who have provided timely instructions to the Trustee to vote for, against or abstain from voting on, as the case may be, the issue on which the vote is taken and the denominator of which is the total number of votes attributable to the shares of all participants who have provided timely instructions to the Trustee on the issue on which the vote was taken. No participants shall acquire ownership of Solutia Inc. common stock held by the Trustee unless and until certificates therefor, registered in their names on the stock records of Solutia Inc., have been delivered to such participants pursuant to the provisions of the Plan.

9.7 TRANSFERS AMONG INVESTMENT FUNDS, PHARMACIA OR CHEMICAL STOCK FUNDS, AND/OR PRE-MIXED PORTFOLIOS. A participant may elect to transfer, effective as of an Accounting Date for which the participant has made a timely election, all or a portion of his Participant Accounts, his Employer Accounts invested in the Pharmacia Stock Fund or the Chemical Stock Fund, and his Employer Accounts invested in any of the Investment Funds or Pre-Mixed Portfolios as a result of a previous Diversification Election with respect to the Company Stock Fund, among the Investment Funds and Pre-Mixed Portfolios. Each transfer election will apply pro rata to the Participant Accounts and Employer Accounts that are invested in each Investment Fund, Pre-Mixed Portfolio, Pharmacia Stock Fund or Chemical Stock Fund that is the subject of such transfer election. A participant, beneficiary or Alternate Payee who has not received a total distribution of his Accounts may make elections in accordance with this Section.

     (a) TRANSFER ELECTION. The participant shall elect such transfer in the time and manner prescribed by the Plan Committee. Such a transfer shall be made by either (i) specifying the dollar amount or percentage of the amount invested in the Pharmacia Stock Fund, Chemical Stock Fund, an Investment Fund or Pre-Mixed Portfolio to be transferred to the other Investment Funds and/or Pre-Mixed Portfolios, or (ii) specifying the dollar amount or percentage to be invested in each Investment Fund and each Pre-Mixed Portfolio.

     (b) MARKET OR MINIMUM PRICE ELECTION. If a transfer pursuant to clause (i) of Subsection 9.7(a) is elected and such transfer includes amounts in the Pharmacia Stock Fund, Chemical Stock Fund and/or Employee Company Stock Sub-Fund of the Company Stock Fund, the participant shall also specify whether the election for the Pharmacia Stock Fund, Chemical Stock Fund or Employee Company Stock Sub-Fund, as the case may be, is a Market Price Election or a Minimum Price Election.

          (i) MARKET PRICE ELECTION. If the participant designates the transfer election to be a "MARKET PRICE ELECTION", the Trustee shall transfer the selected amount on the trading day for which the election is timely made by the participant. The sale price shall be based on the closing price of the common stock of the Company, Pharmacia or Solutia Inc., as the case may be, as reported on the New York Stock Exchange on the date on which the shares are sold.

          (ii) MINIMUM PRICE ELECTION. If the transfer election is designated by the participant to be a "MINIMUM PRICE ELECTION", it shall be effective on the trading day for which the election is timely made by the participant.

               Each Minimum Price Election shall specify the minimum market price of the common stock of the Company, Pharmacia, or Solutia Inc., as the case may be, below which the Trustee shall not transfer the selected amount ("MINIMUM MARKET PRICE").

               If the closing price of the common stock of the Company, Pharmacia or Solutia Inc., as the case may be, as reported on the New York Stock Exchange on the trading day for which a Minimum Price Election is timely made, equals or exceeds the Minimum Market Price, the Trustee shall transfer the selected amount on such date. The sale price shall be based on the closing price of the common stock of the Company, Pharmacia or Solutia Inc., as the case may be, as reported on the New York Stock Exchange on that date.

               If the closing price of the common stock of the Company, Pharmacia or Solutia Inc., as the case may be, as reported on the New York Stock Exchange for the trading day for which the Minimum Price Election is timely made, is below the Minimum Market Price, the Trustee shall not transfer the selected amount and the participant's transfer election shall expire.

     (c) TRANSFER RESTRICTIONS. In no event may amounts be transferred into (i) the Chemical Stock Fund after September 1, 1997, or (ii) the Pharmacia Stock Fund after the Spinoff Date, or (iii) the Employer Company Stock Sub-Fund of the Company Stock Fund.

9.8 PLAN EXPENSES. Certain administrative expenses incurred by the Plan and investment expenses with respect to the Investment Funds (excluding the Company Stock Fund) and the Pre-Mixed Portfolios may be paid from the Trust Fund. Payment of any such expenses from the assets of the Trust Fund shall be allocated to the Accounts of each participant as described hereunder.

     (a) ADMINISTRATIVE EXPENSES. The Trustee may pay the administrative expenses of the Plan, unless paid with Forfeitures pursuant to Section
          10.3 or paid by the Employers, from the assets of the Trust Fund in accordance with the provisions of the Trust Agreement. Any such permitted administrative expenses shall be allocated to and charged against the Accounts of each participant on a pro rata basis, based on a ratio, the numerator of which is the amount of the participant's Accounts and the denominator of which is the total amount of all Accounts of participants.

     (b) INVESTMENT FUND EXPENSES. The Trustee shall pay the management fees and expenses incurred by the Investment Funds (excluding the Company Stock Fund) and the Pre-Mixed Portfolios, unless paid with Forfeitures pursuant to Section 10.3 or paid by the Employers, from the assets of the Trust Fund in accordance with the provision of the Trust
          Agreement. The fees and expenses of each such Investment Fund or Pre-Mixed Portfolio shall be charged to the Accounts of each participant in such Investment Fund or Pre-Mixed Portfolio on a pro rata basis, based on a ratio, the numerator of which is such participant's balance in such Investment Fund or Pre-Mixed Portfolio and the denominator of which is the total balance of all participants in such Investment Fund or Pre-Mixed Portfolio.

                                   SECTION 10
                          PAYMENT OF ACCOUNT BALANCES
                          ---------------------------

10.1 PARTICIPANT ACCOUNTS. Each participant shall at all times be fully vested in the amounts credited to his Before-Tax Accounts, After-Tax Accounts, and Direct Rollover Account. In the event a participant terminates employment, his Before-Tax Accounts, After-Tax Accounts and Direct Rollover Account shall become distributable to him in accordance with Sections 10.4 and 10.5 hereof.

10.2 EMPLOYER ACCOUNTS.

     (a) VACATION ACCOUNT. Each participant shall at all times be fully vested in the amounts credited to his Vacation Account.

     (b)  Employer Matching Account.

          (i)  Retirement, Disability or Death. If a participant:

               (A) terminates employment on or after attaining his Normal Retirement Age;

               (B) is deemed to terminate employment under the applicable disability income plan due to Disability (as defined in Section 20.22); or

               (C) dies while in the employ of an Employer, Subsidiary or Affiliate and prior to distribution of his vested Accounts,

     his Employer Matching Account as of the date he terminates employment (after any adjustments then required under the Plan) shall be fully vested and shall become distributable to the participant or his beneficiary, as the case may be, in accordance with Sections 10.4 and 10.5.

          (ii) RESIGNATION OR DISMISSAL. If a participant terminates employment with all the Employers, Affiliates and Subsidiaries before becoming vested under Section 10.2(b)(i) or before he is otherwise entitled to payment of his account balances under
               Section 2.4, the balance in his Employer Matching Account shall be reduced to an amount determined by multiplying such balance by the "Vesting Percentage" determined in accordance with the following table:

        ------------------------------------  -------------------------

                  YEARS OF SERVICE               VESTING PERCENTAGE
        ------------------------------------  -------------------------

        Less than 1 year                                 0%
        ------------------------------------  -------------------------
        ------------------------------------  -------------------------

        1 year but less than 2 years                    20%
        ------------------------------------  -------------------------
        ------------------------------------  -------------------------

        2 years but less than 3 years                   40%
        ------------------------------------  -------------------------
        ------------------------------------  -------------------------

        3 years but less than 4 years                   60%
        ------------------------------------  -------------------------
        ------------------------------------  -------------------------

        4 years but less than 5 years                   80%
        ------------------------------------  -------------------------
        ------------------------------------  -------------------------

        5 years or more                               100%
        ------------------------------------  -------------------------

     Notwithstanding the foregoing, if a participant who was credited with an Hour of Service on or after January 1, 1997 and who had three or more Years of Service on that date either (i) terminates employment with all Employers, Affiliates and Subsidiaries on or after that date and before he becomes fully vested under Section 10.2(b)(i), or (ii) is otherwise entitled to payment of his Accounts under Section 2.4 on or after that date, his Accounts shall become fully vested and distributable to him in accordance with Sections 10.4 and 10.5.

     The amount determined in accordance with the above table shall become distributable to the participant or his beneficiary, as the case may be, at the time identified in Section 10.4 and in the manner described in Section 10.5.

     Notwithstanding the foregoing, each Former Pharmacia Participant who was a participant in the Pharmacia Plan and was employed by an Employer, Affiliate or Subsidiary on March 31, 2000, shall be fully vested in his Accounts.

     Notwithstanding the foregoing, a participant who is employed by an Employer, Affiliate or Subsidiary when a Change of Control occurs shall be fully vested in all of his Accounts as of the date of the Change of Control and any allocation to his Accounts after the Change of Control.

     Notwithstanding the foregoing, a participant whose employment is terminated as the result of:

          o    a shutdown of business operations; or

          o either the disposition of substantially all the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of an Employer, or the disposition of the interest in an Affiliate or Subsidiary (within the meaning of Section 409(d)(3) of the Code), shall become fully vested in all his Accounts as of his employment termination date.

10.3 FORFEITURES.

     (a) If a participant is less than 100% vested in his Employer Matching Accounts when he terminates employment with all Employers, Affiliates and Subsidiaries, the non-vested portion of such account shall become a "FORFEITURE" on the earlier of the date the participant incurs a one year Break in Service or the date the participant receives a distribution of his vested Employer Matching Accounts. Forfeitures shall be applied pursuant to the terms of paragraph (c).

     (b) A former participant covered under paragraph (a) who is reemployed by an Employer or an Affiliate prior to sustaining five consecutive one year Breaks in Service shall have the portion of his Employer Matching Accounts that was forfeited reinstated, unadjusted for any gains or losses after the amounts became a Forfeiture. Forfeitures reinstated under this paragraph shall come from Forfeitures that have yet not been applied according to paragraph (c) and, to the extent such Forfeitures are insufficient, from Employer contributions. When the participant subsequently terminates employment, he shall be entitled to receive an amount equal to his Participant Accounts and his Vacation Account plus--

          (i) The sum of his Employer Matching Accounts at the time of the subsequent termination of employment PLUS the amount distributed to him from such account at the time of his prior termination of employment,

          (ii) Multiplied  by  his  Vesting   Percentage  at  the  time  of  his
               subsequent termination of employment,

          (iii)Minus the amount previously distributed to him from his Employer Accounts due to his prior termination of employment.

     (c) In the Plan Committee's (or its duly authorized delegate's) sole discretion, Forfeitures may be applied to: reinstate Forfeitures under paragraph (b) or (d), reduce Employer Contributions, reduce Qualified Non-elective Contributions or Qualified Matching Contributions and pay Plan expenses described in Section 9.8.

     (d) Subject to the foregoing provisions of this Section, if a participant who has terminated employment (or his beneficiary) has not requested a distribution of his vested Accounts on or before the date the participant would have attained age 70-1/2 and such participant has not been located by the Company, the participant's vested Accounts shall become Forfeitures. Any such participant (or his beneficiary) who subsequently requests a distribution of his Accounts shall have his Accounts restored by the Company based upon the amounts forfeited, unadjusted for any gains or losses after the amounts became Forfeitures.

10.4 TIMING OF DISTRIBUTIONS.

     (a) After a participant terminates employment, his vested Accounts shall be distributed, or payment shall begin, as soon as administratively feasible after the participant files an election, in the form and manner prescribed by the Plan Committee, to begin receiving such amounts. A participant who terminates employment with vested Accounts that do not exceed $5,000 shall automatically receive a lump sum distribution in accordance with Section 10.5.

     (b) Payment of benefits under the Plan to a participant shall not commence later than the 60th day after the latest of the end of the Plan Year during which:

          (i)  The participant attains age 65;

          (ii) The tenth anniversary of his participation in the Plan; or

          (iii)His employment terminates with all Employers, Affiliates and Subsidiaries.

     (c) Notwithstanding anything in this Section 10 to the contrary, in no event shall payment of benefits under the Plan commence later than the participant's Required Beginning Date. For purposes of this Section, "REQUIRED BEGINNING DATE" shall mean:

          (i) with respect to a participant who attained age 70-1/2 before January 1, 1988 and who was not a five percent owner (as defined in Section 416 of the Code), the April 1 following the calendar year in which he terminates employment;

          (ii) April 1, 1990, with respect to a participant who: (a) attained age 70-1/2 during 1988; (b) was not a five percent owner (as defined in Section 416 of the Code) and (c) did not terminate employment before January 1, 1989;

          (iii)with respect to any other participant not described in subsection (i) or (ii) above who attained 70-1/2 on or before December 31, 1995, the later of (A) April 1, 1989, or (B) the April 1 following the calendar year in which the participant attains age 70-1/2; and

          (iv) with respect to any participant who attained age 70-1/2 after December 31, 1995, the April 1 of the calendar year following the later of (A) the calendar year in which the participant attains age 70-1/2, or (B) the calendar year in which the participant retires, except that benefit distributions to a five percent owner (as defined in Section 416 of the Code) must commence by the April 1 of the calendar year following the calendar year in which the participant attains age 70-1/2. Notwithstanding the foregoing, the pre-retirement age 70-1/2 distribution option is only eliminated with respect to employees who reach age 70-1/2 in a calendar year that begins after December 31, 1998. The pre-retirement age 70-1/2 distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefit commencement) commence at a time during the period that begins on or after January 1 of the calendar year in which an employee attains age 70-1/2 and ends April 1 of the immediately following calendar year.

     (d) If the participant dies after distribution of his or her vested Accounts has begun, the remaining portion of such Accounts will continue to be distributed at least as rapidly as under the method of distribution being used prior to the participant's death.

          If the participant dies before distribution of his or her vested Accounts begins, distribution of the participant's entire vested
          Accounts shall be completed by December 31 of the calendar year containing the fifth anniversary of the participant's death. Notwithstanding the foregoing, if the designated beneficiary is the participant's surviving spouse, distributions of the Participant's vested Accounts must begin by the later of (1) December 31 of the calendar year immediately following the calendar year in which the participant died and (2) December 31 of the calendar year in which the participant would have attained age 70-1/2.

     (e) Section 401(a)(9) of the Code is hereby incorporated by reference, and distributions under this Plan shall be made in accordance with such section and the regulations issued by the Secretary of the Treasury interpreting such section. Provisions reflecting Section 401(a)(9) of the Code shall override any other distribution options that may be inconsistent with such section and this Section. Any distributions required under the incidental death benefit requirements of Section 401(a) of the Code shall be treated as distributions required under
          Section 401(a)(9) of the Code and this Section. With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under
          Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

10.5 DISTRIBUTION OPTIONS. A participant or his beneficiary, as the case maybe, may elect to receive distribution of his vested Accounts in one of the methods described below; provided, however, if the vested Accounts of a participant do not exceed $5,000 at the time of distribution, such Accounts shall automatically be distributed in a single sum.

     (a) LUMP SUM DISTRIBUTION. A participant or a beneficiary may elect to receive his vested Accounts in a lump sum as soon as practicable after the date on which a timely distribution election is made ("LUMP SUM DISTRIBUTION").

     (b) INSTALLMENT PAYOUT OPTION. Subject to the conditions and limitations set forth below, if the vested Accounts of a participant, or a surviving spouse beneficiary, exceed $5,000, the participant or surviving spouse beneficiary may direct that the value of his vested Accounts be distributed to him in monthly, quarterly or annual Calculated Installments or Fixed Installments. In no event, however, shall (i) the number of years over which installments are to be made be less than one or exceed the life expectancy of the participant or surviving spouse beneficiary on the date the installments commence (as determined in accordance with Table V of the regulations under Section 72 of the Code), or (ii) the installments begin later than the participant's attainment of age 70-1/2. The participant or surviving spouse beneficiary, as the case may be, may change the frequency of installment payments (monthly, quarterly, or annual) and/or the number of years over which installments shall be made, up to the life expectancy of the participant or surviving spouse beneficiary when the installments are recalculated (as determined in accordance with Table V of regulations under Section 72 of the Code). If a participant is reemployed as an Employee by an Employer or Affiliate, installment payments for such participant shall be suspended until the participant again terminates employment with all Employers and Affiliates. Notwithstanding the foregoing, installment payments shall not be suspended for any participant who on January 1, 1997 was (a) receiving installment payments, (b) age 59-1/2 or over, and (c) employed as a Resource Re-entry Center Employee on that date.

          "Calculated Installments." Payments under this option shall be made over the payment period selected by the participant or surviving spouse beneficiary. Each installment payment under this option shall equal the quotient of (i) the participant's vested Accounts at the time of payment (excluding any outstanding loan balances) divided by
          (ii) the number of remaining installment payments.

          "Fixed Installments." Under this option, the participant or surviving spouse beneficiary elects the amount of each installment payment. Installment payments are then made until his vested Accounts are exhausted. Each installment payment under this option shall equal the amount elected by the participant or surviving spouse beneficiary.

          If a participant or surviving spouse beneficiary elects the Installment Payout Option, the participant or surviving spouse beneficiary shall continue to be entitled thereafter to make investment elections under Sections 9.5 and 9.7. Such participant or surviving spouse beneficiary shall not be entitled to make After-Tax Contributions, to have Before-Tax Contributions made on his behalf or to obtain a loan under Section 12 except as provided in Section 12.15.

     (c) COMMON STOCK OF COMPANY. Any lump sum or partial distribution of the portion of a participant's Accounts invested in the Company Stock Fund in accordance with this Section shall be made, at the participant's election, in one of the following manners:

          (i)  in cash;

          (ii) in the form of the maximum number of full shares of common stock of the Company to the extent any portion of such participant's Accounts are invested in the Company Stock Fund, with the value of any fractional shares distributed in cash; or

          (iii)a specified number of full shares of common stock of the Company and cash, to the extent any portion of such participant's Accounts are invested in the Company Stock Fund.

          A participant will make a separate election for his Accounts invested in the Employer Company Stock Sub-Fund and the Employee Company Stock Sub-Fund of the Company Stock Fund. Such elections shall be made at the time and in the manner specified by the Plan Committee.

          Installment distributions from the portion of a participant's Employer Accounts invested in the Employer Company Stock Sub-Fund of the Company Stock Fund shall be made, at the participant's election, either:

          (i) in the form of the maximum number of full shares of common stock of the Company to the extent any portion of such participant's Accounts are invested in the Employer Company Stock Sub-Fund of the Company Stock Fund; or

          (ii) in cash.

          Installment distributions from the participant's Accounts invested in the Employee Company Stock Sub-Fund of the Company Stock Fund shall be made in cash.

          Notwithstanding the foregoing, distributions from a participant's Employee Stock Account and Employer Accounts shall be paid in cash if the participant fails to make an election to receive such Accounts in common stock of the Company in accordance with this Section.

     (d) COMMON STOCK OF PHARMACIA. Any lump sum or partial distribution of the portion of a participant's Accounts invested in the Pharmacia Stock Fund in accordance with this Section shall be made, at the participant's election, in one of the following manners:

          (i)  in cash;

          (ii) in the form of the maximum number of full shares of common stock of Pharmacia to the extent any portion of such participant's Accounts are invested in the Pharmacia Stock Fund, with the value of any fractional shares distributed in cash; or

          (iii)a specified number of full shares of common stock of Pharmacia and cash, to the extent any portion of such participant's Accounts are invested in the Pharmacia Stock Fund.

          Such election shall be made at the time and in the manner specified by the Plan Committee.

          Installment distributions from the portion of a participant's Accounts invested in the Pharmacia Stock Fund shall be made in cash.

          Notwithstanding the foregoing, distributions from a participant's Accounts invested in the Pharmacia Stock Fund shall be paid in cash if the participant fails to make an election to receive such Accounts in common stock of Pharmacia in accordance with this Section.

     (e) COMMON STOCK OF SOLUTIA INC. Any lump sum or partial distribution of the portion of a participant's Accounts invested in the Chemical Stock Fund in accordance with this Section shall be made, at the participant's election, in one of the following manners:

          (i)  in cash;

          (ii) in the form of the maximum number of full shares of common stock of Solutia Inc. to the extent any portion of such participant's Accounts are invested in the Chemical Stock Fund, with the value of any fractional shares distributed in cash; or

          (iii)a specified number of full shares of common stock of Solutia Inc. and cash, to the extent any portion of such participant's Accounts are invested in the Chemical Stock Fund.

          Such election shall be made at the time and in the manner specified by the Plan Committee.

          Installment distributions from the portion of a participant's Accounts invested in the Chemical Stock Fund shall be made in cash.

          Notwithstanding the foregoing, distributions from a participant's Accounts invested in the Chemical Stock Fund shall be paid in cash if the participant fails to make an election to receive such Accounts in common stock of Solutia Inc. in accordance with this Section.

     (f) PARTIAL DISTRIBUTION. Twice each Plan Year, a terminated participant or surviving spouse beneficiary may elect to receive a partial distribution of at least $200 of his vested Accounts under the Plan. A partial distribution shall be made from the participant's vested
          Accounts  in  the  following  order:  After-Tax  Accounts,  Before-Tax
          Accounts, Direct Rollover Account, Vacation Account and Employer Matching Account.

          Notwithstanding the preceding, a participant who is an officer or director of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, shall not be permitted to make a partial distribution if such partial distribution would violate any applicable federal law or give rise to short swing profit liability under the federal securities laws.

     (g) NOTICE REGARDING DISTRIBUTION OPTIONS. Each participant shall be provided with a notice of his right to elect a distribution option available under this Section no less than 30 days and no more than 90 days before the date as of which distribution to such participant begins. Notwithstanding the foregoing, a participant may waive the requirement that he receive such a notice at least 30 days prior to the date as of which benefits are paid; PROVIDED, that distribution of the participant's Accounts begins at least seven days after the notice is supplied.

10.6 DESIGNATION OF BENEFICIARIES. Each participant may, from time to time, designate any person or persons (who may be designated concurrently, contingently or successively) to whom any benefits payable on behalf of such participant are to be distributed if he dies before he receives all of his benefits. Such beneficiary designation shall also be effective if a participant dies after his termination of employment but prior to distribution of all of his vested Accounts. A beneficiary designation shall be effective only when it is signed, dated and filed with the Plan Committee while the participant is alive and will cancel all beneficiary forms previously signed and filed by the participant.

     Effective for participants who have at least one Hour of Service after August 23, 1984, notwithstanding anything in this Plan to the contrary, in the event of the participant's death prior to distribution of all of his vested Accounts if the participant was married on the date of his death, his beneficiary shall be his surviving spouse unless the participant had made a Qualified Election prior to his death.

     A "QUALIFIED ELECTION" shall mean an election made by the participant (on forms provided by and filed with the Plan Committee) providing that the surviving spouse shall not be the sole beneficiary of the participant's vested Accounts, and

     (i) the spouse of the participant consents in writing to such election and acknowledges the effect of such election on forms provided by and filed with the Plan Committee and witnessed by a notary public; or

     (ii) it is established that there is no spouse, the spouse cannot be located, or such other circumstances exist as may be provided by regulations prescribed under the Code.

     Any Qualified Election consented to by a spouse pursuant to this paragraph shall be irrevocable and shall be effective only with respect to such spouse. Any such election may be revoked but not changed by the participant without consent of the participant's spouse in accordance with this paragraph.

     Subject to the provisions above regarding Qualified Elections, a Former Pharmacia Participant's beneficiary designation under the Pharmacia Plan, as in effect immediately prior to the Effective Date, shall be deemed to be a valid beneficiary designation filed with the Plan Committee under this Plan on and after the Effective Date unless and until the participant revokes such beneficiary designation or makes a new beneficiary designation under this Plan. The term "DESIGNATED BENEFICIARY" as used in the Plan means the person or persons designated by a participant as his beneficiary in the last effective form filed with the Plan Committee under this Section and to whom a deceased participant's benefits are payable under the Plan. The term "BENEFICIARY" as used in the Plan means the person or persons, trust(s), estate(s), or other entity(ies) to whom a deceased participant's benefits are payable under this Section.

     If (i) no beneficiary has been named by a deceased participant, (ii) such designation is not effective pursuant to this Section, or (iii) the designated beneficiary has predeceased the participant, any undistributed benefit of the deceased Participant shall be distributed by the Trustee at the direction of the Plan Committee:

     (a)  to the surviving spouse of such deceased participant, if any; or

     (b) if there is no surviving spouse and the participant dies while covered under the Employer's life insurance plan, to the surviving beneficiary (or beneficiaries) specifically designated in writing by the participant, if any, to receive life insurance benefits under the Employer's life insurance plan in equal shares; or

     (c) if there is no surviving spouse and either the participant is not covered under the Employer's life insurance plan when he dies or there is no surviving beneficiary (or beneficiaries) designated under the Employer's life insurance plan, to the participant's estate.

     The marriage of a participant shall revoke any prior beneficiary designation made by him, except for any Qualified Election. A participant's divorce shall be deemed to revoke any designation of the participant's divorced spouse that was made prior to the divorce.

                                   SECTION 11
                                  WITHDRAWALS
                                  -----------

11.1 WITHDRAWALS BY PARTICIPANTS WITH FIVE OR MORE YEARS OF PARTICIPATION. A participant who is actively employed by an Employer or an Affiliate and who has at least five years of participation in this Plan (including for this purpose, years of participation in the Pharmacia Plan) may elect to withdraw any portion of the following amounts (to the extent not previously withdrawn and not more than the balance credited to his respective accounts), in the following order:

     (a) the contributions previously made to his After-Tax Accounts and all earnings credited to such accounts; and

     (b) those portions of his Employer Accounts which are vested at the time of withdrawal in accordance with Section 10.2.

     The minimum withdrawal shall be $200 or the balance available, if less. Any election by a participant under this Section must be made in the manner prescribed by the Plan Committee.

11.2 WITHDRAWALS BY PARTICIPANTS WITH LESS THAN FIVE YEARS OF PARTICIPATION. A participant who is actively employed by an Employer or an Affiliate and who has less than five years of participation in this Plan (including for this purpose, years of participation in the Pharmacia Plan) may elect to withdraw the following amounts (to the extent not previously withdrawn and not more than the balance credited to his respective Accounts), in the following order:

     (a)  his After-Tax Accounts; and

     (b) those portions of his Employer Accounts which are vested at the time of withdrawal in accordance with Section 10.2 (excluding contributions made to those accounts during the immediately preceding twenty-four months).

     The minimum withdrawal shall be $200 or the balance available, if less. Any election by a participant under this Section must be made in the manner prescribed by the Plan Committee.

11.3 WITHDRAWALS AND DISTRIBUTIONS FROM BEFORE-TAX ACCOUNTS AND DIRECT ROLLOVER ACCOUNTS PROHIBITED. Except as provided in Section 11.4 below, withdrawals and distributions by a participant from his Before-Tax Accounts and his Direct Rollover Account shall be prohibited before retirement, death, Disability, age 59-1/2 or severance from employment.

11.4 AGE 59-1/2 WITHDRAWALS. Anytime after a participant attains age 59-1/2, he may elect to receive any portion of his Before-Tax Accounts and his Direct Rollover Account. The minimum withdrawal shall be $200 or the balance available, if less. Any election by a participant under this Section must be made in the manner prescribed by the Plan Committee.

11.5 CHARGING AND  ALLOCATIONS OF WITHDRAWALS.  All  withdrawals  under Sections
     11.1 through 11.4 shall be charged to the proper account of the participant and prorated among the Investment Funds, Employer Company Stock Sub-Fund of the Company Stock Fund, Chemical Stock Fund, Pharmacia Stock Fund and Pre-Mixed Portfolios in which such account is invested.

                                   SECTION 12
                                     LOANS
                                     -----

12.1 LOANS. The Plan Committee may, in its sole discretion, direct the Trustee to loan a participant amounts from his Participant Accounts. All loans shall be subject to the terms, conditions, requirements and limitations specified in this Section and in the SIP Loan Procedures document ("LOAN PROCEDURES") which Loan Procedures are hereby incorporated by reference and made a part of the Plan. Loans made to participants under this Section shall meet the requirements of Section 72(p) of the Code and the regulations under Section 408(b)(1) of ERISA.

12.2 LOAN ADMINISTRATION. The loan provisions of this Plan shall be administered by the Plan Committee, which shall establish the terms and conditions generally applicable to loans made under this Plan.

     In administering the loan provisions of this Section, the Plan Committee shall:

     (a) Adopt such rules and regulations as it deems necessary for the proper and efficient administration of loans under the Plan, including but not limited to, appropriate adjustments in the accounting provisions of the Plan as it deems necessary and advisable to facilitate accounting for loans under the Plan;

     (b) Establish standards which shall be used to determine if a loan application should be approved;

     (c) Prescribe the forms to be used in administering the loan provisions of this Plan;

     (d) Determine the method for calculating the interest rate to be charged on outstanding loans and when the rate to be charged for new loans is to be determined;

     (e)  Determine, from time to time, the minimum loan amount;

     (f) Employ agents, attorneys, accountants, and other persons to properly and efficiently administer the loan provisions of this Plan and to collect outstanding loans; and

     (g) Take all other actions necessary or advisable to carry out the provisions of this Section.

     The rules and standards described in (a) through (e) above shall be set forth in the Loan Procedures.

12.3 LOAN ELIGIBILITY. Only those participants who are parties-in-interest (as defined in Section 3(14) of ERISA) shall be eligible to request a loan or obtain a loan.

12.4 LOAN  APPLICATION.  A  participant  must  request  a  loan  in  the  manner prescribed by the Plan Committee. Only two loans per participant may be outstanding at any time. The loan request must be made at the time and in the manner prescribed by the Plan Committee. The request shall be supported by such evidence as the Plan Committee may request. If a participant's termination of employment should occur after the participant has requested a loan but before the loan is made and the participant ceases to be a party-in-interest (as defined in Section 3(14) of ERISA) the participant's request shall automatically be canceled after his termination of employment.

12.5 TERMS AND CONDITIONS OF LOANS. From time to time the Plan Committee shall establish rules governing the making of loans, including the minimum amount for which a loan shall be made and the conditions and terms of repayment of principal and interest. Such rules shall be uniformly applied to all participants similarly situated. Such rules will be set forth in the Loan Procedures. Each loan shall be evidenced by a promissory note in a form approved by the Plan Committee, shall provide for a reasonable annual rate of interest, and shall be secured by the Loan Account maintained for that participant under the Plan.

12.6 MAXIMUM LOAN. The maximum loan shall be the lesser of the following amounts:

     (a) 50% of the participant's vested Accounts in the Plan, including the Employer Accounts;

     (b)  100% of the participant's Participant Accounts; or

     (c) $50,000 reduced by the highest total outstanding loan balances during the one-year period ending on the day before the date on which a loan is made.

     The foregoing loan limits shall apply only at the time the loan is requested. The Plan Committee may also establish guidelines relating to the ability of the participant to repay the loan, which shall determine the maximum amount of any loan which can be made to any participant.

12.7 INTEREST. Each loan shall bear interest at a rate to be fixed by the Plan Committee. In determining the interest rate, the Plan Committee shall take into consideration interest rates currently being charged by commercial lending institutions in similar situations. Interest rates shall be fixed for the term of the loan at the time the loan is made, and the Plan Committee shall determine periodically the interest rate to be charged on new loans. The interest rate determined hereunder shall be a "reasonable rate of interest" within the meaning of regulations issued by the Department of Labor.

12.8 TERM OF LOAN AND REPAYMENT. The Plan Committee shall review each loan request and decide whether or not it shall be approved. The decision of the Plan Committee regarding the approval of the loan request shall be final and binding on all parties. The period of repayment for any loan shall be determined by mutual agreement between the Plan Committee and the participant, but such period shall in no event exceed sixty months; PROVIDED, HOWEVER, that the sixty-month repayment period restriction shall not apply to any principal residence loan, which is a loan used to acquire a dwelling that is to be used within a reasonable period of time as the principal residence of the participant. The Plan Committee shall have discretion to determine when and under what, if any, circumstances principal residence loans shall be made and the loan repayment period for such loans.

     A loan to a participant shall be secured by the Loan Account of the participant. Loan payments by a participant who is classified as a Regular Full-Time Employee or Regular Part-Time Employee by the Company shall be required to be made through payroll deductions, and all such participants shall be required, in the manner prescribed by the Plan Committee, to authorize the Employer to deduct the loan payments from the participant's wages or salary, which amounts shall be transmitted to the Trustee and applied against the outstanding loan balance. Loan payments by a participant who is employed other than as a regular full-time or regular part-time employee will be made by payroll deduction to the extent possible. If such participant does not receive a paycheck or if the paycheck is less than the loan repayment amount, the participant must repay the loan by personal check. Loan payments by a participant who is employed by an Affiliate or Subsidiary which is not a participating Employer shall be made by payroll deduction unless payroll deduction is not permissible or the Plan Committee determines such method is not practicable. If loan payments are not made by payroll deduction, the participant must make such loan payments by personal check.

     Loan payments by a retired or terminated vested participant who is a "party-in-interest" (as such term is defined in Section 3(14) of ERISA) shall be made by personal check.

     Participants may prepay the entire amount of the remaining unpaid principal balance (and all remaining interest due thereon) other than by payroll deduction at any time without penalty.

12.9 SOURCE OF LOAN FUNDS. Loans shall only be made from a participant's Participant Accounts. A participant's Employer Accounts shall not under any circumstances be used for a loan.

12.10 ACCOUNTING FOR LOANS. A loan granted to a participant shall be made by liquidating and converting to cash the Before-Tax Accounts, Direct Rollover Account and After-Tax Contributions Accounts, in that order. If the participant's Participant Accounts are invested in two or more of the Investment Funds, Pre-Mixed Portfolios, Pharmacia Stock Fund and/or Chemical Stock Fund, the loan proceeds shall be taken pro rata from such Investment Funds, Pre-Mixed Portfolios, Pharmacia Stock Fund and/or Chemical Stock Fund. A participant's Accounts shall be debited in the following order: Before-Tax Accounts, Direct Rollover Account and After-Tax Accounts. A Loan Account shall then be established for the participant, which shall reflect the outstanding unpaid balance of the loan from time to time in accordance with Section 9.3. Loan repayments shall be separated into principal and interest payments. Principal payments shall be debited against the participant's Loan Account and credited to his Participant Accounts in the following order:

     (a) First, to the After-Tax Accounts up to the amount that was debited to such accounts to make the loan;

     (b) Second, to the Direct Rollover Account up to the amount that was debited to such account to make the loan; and

     (c) Third, to the Before-Tax Accounts up to the amount that was debited to such accounts to make the loan.

     Interest payments shall be debited against the participant's Loan Account and credited to his Participant Accounts in the same manner as the outstanding loan balance. Principal and interest payments shall be invested in the Investment Funds and/or Pre-Mixed Portfolios in accordance with the participant's current investment election for new contributions.

12.11 WITHDRAWALS AND DISTRIBUTIONS  WHILE  LOAN  BALANCE  IS  OUTSTANDING.   A
     participant with an outstanding loan balance who applies for a withdrawal of his After-Tax Accounts shall be eligible only to the extent that amounts are available in excess of the balance of the participant's Loan Account. Such a withdrawal shall not automatically cancel the loan.

     When a final distribution is made with respect to a participant who has an outstanding loan balance, the participant (or his beneficiary) shall receive a distribution of his vested Accounts offset by the balance of the participant's Loan Account. In addition, the participant's promissory note shall be distributed to the participant (or his beneficiary) and the balance in the participant's Loan Account shall be reduced to zero.

     If a participant who has an outstanding loan balance terminates employment, he may repay the entire amount of the outstanding unpaid principal and interest within the time period ending two months following the date of his termination of employment. If such amount is not repaid within two months following the participant's termination of employment, the participant's promissory note shall be distributed to the participant (or his beneficiary) and the balance in the participant's Loan Account shall be reduced to zero. Notwithstanding any of the foregoing, if such participant continues to qualify as a party-in-interest after his termination of employment, he may continue to make loan payments of unpaid principal and interest by personal check after such termination of employment; PROVIDED, HOWEVER, he may not elect to begin receiving payments under the Installment Payout Option until the entire amount of the outstanding principal and interest is repaid.

     In no event shall a participant, his beneficiary, or any other person be paid in cash (or property other than the promissory note of the participant) an amount attributable to a balance in a participant's Loan Account.

     For a participant who terminates employment:

          o involuntarily and is determined by the Company to have been terminated through no fault of his own, or

          o as the result of either the disposition of substantially all the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of an Employer or the disposition of the interest in an Affiliate or Subsidiary (within the meaning of Section 409(d)(3) of the Code), the Plan shall accept as loan payments, amounts paid by the participant by personal check after such termination of employment. Except as provided in
     Section 12.12, the outstanding principal and interest of any such loan will not be treated as a deemed taxable distribution prior to the distribution of the participant's Accounts.

12.12 UNPAID BALANCES AT END OF SIXTY-MONTH REPAYMENT PERIOD. In the event that any principal or interest on any loan remains outstanding at the end of sixty months following the date of the loan (or, in the case of a principal residence loan having a repayment period greater than sixty months, the end of such repayment period), the Trustee, or its delegate, shall declare the remaining unpaid loan balance to be a taxable distribution from the Plan for purposes of Section 72(p) of the Code and the participant's tax basis in the Plan shall be decreased by the amount of such taxable distribution, but not below zero. If the outstanding loan balance is subsequently repaid, the principal payments shall be credited as provided in Section 12.10. For all other purposes, the remaining unpaid loan balance, including accrued interest thereon, shall remain a legal obligation of the participant, and the Trustee and the Plan Committee shall take all necessary action to ensure its collection.

12.13 HARDSHIP WITHDRAWAL IN BANKRUPTCY. Upon an adjudication of bankruptcy, as defined below, the Plan Committee shall determine if the bankruptcy has caused the participant to incur a hardship. If the Plan Committee, in its sole discretion, determines that a hardship (within the meaning of Section 401(k)(2)(B) of the Code and the Treasury regulations issued thereunder) exists, the Plan Committee shall declare a hardship distribution, the promissory note shall be distributed to the participant, and the participant's Loan Account shall be reduced by the amount of the outstanding loan balance. In no event shall a participant, his beneficiary or any other person be paid in cash (or property other than the promissory note of the participant) an amount attributable to a balance in his Loan Account. An "ADJUDICATION OF BANKRUPTCY" means the earlier of:

     (a) An entry of an order for relief with respect to the participant under the United States Bankruptcy Code, as amended; or

     (b) The filing of a petition against the participant in an involuntary case under the United States Bankruptcy Code, as amended.

12.14 FAILURE TO REPAY LOANS. The Plan Committee shall establish uniform rules to apply when a participant fails to repay any portion of a loan made to him and accrued interest thereon in accordance with the terms of the loan, or when any portion of a loan and accrued interest thereon remains unpaid on a participant's termination of employment. Such rules shall be set forth in the Loan Procedures.

12.15 LOANS TO CERTAIN TERMINATED OR RETIRED PARTICIPANTS. Notwithstanding anything to the contrary contained in the Plan, a participant who has terminated employment and who is a party-in-interest (as defined in Section 3(14) of ERISA) shall be eligible to request a loan in accordance with
     Section 12.4 and to obtain a loan. Notwithstanding the preceding, if a participant who is receiving payments pursuant to the Installment Payout Option and who is a party-in-interest (as defined in Section 3(14) of ERISA) obtains a loan under the Plan, the installment payments to such participant shall be suspended during the term of the loan.

                                   SECTION 13
                               THE PLAN COMMITTEE
                               ------------------

13.1 MEMBERSHIP. The Plan Committee shall consist of three or more members appointed by the Company.

13.2 PLAN COMMITTEE'S GENERAL POWERS, RIGHTS AND DUTIES. The Plan Committee, which is established by and derives its authority from the Company, is, as respects the rights and obligations of all parties with an interest in this Plan, given the powers, rights and duties specifically stated elsewhere in the Plan, the Trust Agreement or any other document, and in addition is given the following powers, rights and duties:

     (a) Discretionary authority to determine all questions arising under the Plan, including the power to determine the rights or eligibility of employees or participants and any other persons, and the amounts of their benefits under the Plan, and to remedy ambiguities, inconsistencies or omissions.

     (b) To adopt such rules of procedure and regulations as, in its opinion, may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan and Trust Agreement.

     (c) To enforce the Plan in accordance with terms of the Plan and the Trust Agreement and in accordance with the rules and regulations adopted by the Plan Committee as provided above.

     (d) To direct the Trustee as respects payments, distributions or loans from the Trust Fund in accordance with the provisions of the Plan.

     (e) To furnish the Employers with such information as may be required by them for tax or other purposes as respects the Plan.

     (f) To employ agents, attorneys, accountants or other persons (who also may be employed by the Employers, the Fund Committee or the Trustee), and allocate or delegate to them such powers, rights and duties as the Plan Committee may consider necessary or advisable to properly carry out the administration of the Plan, provided that such allocation or delegation and the acceptance thereof by such agents, attorneys, accountants or other persons, shall be in writing.

13.3 MANNER OF ACTION. During any period in which two or more Plan Committee members are acting with respect to the Plan, the following provisions apply where the context admits:

     (a) The Plan Committee members may act by meeting or may take action in a writing signed without meeting, and may sign any document by signing one document or concurrent documents.

     (b) An action or a decision of a majority of the members of the Plan Committee as to a matter shall be as effective as if taken or made by all members of the Plan Committee.

     (c) A Plan Committee member by writing may delegate any or all of his rights, powers, duties and discretions to any other Plan Committee member, with the consent of the latter.

     (d) If, because of the number qualified to act, there is an even division of opinion among the Plan Committee members as to a matter, a disinterested party selected by the Plan Committee shall decide the matter and such party's decision shall control.

     (e) Except as otherwise provided by law, no member of the Plan Committee shall be liable or responsible for an act or omission of the other Plan Committee member(s) in which the former has not concurred.

     (f) The certificate of the Secretary of the Plan Committee or of a majority of the Plan Committee members that the Plan Committee has taken or authorized any action shall be conclusive in favor of any person relying on the certificate.

     (g) The Plan Committee, as a Named Fiduciary, may delegate its authority, duties and responsibilities hereunder to other persons, including the Company and its officers, employees or agents. Such a delegation shall be in writing and specify the identity of the delegate and the responsibilities delegated to such person.

13.4 INFORMATION REQUIRED BY PLAN COMMITTEE. The Employers shall furnish the Plan Committee with such data and information as the Plan Committee may deem necessary or desirable in order to administer the Plan. The records of the Employers as to an employee's or participant's period or periods of employment, termination of employment and the reason therefor, leave of absence, reemployment and earnings will be conclusive on all persons unless determined to the Plan Committee's satisfaction to be incorrect. Participants and other persons entitled to benefits under the Plan also shall furnish the Plan Committee with such evidence, data or information as the Plan Committee considers necessary or desirable to administer the Plan.

13.5 PLAN COMMITTEE DECISION FINAL. Subject to applicable law and the provisions of Section 13.6, any interpretation of the provisions of the Plan and any decision on any matter within the discretion of the Plan Committee made by the Plan Committee in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the Plan Committee shall make such adjustment on account thereof as it considers equitable and practicable.

13.6 REVIEW OF BENEFIT DETERMINATIONS. The Plan Committee will provide notice in writing to any participant, beneficiary or other person whose claim for benefits under the Plan is denied and the Plan Committee shall afford such participant, beneficiary or other person a full and fair review of its decision, if so requested.

13.7 DELEGATION OF AUTHORITY. Notwithstanding anything herein to the contrary, the Plan Committee or Fund Committee may delegate any of its authority, duties or responsibilities under this Plan to any other person, including the Company and its officers, employees or agents. Such a delegation shall be in writing and shall specify the identity of the delegate and the responsibilities delegated to such person.

13.8 UNIFORM RULES. The Plan Committee shall administer the Plan on a reasonable
     and   nondiscriminatory   basis  and  shall  apply  uniform  rules  to  all
     participants similarly situated.

                                   SECTION 14
                           RELATING TO THE EMPLOYERS
                           -------------------------

14.1 ACTION BY EMPLOYERS. Any action required or permitted of an Employer, including the Company, under the Plan shall be by resolution of its Board of Directors, by a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or by resolution of such committee.

14.2 ADDITIONAL EMPLOYERS. Any Affiliate or Subsidiary that is not an Employer may adopt the Plan and become an Employer under the Plan and a party to the Trust Agreement by filing with the Plan Committee certified copies of:

     (a) a resolution of the Board of Directors of the Affiliate or Subsidiary, or its duly authorized delegate, providing for its adoption of the Plan; and

     (b) a resolution of the Company's Board of Directors, or its duly authorized delegate, consenting to the adoption of the Plan by such Affiliate or Subsidiary.

14.3 RESTRICTIONS AS TO REVERSION OF TRUST ASSETS TO EMPLOYERS. Except as to contributions and premiums paid as a result of mathematical error or other mistake of fact, the Employers shall have no right, title or interest in the assets of the Trust Fund nor will any part of the assets of the Trust Fund at any time revert or be repaid to an Employer, unless the Internal Revenue Service initially determines that the Plan, as applied to an Employer that had not previously maintained the Plan, does not meet the requirements of a "qualified plan" under the Code. In the case of contributions or premiums paid by the Employers as a result of a mistake of fact, such contributions or premiums may be returned to the Employers within one year after their payment.

                                   SECTION 15
                               GENERAL PROVISIONS
                               ------------------

15.1 NOTICES. Each person entitled to benefits under the Plan must file in writing with the Plan Committee such person's post office address and each change of post office address. Any communication, statement or notice addressed to any such person at the last post office address filed with the Plan Committee will be binding upon such person for all purposes of the Plan, and the Plan Committee, the Fund Committee, the Employers or the Trustee shall not be obligated to search for or ascertain the whereabouts of any such person. Any notice or document required to be given to or filed with either the Plan Committee or the Fund Committee shall be considered as given or filed if delivered or mailed by registered mail, postage prepaid, to such committee in care of the Company, 800 North Lindbergh Boulevard, St. Louis, Missouri 63167.

15.2 WAIVER OF NOTICE. Any notice required under this Plan may be waived by the person entitled to notice.

15.3 ABSENCE OF GUARANTY. Neither the Plan Committee, the Fund Committee nor any Employer in any way guarantees the Trust Fund or any other fund from loss or depreciation, nor guarantees any payment to any person. The liability of the Employers, the Trustee, the Plan Committee or the Fund Committee to make any payment under the Plan will be limited to the assets held by the Trustee as a part of the Trust Fund.

15.4 EMPLOYMENT RIGHTS. The Plan does not constitute a contract of employment, and participation in the Plan will not give any participant the right to be retained in the employ of the Employers, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

15.5 INTERESTS  NOT  TRANSFERABLE.   Except  as  may  be  required  by  the  tax
     withholding provisions of the Code, Section 401(a)(13)(B) of the Code dealing with Qualified Domestic Relations Orders, or a state's income tax act, and except (to the extent permitted by law) as to any debt owing to the Trustee as a result of participation in the Plan, the interests of participants and their beneficiaries under this Plan and the Trust Agreement are not subject to the claims of their creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned or encumbered.

15.6 FACILITY OF PAYMENT. When a person entitled to benefits under the Plan is under a legal disability, or, in the Plan Committee's opinion, is in any way incapacitated so as to be unable to manage his financial affairs, the Plan Committee may direct that the benefits to which such person otherwise would be entitled shall be made to such person's legal representative, or to a relative or friend of such person for such person's benefit, or the Plan Committee may direct the application of such benefits for the benefit of such person. If the Plan Committee receives proper authorization by a participant or any other person entitled to benefits under the Plan, and unless and until the Plan Committee is notified or becomes aware that such authorization no longer is in effect, the Plan Committee will direct that periodic deposits of the benefits which otherwise would be payable directly to the participant shall be made into a savings or checking account established in his name at a bank or other financial institution. Any payment made in accordance with the provisions of this Section 15.6 shall be a full and complete discharge of any liability for such payment under the Plan.

15.7 GENDER AND NUMBER. Where the context admits, words denoting the masculine gender shall include the feminine and neuter genders, the singular shall include the plural, and the plural shall include the singular.

15.8 EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

15.9 INDEMNITY. Without in any way limiting the scope of any indemnity agreement entered into in favor of or by and between parties referred to in this Section, the Plan Committee, the Fund Committee, the members of those committees, the former members of those committees and any persons who are or were directors, officers or employees of the Employers, Affiliates or Subsidiaries and each of them, shall be indemnified and saved harmless by the Company from and against any and all liability, or allegations of liability, to which the Plan Committee, the Fund Committee, the members or former members of those committees, such directors, officers, or employees or such former directors, officers or employees may be subjected by reason of any act done or omitted to be done in good faith in the administration of the Plan or Trust or in the investment of the assets of the Trust, including all expenses reasonably incurred in their defense in the event the Company fails to provide such defense after having been requested in writing to do so.

15.10 CONTROLLING STATE LAW. To the extent not superseded by the laws of the United States, the laws of Missouri, determined without regard to its conflict of law rules, shall be controlling in all matters relating to the Plan.

15.11 SEVERABILITY. In case any provisions of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provisions had never been set forth in the Plan.

15.12 HEADINGS. The Headings and sub-headings in the Plan and Trust Agreement are inserted for convenience and reference only and are not to be used in construing this Plan or any provision thereof.

15.13 SUCCESSORS. The provisions of this Plan shall be binding upon the Employers and their successors and assigns and upon the participants and their heirs, beneficiaries, estates and legal representatives.

15.14 NO REDUCTIONS FOR SOCIAL SECURITY INCREASES. No benefits otherwise payable under the Plan shall be decreased because of increases in Social Security Benefits occurring after the participant's termination of employment.

15.15 MILITARY SERVICE. Notwithstanding any other provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                   SECTION 16
                     AMENDMENT, TERMINATION OR PLAN MERGER
                     -------------------------------------

16.1 AMENDMENT. While the Employers expect and intend to continue the Plan, the Company reserves the right to amend, retroactively or prospectively, the Plan from time to time, except as follows:

     (a) Except as may be required by the Internal Revenue Service for the purpose of meeting the conditions for qualification or for tax deduction under Sections 401 through 415 and Section 501 of the Code or as may be required by ERISA or any other state or federal law, no action of the Company hereunder shall alter the operation of the Plan as it applies to employees with whom or with whose representatives there exists a written collective bargaining agreement pertaining to retirement income benefits, during the term of any such agreement.

     (b) Except as provided in Section 14.3, under no condition shall any amendment result in the return or repayment to any Employer of any part of the Trust Fund or the income therefrom, or result in the distribution of the Trust Fund for the benefit of anyone other than employees and former employees of the Employers and any other persons entitled to benefits under the Plan.

16.2 TERMINATION. The Plan will terminate as to all Employers on any date specified by the Company if 30 days' advance written notice of the termination is given to the Plan Committee, the Fund Committee, the Trustee and the other Employers. The Plan will terminate as to an individual Employer on the first to occur of the following:

     (a) The date it is terminated by the Board of Directors of that Employer or its duly authorized delegate.

     (b) The date the Employer completely discontinues its contributions under the Plan.

     (c)  The date that Employer is judicially declared bankrupt or insolvent.

     (d) The dissolution, merger, consolidation or reorganization of that Employer, or the sale by that Employer of all or substantially all of its assets, except that:

          (i) In any such event arrangements may be made with the consent of the Company whereby the Plan may be continued by any successor to that Employer or any purchaser of all or substantially all of its assets, in which case the successor or purchaser may be substituted for that Employer under the Plan and the Trust Agreement; and

          (ii) If any Employer is merged, dissolved or in any way reorganized into, or consolidated with, any other Employer, the Plan as applied to the former Employer will automatically continue in effect without a termination thereof.

16.3 PLAN MERGER OR CONSOLIDATION. In no event shall there be any merger or consolidation of the Plan with, or transfer of assets or liabilities to, any other plan unless each participant in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit the participant would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). In the event a qualified plan is merged into the Plan, the Funds Committee may establish such rules and procedures as necessary to allocate the assets of accounts transferred to the Plan among the Investment Funds.

16.4 NOTICE OF AMENDMENT, TERMINATION OR PLAN MERGER. Affected participants will be notified of any termination, plan merger, consolidation or substantial amendment within a reasonable time.

16.5 VESTING AND DISTRIBUTION ON TERMINATION. On termination or partial termination of the Plan, the date of termination or partial termination will be a Special Accounting Date and, after all adjustments then required have been made, the benefits of all affected participants will be fully vested. If, on partial termination of the Plan, an affected participant remains an employee of any Employer, Affiliate or Subsidiary, the amount of his benefits shall be retained in the Trust Fund, subject to his right to make withdrawals in accordance with Section 11, until after his termination of employment with such Employer, Affiliate or Subsidiary and as soon as practicable thereafter shall be paid to him in accordance with the provisions of Sections 10.4 and 10.5.

16.6 TRANSFER OF ASSETS AND LIABILITIES. The Plan Committee acting in conjunction with the Fund Committee may request the Trustee in writing to accept the transfer of assets and liabilities from the trustee of an employee pension plan maintained by another employer ("TRANSFEROR PLAN") to the Trust Fund; PROVIDED:

     (a) the Transferor Plan is qualified under Section 401(a) of the Code and the trust maintained by the Transferor Plan to which the assets and liabilities are transferred is exempt from tax under Section 501(a) of the Code;

     (b)  the transfer complies with Section 414(l) of the Code; and

     (c)  where   required  or   advisable,   the  approval  of  all   necessary
          governmental agencies has been obtained.

     The Plan Committee acting in conjunction with the Fund Committee may request the Trustee in writing to transfer assets and liabilities of the Trust Fund to the trustee of an employee pension benefit plan maintained by another employer ("TRANSFEREE PLAN"); PROVIDED:

     (i) the Transferee Plan is qualified under Section 401(a) of the Code and the trust maintained by the Transferee Plan to which the assets and liabilities are transferred is exempt from tax under Section 501(a) of the Code;

     (ii) the transfer complies with Section 414(l) of the Code; and

     (iii)where   required  or   advisable,   the  approval  of  all   necessary
          governmental agencies is obtained.

                                   SECTION 17
                               DIRECTED ROLLOVERS
                               ------------------

17.1 DIRECTED ROLLOVERS. This Section 17 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Committee, to have any portion of an Eligible Rollover Distribution (as defined in Section 17.2) paid directly to an Eligible Retirement Plan (as defined in Section 17.3) specified by the Distributee (as defined in Section 17.4) in a Direct Rollover (as defined in Section 17.5).

17.2 ELIGIBLE ROLLOVER DISTRIBUTION. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

     (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life expectancy of the Distributee, or for a specified period of ten years or more;

     (b)  any  distribution  to the extent such  distribution  is required under
          Section 401(a)(9) of the Code;

     (c)  any hardship distribution; and

     (d) any other distributions specified in Section 402(c)(4) of the Code or designated by the IRS in revenue rulings, notices and other guidance of general applicability.

17.3 ELIGIBLE RETIREMENT PLAN. An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, an annuity contract described in
     Section 403(b) of the Code, an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state, or a qualified trust described in Section 401(a) of the Code, that accepts and agrees to separately account for the Distributee's Eligible Rollover Distribution.

17.4 DISTRIBUTEE. A Distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the Alternate Payee under a QDRO are Distributees with regard to the interest of the spouse or former spouse.

17.5 DIRECT ROLLOVER. A direct rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                   SECTION 18
                              TOP-HEAVY PROVISIONS
                              --------------------

18.1 DETERMINATION OF TOP-HEAVY. Except as otherwise provided in this Section, the Plan shall be considered a Top-Heavy Plan with respect to any Plan Year commencing on or after January 1, 1984 if, as of the last day of the preceding Plan Year:

     (a) The aggregate of the sum of the Accounts of participants who are Key Employees (as defined in Section 416(i) of the Code) exceeds sixty percent of the aggregate of the sum of the Accounts of all participants (the "60% TEST"); or

     (b) The Plan is part of a required aggregation group (defined as (1) each qualified plan of the Employer in which at least one Key Employee participates, and (2) any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of Sections 401(a)(4) or 410 of the Code) and, as of the last day of the preceding Plan Year:

          (i) The sum of (1) the present value of the accrued benefits for Key Employees under all defined benefit plans included in such group, and (2) the aggregate of the Accounts of Key Employees under all defined contribution plans included in such group,

          (ii) Exceeds sixty percent of the sum, as of the last day of the preceding Plan Year, of the amounts specified in (i) above for all participants.

     Notwithstanding anything in this Section 18.1 to the contrary, the Plan shall not be considered a Top-Heavy Plan with respect to any Plan Year if the Plan is a part of a permissive aggregation group (defined as the required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code), which does not satisfy the requirements of Section 18.1(b) above.

     Distributions on account of separation from service, death or disability made within the preceding Plan Year, and any other distributions made within the preceding Plan Year and within the four Plan Years immediately preceding such Plan Year, shall be added to the Account of any participant in determining whether the Plan shall be considered a Top-Heavy Plan. However, the Accounts and the Accrued Benefits of a participant who is not a Key Employee but who was a Key Employee in a prior Plan Year or who has not performed any services for any Employer maintaining the Plan at any time during the preceding Plan Year will be disregarded.

18.2 MINIMUM ALLOCATIONS. Notwithstanding the provisions of Section 6 or any other provision of the Plan to the contrary, for any year in which the Plan is deemed a Top-Heavy Plan, the minimum Employer Contributions for a Plan Year for each participant who is a Non-Key Employee shall be equal to the lesser of:

     (a) Three percent of the participant's compensation (as defined in Section 18.6); or

     (b)  The  percentage  at  which  Before-Tax   Contributions   and  Employer
          Contributions are made or required to be made under the Plan for the Key Employee for whom such percentage is highest for the Plan Year.

     This minimum allocation shall be made even though, under other Plan provisions, the participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the participant's failure to complete 1,000 hours of service (or any equivalent provided in the Plan), or (ii) the participant's failure to make mandatory employee contributions to the plan, or (iii) compensation less than a stated amount.

     If a participant is also covered by a top-heavy  defined benefit plan of an
     Affiliated   Employer,   "5%"  shall  be  substituted  for  "3%"  above  in
     determining the minimum contribution.

18.3 MINIMUM VESTING. If a participant terminates employment with all of the Employers, Affiliates and Subsidiaries before retirement, payment of his Accounts shall be governed by Section 10.2 of the Plan.

18.4 REPEAL, MODIFICATION OR POSTPONEMENT OF TOP-HEAVY PROVISIONS. In the event that all or any portion of Section 416 of the Code is modified, this
     Section 18 shall be construed to adopt such modifications. In the event that all or any portion of Section 416 of the Code is repealed, this
     Section 18 shall have no effect as of the effective date of such repeal. Furthermore, if the effective date of Section 416 of the Code is delayed or postponed, this Section 18 shall have no effect until the effective date of
     Section 416 of the Code.

18.5 NON-KEY EMPLOYEE. "Non-Key Employee" means any employee who is not a Key Employee (as defined in Section 416(i) of the Code).

18.6 COMPENSATION. For purposes of this Section 18, compensation means the gross amount earned by an employee from an Employer during the Plan Year for services rendered while a participant as reported on Form W-2.

18.7 TOP-HEAVY RATIO. For purposes of these top-heavy provisions, "top-heavy ratio" shall mean:

     (a) If the employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the employer has not maintained any defined benefit plan which during the 5-year period ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for this plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all key employees as of the determination date(s) (including any part of any account balance distributed on account of separation from service, death or disability in the one-year period ending on the determination date(s) and any other distributions made in the 5-year period ending on the determination date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed on account of separation from service, death or disability in the one-year period ending on the determination date(s) and any other distributions made in the 5-year period ending on the determination date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and the denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

     (b) If the employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all key employees, determined in accordance with (a) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all key employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with (a) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the determination date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and the denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made on account of separation from service, death or disability in the one-year period ending on the determination date and any other distribution of an accrued benefit made in the five-year period ending on the determination date.

     (c) For purposes of (a) and (b) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (1) who is not a key employee but who was a key employee in a prior year, or (2) who has not been credited with at least one hour of service with any employer maintaining the plan at any time during the one-year period ending on the determination date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with
          Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

     (d) The accrued benefit of a participant other than a key employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

                                   SECTION 19
                    EMPLOYEE STOCK OWNERSHIP PLAN PROVISIONS
                    ----------------------------------------

19.1 EMPLOYEE STOCK OWNERSHIP PROVISIONS OF THE PLAN. This Section 19 sets forth special provisions applicable to the ESOP component of the Plan. The ESOP shall constitute an employee stock ownership plan within the meaning of
     Section 4975(e)(2) of the Code and Section 407(d)(6) of ERISA, and the ESOP shall be maintained as a component of the Plan as authorized by Treasury Regulation Section 54.4975-11(a)(5). The ESOP shall hold the following assets:

     (a) all assets (and earnings attributable thereto) acquired by the ESOP with the proceeds of any ESOP Loan (as defined in Section 19.3(e) below) and maintained by the ESOP in the ESOP Suspense Account (as defined in Section 19.3(g) below), the ESOP Interim Account (as defined in Section 19.3(d) below) or allocated among participants' Employer Accounts (other than Diversification Election proceeds that are not Employer Securities (as adjusted for investment experience) of all participants who have made Diversification Elections);

     (b) all assets (and earnings attributable thereto) held in the ESOP Payment Account (as defined in Section 19.3(f) below);

     (c) all assets (and earnings attributable thereto) held by the ESOP component of the Pharmacia Plan that are transferred to the ESOP component of this Plan as of the Effective Date (including any such assets that were acquired by the ESOP component of the Pharmacia Plan with the proceeds of an ESOP loan that is assumed or refinanced by the ESOP component of this Plan) and held in the ESOP Suspense Account, ESOP Interim Account or ESOP Payment Account or allocated among participants' Employer Accounts and all contributions (and earnings attributable thereto) made to the Plan on or after the Effective Date that are allocated to Employer Matching Accounts (other than the portion of participants' Employer Accounts invested in the Pharmacia Stock Fund or the Chemical Stock Fund and other than Diversification Election proceeds that are not Employer Securities (as adjusted for investment experience) of all participants who have made Diversification Elections); and

     (d)  all other property acquired by the ESOP.

     From time to time the Fund Committee (or an Independent Fiduciary appointed for such purpose) may direct the Trustee to enter into an ESOP Loan pursuant to the provisions of this Section and to use the proceeds of an ESOP Loan to acquire common stock of the Company or to repay an ESOP Loan.

     Unless otherwise specifically stated therein or unless the context otherwise requires, all other sections of the Plan apply to the Plan as a whole, and not solely to the ESOP component or the Savings and Investment Plan component of the Plan. The provisions of this section shall supersede contrary provisions of the Plan.

19.2 EFFECTIVE DATE. The ESOP shall be effective as of the Effective Date.

19.3 DEFINITIONS.

     (a) ALLOCATED DIVIDENDS. "Allocated Dividends" shall mean cash dividends that are paid during the Plan Year on common stock of the Company held by the ESOP that (i) has been allocated to participants' Employer Accounts and (ii) has been acquired with the proceeds of an ESOP Loan (or acquired on or after the Spinoff Date (i) as a spinoff dividend on, or (ii) pursuant to the sale or exchange described in Section 19.8(d) of, shares of common stock of Pharmacia that were acquired by the Pharmacia Plan with the proceeds of an ESOP loan and transferred to this Plan as of the Effective Date).

     (b) DISQUALIFIED PERSON. "Disqualified Person" shall mean a disqualified person within the meaning of Section 4975(e)(2) of the Code.

     (c)  EMPLOYER  CONTRIBUTIONS.   "Employer  Contributions"  shall  mean  all
          Employer Matching Contributions and all Vacation Contributions.

     (d) ESOP INTERIM ACCOUNT. "ESOP Interim Account" shall mean the account described in Section 19.6(b).


     (e)  ESOP LOAN. "ESOP Loan" shall mean a loan described in Section 19.4(a).

     (f) ESOP PAYMENT ACCOUNT. "ESOP Payment Account" shall mean the account described in Section 19.5.

     (g) ESOP SUSPENSE ACCOUNT. "ESOP Suspense Account" shall mean the account described in Section 19.4(d).

     (h) FINANCED SHARES. "Financed Shares" shall mean shares of common stock of the Company acquired by the Plan with the proceeds of the ESOP Loan (or acquired on or after the Spinoff Date (i) as a spinoff dividend on, or (ii) pursuant to the sale or exchange described in Section 19.8(d) of, shares of common stock of Pharmacia that were acquired by the Pharmacia Plan with the proceeds of an ESOP loan and transferred to this Plan as of the Effective Date), or otherwise held as a result of conversion or other disposition of such shares, or acquired with the proceeds of any indebtedness previously incurred by the Trust (or by the trust under the Pharmacia Plan), which is refinanced with the proceeds of the ESOP Loan; PROVIDED such other shares are Employer Securities (as defined in Section 409(l) of the Code) ("EMPLOYER SECURITIES").

     (i) TRUST AGREEMENT. "Trust Agreement" shall mean the Monsanto Defined Contribution and Employee Stock Ownership Trust Agreement, as may be amended from time to time.

     (j)  TRUSTEE. "Trustee" shall mean the trustee of the Trust Agreement.

     (k) UNALLOCATED DIVIDENDS. "Unallocated Dividends" shall mean cash dividends paid on common stock of the Company acquired with the proceeds of an ESOP Loan (or acquired on or after the Spinoff Date (i) as a spinoff dividend on, or (ii) pursuant to the sale or exchange described in Section 19.8(d) of, shares of common stock of Pharmacia that were acquired by the Pharmacia Plan with the proceeds of an ESOP loan and transferred to this Plan as of the Effective Date) other than Allocated Dividends.

19.4 ESOP LOAN.

     (a) AUTHORITY. The Fund Committee (or an Independent Fiduciary appointed for this purpose) may direct the Trustee to obtain an ESOP Loan or Loans to finance the acquisition of Financed Shares or to repay an existing ESOP Loan, or to assume or refinance an ESOP loan made to the ESOP component of the Pharmacia Plan. The term "ESOP LOAN" means a loan made to the ESOP, including a direct loan of cash, a purchase money transaction, or an assumption of an obligation of the ESOP. An ESOP Loan may be made by a Disqualified Person or may be secured by a guarantee of a Disqualified Person. "Guarantee" includes an unsecured guarantee and the use of the assets of a Disqualified Person as collateral for an ESOP Loan.

     (b) CONDITIONS OF LOANS. An ESOP Loan must be primarily for the benefit of the participants and their beneficiaries. The terms of an ESOP Loan, whether or not between independent parties, must, at the time the ESOP Loan is made, be at least as favorable to the ESOP as the terms of a comparable loan resulting from arm's length negotiations between independent parties. At the time an ESOP Loan is made, the interest rate for the ESOP Loan must not be in excess of a reasonable rate of interest, taking into account the amount and duration of the ESOP Loan, the security and guarantee (if any) involved, and the interest rate prevailing for comparable loans. The term of an ESOP Loan must be definitely ascertainable.

     (c) USE OF LOAN PROCEEDS. The proceeds of an ESOP Loan must be used within a reasonable time after their receipt by the ESOP and may be used only for one or more of the following purposes:

          (i)  to acquire common stock of the Company,

          (ii) to repay such ESOP Loan, or

          (iii)to repay a prior  ESOP Loan  (including  an ESOP loan made to the
               ESOP   component  of  the  Pharmacia  Plan  that  is  assumed  or refinanced by the ESOP component of this Plan).

          Pursuant to terms of the Trust Agreement, the Trustee shall purchase any shares of common stock of the Company required for the ESOP, or cause such shares to be purchased, in the open market, by private purchase from the Company or any of its Subsidiaries or Affiliates, or by other private transactions.

     (d) ESOP SUSPENSE ACCOUNT. All assets acquired by the ESOP with the proceeds of an ESOP Loan shall be added to and maintained in the ESOP Suspense Account. Assets shall be withdrawn from the ESOP Suspense Account pursuant to the provisions of Section 19.6 as though all securities in the ESOP Suspense Account were encumbered.

     (e) LIABILITY AND COLLATERAL FOR LOAN. An ESOP Loan must be without recourse against the ESOP. The only assets of the ESOP which may be used as collateral on an ESOP Loan are common stock of the Company acquired with the proceeds of the ESOP Loan and common stock of the Company that was used as collateral on a prior ESOP Loan (including common stock of the Company that was received on or after the Spinoff Date (i) as a spinoff dividend on, or (ii) pursuant to the sale or exchange described in Section 19.8(d) of, common stock of Pharmacia that was acquired with the proceeds of an ESOP loan made to the ESOP component of the Pharmacia Plan that is assumed or refinanced by the ESOP component of this Plan) repaid with the proceeds of the current ESOP Loan.

          Except as permitted pursuant to Section 404(k) of the Code, no person entitled to payment under an ESOP Loan shall have any right to assets of the Plan other than:

          (i)  any collateral given for the ESOP Loan,

          (ii) Employer Contributions that are made to the ESOP and designated to be used to meet its obligations under the ESOP Loan, and

          (iii)earnings attributable to such collateral and the investment of such Employer Contributions.

19.5 REPAYMENT OF LOAN; ESOP PAYMENT ACCOUNT.

     (a) PAYMENTS GENERALLY. If an ESOP Loan is undertaken, the Trustee shall cause the ESOP to repay the lender as payments on the ESOP Loan are required pursuant to the terms of the ESOP Loan agreement. Payments shall be made from the ESOP Payment Account. Except as otherwise provided herein, the ESOP Payment Account shall hold an amount equal to:

          (i)  the sum of:

               (A) Employer Contributions (other than contributions of Employer Securities) made during or prior to the then current Plan Year that are designated to be made to the Trust to enable the Trust to meet its obligations under the ESOP Loan; plus,

               (B) earnings received during or prior to the then current Plan Year on such contributions and on any Financed Shares (including Allocated and Unallocated Dividends); plus,

               (C)  any other assets lawfully available for this purpose;

          (ii) minus, such payments previously made in the then current and all prior Plan Years.

          Allocated Dividends that are not used by the end of the Plan Year in which received under subparagraph (i)(B) above to make payments on the ESOP Loan shall be allocated to participants' Accounts.

          Notwithstanding the foregoing, such Allocated Dividends may be used within a reasonable time after the close of the Plan Year to make payments on the ESOP Loan, PROVIDED the participants' Accounts are then credited with the required amounts under Section 19.6(b)(i).

     (b) DEFAULT PROVISION. If, at the time a loan payment is required there is a default, and as a result of the default, there are insufficient assets in the ESOP Payment Account to make the required payment, and under the terms of the ESOP Loan, the shares of common stock of the Company held in the ESOP Suspense Account are pledged as collateral, the Trustee may transfer shares in the ESOP Suspense Account to the ESOP Payment Account that are sufficient, when added to the other assets in the ESOP Payment Account, to make the required loan payment. This provision shall be interpreted consistent with Treasury Regulation Section 54.4975-7(b)(6).

     (c) SALE OF EMPLOYER STOCK IN THE SUSPENSE ACCOUNT. If, in circumstances permitted under Section 4975 of the Code or ERISA, common stock of the Company held in the ESOP Suspense Account is sold and is not reinvested within 120 days in Employer Securities, the proceeds from such sale shall be transferred to the ESOP Payment Account and shall be used to satisfy any outstanding obligations under the ESOP Loan (by repayment, defeasance or other means). Notwithstanding anything herein to the contrary, no proceeds attributable to a sale of Financed Shares held by the ESOP Suspense Account shall be released for allocation to a participant's Employer Accounts until all outstanding ESOP Loans have been repaid.

     (d) EXCESS IN SUSPENSE ACCOUNT. If, at any time after all outstanding ESOP Loans have been retired, assets remain in the ESOP Suspense Account, such assets shall be transferred to an ESOP Interim Account.

     (e) REFINANCING. If, while one or more ESOP Loans is outstanding, a subsequent ESOP Loan is undertaken to refinance such earlier loan(s), the proceeds of the subsequent ESOP Loan may be transferred from the ESOP Suspense Account to the ESOP Payment Account to the extent such transferred amounts do not exceed the outstanding balance on the earlier ESOP Loan(s), and such amount shall be used to retire the prior ESOP Loan(s). Refinancing of the earlier ESOP Loan(s) shall not cause a release of shares from the ESOP Suspense Account under Section
          19.6 below.

     (f) INVESTMENT OF ASSETS HELD IN ESOP PAYMENT ACCOUNT. Assets held in the ESOP Payment Account shall be invested in a manner that is consistent with the provisions of the Trust Agreement.

19.6 RELEASE FROM SUSPENSE ACCOUNT AND ALLOCATION AMONG PARTICIPANTS' ACCOUNTS.

     (a) ANNUAL RELEASE FROM SUSPENSE ACCOUNT. With respect to any Plan Year for which one or more payments are made on an ESOP Loan pursuant to
          Section 19.5(a) (other than by reason of Section 19.5(e)), including any payment on an ESOP Loan that is made following the close of such Plan Year (but on or before the time prescribed by law for filing the Employer's federal income tax return for that year, including extensions thereof) and is designated as being made with respect to such Plan Year, shares of common stock of the Company shall be released from the ESOP Suspense Account in accordance with the General Rule or the Special Rule, as determined with respect to each ESOP Loan by the Fund Committee at the time the ESOP Loan is taken out. If the Fund Committee does not specify which rule is to be used, the General Rule shall be used.

          (i) GENERAL RULE. Under the General Rule, the number of shares released for the Plan Year is equal to the number of shares held in the ESOP Suspense Account immediately before the payment(s) multiplied by a fraction, the numerator of which is equal to the total amount of loan payments made with respect to such Plan Year and the denominator of which is equal to the sum of the numerator and the principal and interest expected to be paid in all future Plan Years. If the collateral includes more than one class of stock of the Company, the number of shares of each class to be released for a Plan Year shall be determined by applying the same fraction to each class. If, pursuant to the terms of an ESOP Loan, loan payments are to be made other than annually, the formulae set forth above shall be adjusted in a manner consistent with the General Rule so as to take into account the frequency and timing of the loan payments and the other terms and conditions of the ESOP Loan.

          (ii) SPECIAL RULE. The Special Rule is based solely on principal payments as follows:

               The number of shares released from the ESOP Suspense Account for the Plan Year shall equal the total number of such shares held in the ESOP Suspense Account immediately prior to the release, multiplied by a fraction:

               (A) the numerator of the fraction is the amount of principal paid for the Plan Year; and

               (B) the denominator of the fraction is the sum of the numerator plus the principal to be paid for all future Plan Years.

               The Fund Committee may apply the Special Rule only if the ESOP Loan provides for annual payments of principal and interest at a cumulative rate which is not less rapid at any time than level annual payments of such amounts for ten years, and only if the interest included in any payment is disregarded to the extent that it would be determined to be interest under standard loan amortization tables. The Special Rule shall not be applicable from the time that, by reason of a renewal, extension or refinancing, the sum of the expired duration of the ESOP Loan, the renewal period, the extension period and the duration of a new ESOP Loan exceeds ten years.

          (iii)In determining the number of shares to be released for any Plan Year under either the General Rule or the Special Rule:

               (A) the number of future years under the ESOP Loan must be definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods; and

               (B) if the ESOP Loan provides for a variable interest rate, the interest to be paid for all future Plan Years must be computed by using the interest rate applicable as of the end of the Plan Year for which the determination is being made.

     (b)  ALLOCATION OF RELEASED SHARES.

          Financed Shares shall be allocated to the Employer Accounts of participants as follows:

          (i) DIVIDEND REPLACEMENT ALLOCATION. If Allocated Dividends are used to make payments on an ESOP Loan, released common stock of the Company (and, if applicable, additional shares of common stock of the Company contributed by the Company or purchased by the Trustee using cash contributions) having a fair market value equal to the amount of the Allocated Dividends used in making such payments on the ESOP Loan shall be allocated to the Employer Matching Accounts of participants in proportion to the shares of common stock of the Company credited to each account with respect to which Allocated Dividends have been paid. Notwithstanding anything herein to the contrary, if Allocated Dividends are used to repay an ESOP Loan, the Accounts which are affected shall be put in the same position as a result of this section as if such dividends had been immediately used to acquire common stock of the Company.

          (ii) EMPLOYER CONTRIBUTIONS WITH RESPECT TO FINANCED SHARES After the application of subparagraph (i) above, remaining released shares of common stock of the Company shall be allocated among participants' Employer Accounts in the same manner and amounts as if they were (A) Employer Matching Contributions (described in
               Section 6) or (B) Vacation Contributions. Employer Matching Contribution allocations under this subparagraph (ii) shall take precedence over Section 6, and allocations hereunder shall reduce, dollar for dollar, the amount of Employer Contributions required in Section 6.

          (iii) ESOP Interim Account.

               (A)  RELEASE   IN  EXCESS  OF  (B)(i)  AND   (B)(ii)   ALLOCATION
                    REQUIREMENTS. If, at any time during the Plan Year, the value of shares released from the Suspense Account exceeds the amount of the dividend replacement allocation described in subparagraph (b)(i) above and the amount in subparagraph
                    (b)(ii) above, such excess shares shall be placed in the ESOP Interim Account.

               (B) RELEASE INSUFFICIENT TO COVER (B)(I) AND (B)(II) ALLOCATION REQUIREMENTS. If the value of shares released is less than the amount required under subparagraphs (b)(i) and (b)(ii), amounts shall be removed from the ESOP Interim Account, to the extent available, to satisfy the (b)(i) and (b)(ii) requirements. Effective January 1, 1992, if the assets in the ESOP Interim Account are insufficient when added to the value of shares released to satisfy the dividend replacement allocation of (b)(i) or the contribution requirement of
                    (b)(ii), the necessary number of shares of common stock of the Company may be released from the ESOP Suspense Account and added to the ESOP Interim Account; PROVIDED, HOWEVER, the cumulative number of shares released shall not exceed the number that would otherwise be released by the payment of the remaining ESOP Loan payments projected to be made during the remainder of the Plan Year, and the shares that are released from the ESOP Suspense Account in this manner shall be credited toward the number of shares that must be released pursuant to this section once the ESOP Loan payments for the remainder of the Plan Year are actually made. In the alternative or as a supplement, the Fund Committee may direct that the Employer(s) contribute an amount sufficient to cover the shortfall or an amount sufficient to make a loan payment that will cause the release of sufficient shares to cover the shortfall.

               (C) EXCESS REMAINING IN ESOP INTERIM ACCOUNT. If, as of the last day of the Plan Year after the allocation of all amounts described in subparagraphs (b)(i) and (b)(ii), there remains assets in the ESOP Interim Account, such assets shall be allocated among the Employer Matching Accounts of participants who are employed by an Employer on the last day of such Plan Year in the same proportion as the amount of Employer Matching Contributions described in Section
                    6.1(a)(i) for each such participant for the Plan Year (including, with respect to the Plan Year ending December 31, 2001, employer matching contributions described in section 6.1(a)(i) of the Pharmacia Plan for the period commencing on January 1, 2001 and ending on the Effective
                    Date) bears to the total amount of Employer Matching Contributions described in Section 6.1(a)(i) for all such participants for the Plan Year (including, with respect to the Plan Year ending December 31, 2001, employer matching contributions described in section 6.1(a)(i) of the Pharmacia Plan for the period commencing on January 1, 2001 and ending on the Effective Date).

19.7 PROCEEDS OF ESOP LOANS. The proceeds of each ESOP Loan shall be placed in the ESOP Suspense Account and, as soon as practicable, shall be either invested in common stock of the Company or used to repay an ESOP Loan. No common stock of the Company acquired with the proceeds of an ESOP Loan may be subject to a put, call, or other option, or buy-sell, except for the put option described in Section 19.10 below, or similar arrangement while held by and when distributed from the Plan, whether or not the Plan is then an ESOP within the meaning of Section 4975(e)(7) of the Code.

19.8 ACQUISITION AND DISPOSITION OF COMMON STOCK OF THE COMPANY.

     (a) GENERAL. Any purchase of common stock of the Company by the Trustee shall be made at a price which is not in excess of its fair market value and any sale of common stock of the Company shall be made at a price which is not less than its fair market value. The Fund Committee may direct the Trustee to buy from, or sell common stock of the Company to, any person, subject to paragraph (b) below.

     (b) TRANSACTION WITH DISQUALIFIED PERSON. In the case of any transaction involving the transfer of common stock of the Company between the Trustee and a Disqualified Person, or any transaction involving common stock of the Company which is subject to ERISA Section 406(b), no commission shall be charged with respect to the transaction and the transaction shall be for adequate consideration (within the meaning of ERISA Section 3(18)).

     (c) EXPENSES. No expense relating to the implementation of an ESOP shall be charged to the Plan.

     (d) SALE OR EXCHANGE OF COMMON STOCK OF PHARMACIA FOLLOWING SPINOFF. Upon the direction of an Independent Fiduciary appointed for this purpose, all of the shares of common stock of Pharmacia held in the ESOP Suspense Account and the ESOP Interim Account shall, as soon as possible following the Spinoff Date as is consistent with prudent investment standards as determined by such Independent Fiduciary, be sold (or exchanged for shares of common stock of the Company) and the proceeds of such shares shall be applied to the purchase of shares of common stock of the Company which shall be held in the ESOP Suspense Account or ESOP Interim Account until allocated among participants' Employer Accounts in accordance with this Section 19.

19.9 EMPLOYER CONTRIBUTIONS TO RETIRE DEBT. The Company shall make (or cause the other Employers to make) cash contributions to the Trust on or prior to the date on which a payment with respect to any outstanding ESOP Loan is scheduled to become due. The amount of such contribution(s) shall be sufficient, when added to earnings received on such contributions and earnings (including Allocated and/or Unallocated Dividends) on Financed Shares, together with any other assets of the Trust lawfully available for this purpose, to timely make such payments. Unless the Company shall itself make payments to satisfy the Trust's payment obligations directly to whomever shall be entitled to such payments, the Company also agrees to make (or cause the other Employers to make) such additional cash contributions to the Trust as may be necessary to enable the Trust to timely satisfy its other payment obligations thereunder, except to the extent inconsistent with the requirements of ERISA or the Code.

     Except as provided in Section 19.5(c), if the payments on an ESOP Loan may be accelerated at the election of the borrower, the Fund Committee shall have sole discretion to direct the Trustee to accelerate repayment of an ESOP Loan.

19.10 PUT OPTION. If at the time of distribution, common stock of the Company distributed from the ESOP is not readily tradable on an established market (within the meaning of Section 409(h) of the Code), such stock shall be subject to a put option in the hands of a Qualified Holder by which such Qualified Holder may sell all or any part of the stock distributed to him from the ESOP to the Company. The put option shall be subject to the following conditions:

     (a) QUALIFIED HOLDER. The term "Qualified Holder" shall mean the participant or beneficiary receiving the distribution of such stock, or any other party to whom such stock is transferred by gift or by reason of death.

     (b) INITIAL TERM. During the 60-day period following any distribution of such stock, a Qualified Holder shall have the right to require the Company to purchase all or a portion of the distributed stock held by the Qualified Holder. The purchase price to be paid for any such stock shall be its fair market value determined (i) as of the Accounting Date coinciding with or next preceding the exercise of the put option under this paragraph (b) or (ii) in the case of a transaction between the Plan and a Disqualified Person or a "party in interest" (within the meaning of Section 3(14) of ERISA), as of the date of the transaction.

     (c) SUBSEQUENT TERM. If a Qualified Holder shall fail to exercise his put option right under Section 19.10(b), the option right shall temporarily lapse upon the expiration of the 60-day period. As soon as practicable following the last day of the Plan Year in which the
          60-day option period expires, the Company shall notify the non-electing Qualified Holder (if he is then a shareholder of record) of the valuation of the stock as of that date. During the 60-day period following receipt of such valuation notice, the Qualified Holder shall again have the right to require the Company to purchase all or any portion of the distributed stock. The purchase price to be paid therefor shall be its fair market value determined (i) as of the Accounting Date coinciding with or next preceding the exercise of the put option under this paragraph (c) or (ii) in the case of a transaction between the Plan and a Disqualified Person or a "party in interest" (within the meaning of Section 3(14) of ERISA), as of the date of the transaction.

     (d) TRUSTEE'S PURCHASE RIGHTS. The Trustee may be permitted, but not required, by the Company to purchase such stock put to the Company under a put option.

     (e) EXCEPTION TO TERM LIMITS. The period during which the put option is exercisable does not include any time when a Qualified Holder is unable to exercise it because the Company is prohibited from honoring it by applicable federal or state laws.

     (f) EFFECT OF CODE AND REGULATIONS. Except as otherwise required or permitted by the Code, the put options under this Section shall satisfy the requirements of Section 54.4975-7(b) of the Treasury Regulations to the extent, if any, that such requirements apply to such put options. Nothing in this Section 19.10 shall be interpreted as providing a Qualified Holder with rights greater than those required under the Code and applicable Treasury Regulations.

     (g) EXERCISE. A Qualified Holder must exercise his put option in writing to the Company. If a Qualified Holder exercises his put option under this Section, payment for the stock repurchased shall be made, in the case of a distribution of a participant's entire account within one taxable year, in substantially equal annual payments over a period beginning not later than 30 days after the exercise of the put option and not exceeding five years (provided that adequate security and reasonable interest are provided with respect to unpaid amounts) or, in the case of other distributions, not later than 30 days after such exercise.

     (h) SURVIVAL OF PUT OPTION RIGHT. To the extent required under the Code and applicable Treasury Regulations, the provisions of this Section shall continue to apply to shares of common stock, whether or not the Plan is then an ESOP within the meaning of Section 4975(e)(7) of the Code.

19.11 VALUATION. All valuations of common stock of the Company which are not readily tradable on an established securities market shall be made by an independent appraiser meeting requirements similar to the requirements of the regulations prescribed under Section 170(a)(1) of the Code.

19.12 FORFEITURE RULE. If a participant forfeits some portion of his ESOP benefits (allocated pursuant to the provisions of this Section), and if any of the benefits attributable to his ESOP benefits consists of assets other than common stock of the Company ("OTHER ASSETS"), such forfeiture shall apply first to Other Assets, and, thereafter, to common stock of the Company.

19.13 DIVIDENDS PAID ON COMMON STOCK OF THE COMPANY OTHER THAN FINANCED SHARES. The dividends paid on the common stock of the Company other than Financed Shares held by the ESOP shall be invested by the Trustee.

19.14 CHANGES IN ALLOCATION AND FORFEITURE FORMULAE. To the extent necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, the formulae for the release of Financed Shares from the ESOP Suspense Account set forth in Section 19.6 above and the formulae for the allocation of forfeitures set forth in Section 6 above may not be amended more than once every six months, other than to comport with changes in or requirements of the Code, ERISA or the rules thereunder.

19.15 STATUS OF DELEGATES. The Fund Committee, as a Named Fiduciary, may delegate its authority, duties and responsibilities to other persons, including the Company and its officers, employees or agents. Such a delegation shall be in writing and specify the identity of the delegate and the responsibilities delegated to such person. When the Fund Committee makes such a delegation designating the delegate as a Named Fiduciary and pursuant to the delegation, the delegate issues instructions to the Trustee concerning the administration and operation of the ESOP, the delegate shall also constitute a Named Fiduciary.

                                   SECTION 20
                                  DEFINITIONS
                                  -----------

20.1 ACCOUNTING DATE. See Section 1.6.

20.2 ACCOUNTS. "Accounts" shall mean the accounts maintained on behalf of each participant including Participant Accounts (described in Section 8.1) and Employer Accounts (described in Section 8.2).

20.3 AFFILIATE. "Affiliate" shall mean:

     (a) a corporation that is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) that includes an Employer;

     (b) a trade or business (whether or not incorporated) that is under common control (within the meaning of Section 414(c) of the Code) with an Employer;

     (c) an organization (whether or not incorporated) that is a member of an affiliated service group (within the meaning of Section 414(m) of the Code) that includes an Employer; or

     (d) any other entity required to be aggregated with an Employer pursuant to regulations issued under Section 414(o) of the Code.

20.4 AFTER-TAX ACCOUNTS. "After-Tax Accounts" shall mean, with respect to each participant, such participant's Matched After-Tax Account and Supplemental After-Tax Account.

20.5 AFTER-TAX CONTRIBUTIONS. See Section 5.1.

20.6 ALLOCATED DIVIDENDS. See Section 19.3(a).

20.7 ANNUAL ADDITIONS. See Section 7.3(a).

20.8 BEFORE-TAX ACCOUNTS. "Before-Tax Accounts" shall mean, with respect to each participant, such participant's Matched Before-Tax Account and Supplemental Before-Tax Account.

20.9 BEFORE-TAX CONTRIBUTIONS. See Section 4.1.

20.10 BREAK IN SERVICE. "Break in Service" shall mean with respect to any employee the sum of (a) any Break in Service under the Pharmacia Plan, NutraSweet CAP and Searle CAP as of December 31, 1996, and (b) the period of time commencing on the later of January 1, 1997 or the first day of the month following the participant's Separation Date and ending on the first day of the month containing the participant's Reemployment Commencement Date.

     Prior to 1997, a one-year "Break in Service" means a Plan Year in which an employee completes not more than 500 Hours of Service, except where such Plan Year is the year in which the employee either:

     (a) First commenced employment with an Employer and continuously accrued Hours of Service from the date of hire to the end of such Plan Year; or

     (b) Terminated all further employment with the Employers following an unbroken, continuous accrual of Hours of Service from January 1 of such Plan Year to the date of such termination; provided, however, that this paragraph (ii) shall not be applicable for purposes of
          Section 10.3.

     Effective for absences which commence on or after January 1, 1985, solely for the purpose of determining whether any one year Break in Service has occurred, Hours of Service will be credited pursuant to the normal method of crediting Hours of Service under this Plan not to exceed 501 Hours of Service due to any period of absence from employment due to a Maternity or Paternity Absence. The Hours of Service to be credited under this paragraph shall only be credited in the Plan Year in which such absence begins, if a participant would be prevented from incurring a one year Break in Service solely because the period of absence is treated as Hours of Service or, in any other case, in the immediately following Plan Year. No credit for such enumerated absences shall be given pursuant to this paragraph unless the participant furnishes to the Plan Committee such timely information as the Committee may reasonably require to establish reason for, and the length of, the absence.

20.11 CHANGE OF CONTROL. "Change of Control" shall mean:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (I) the then outstanding shares of common stock of the Company (the "OUTSTANDING COMPANY COMMON STOCK") or (II) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING VOTING SECURITIES"); PROVIDED, HOWEVER, that, for purposes of this subsection, the following acquisitions shall not constitute a Change of Control: (I) any acquisition directly from the Company, (II) any acquisition by the Company or a Subsidiary, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary or (IV) any acquisition by any corporation pursuant to a transaction which complies with clauses (I), (II) and (III) of Section 20.11(c); or

     (b) Individuals who, as of the Spinoff Date, constitute the Board of Directors of the Company (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board of Directors of the Company; PROVIDED, HOWEVER, that any individual becoming a director subsequent to the Spinoff Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

     (c) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another corporation (a "BUSINESS COMBINATION"), in each case, unless, following such Business Combination, (I) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Voting Securities, as the case may be, (II) no Person (excluding the Company, a Subsidiary, any corporation resulting from such Business Combination or any employee benefit plan (or related trust) thereof) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of such corporation, except to the extent that such ownership existed prior to the Business Combination and (III) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the board, providing for such Business Combination; or

     (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

20.12 CHEMICAL STOCK FUND. See Section 9.2(h).

20.13 CODE. The Internal Revenue Code of 1986, as amended from time to time, or any comparable section or sections of future legislation that amends, supplements, or supersedes any applicable provision of said Internal Revenue Code or any applicable regulations or court decisions thereunder.

20.14 COMPANY. "Company" shall mean Monsanto Company, a Delaware corporation which was incorporated on February 9, 2000 under the name Monsanto Ag Company and which changed its name to Monsanto Company on March 31, 2000.

20.15 COMPANY STOCK FUND. See Section 9.2(b).

20.16 COMPENSATION. See Sections 7.3(d) and 18.7.

20.17 CONTRIBUTION PERCENTAGE. See Section 7.3(e).

20.18 CONTRIBUTION PERCENTAGE AMOUNTS. See Section 7.3(f).

20.19 DEFINED CONTRIBUTION PLANS. See Section 7.3(c).

20.20 DIRECT ROLLOVER ACCOUNT. See Section 8.1(e).

20.21 DIRECT ROLLOVER CONTRIBUTIONS. See Section 3.5.

20.22 DISABILITY. See Section 20.23.

20.23 DISABLED. An employee shall be considered to be "Disabled" or to have incurred "Disability" for purposes of this Plan if he has been deemed, under the terms of the applicable disability income plan maintained by his Employer at the time the participant ceases to perform services as an active Employee, to be totally and permanently disabled or to be disabled for any occupation, as the case may be.

20.24 DISCRETIONARY MATCHED CONTRIBUTIONS. See Section 6.1(a)(ii).

20.25 DISQUALIFIED PERSON. See Section 19.3(b).

20.26 DIVERSIFICATION ELECTION. See Section 9.5(b).

20.27 EFFECTIVE DATE. See Section 1.5.

20.28 ELIGIBLE EARNINGS. See Section 4.5.

20.29 EMPLOYEE STOCK ACCOUNT. See Section 8.3.

20.30 EMPLOYER. "Employer" shall mean the Company and each Affiliate or Subsidiary which, with the consent of the Company, adopts the Plan in accordance with the provisions of Section 14.2.

20.31 EMPLOYER ACCOUNTS. "Employer Accounts" shall mean, with respect to each participant, such participant's Employer Matching Account and Vacation Account.

20.32 EMPLOYER CONTRIBUTIONS.   "Employer  Contributions"  shall  mean  Employer
     Matching Contributions and Vacation Contributions, including, to the extent provided in Section 6.3, correcting contributions.

20.33 EMPLOYER MATCHING ACCOUNT. See Section 8.2(a).

20.34 EMPLOYER MATCHING CONTRIBUTIONS. See Section 6.1.

20.35 EMPLOYER SECURITIES. See Section 19.3(h).

20.36 EMPLOYMENT COMMENCEMENT DATE. The term "Employment Commencement Date" shall mean the later of January 1, 1997 or the date the employee is first credited with an Hour of Service.

20.37 ERISA. Public Law 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time, or any comparable section or sections of future legislation that amends, supplements, or supersedes any applicable provisions of ERISA or any other applicable regulations or court decisions thereunder.

20.38 ESOP. "ESOP" shall mean the Employee Stock Ownership Plan component of the Plan, the provisions of which are set forth in Section 19.

20.39 ESOP INTERIM ACCOUNT. See Section 19.3(d).

20.40 ESOP LOAN. See Section 19.3(e).

20.41 ESOP PAYMENT ACCOUNT. See Section 19.3(f).

20.42 ESOP SUSPENSE ACCOUNT. See Section 19.3(g).

20.43 EXCESS AGGREGATE CONTRIBUTIONS. See Section 7.3(g).

20.44 EXCESS BEFORE-TAX CONTRIBUTIONS. See Section 7.3(h).

20.45 EXTENDED GROUP. See Section 7.3(b).

20.46 FINANCED SHARES. See Section 19.3(h).

20.47 FISCAL YEAR. "Fiscal Year" shall mean, as applied to any Employer, the taxable year of that Employer for federal income tax purposes.

20.48 FIVE-YEAR BREAK IN SERVICE. "Five Year Break in Service" shall mean five or more consecutive one year Breaks in Service.

20.49 FORFEITURES. See Section 10.3(a).

20.50 FORMER PHARMACIA PARTICIPANT. See Section 2.1.

20.51 FUND COMMITTEE. "Fund Committee" shall mean the Pension and Savings Funds Investment Committee appointed by the Company, having the power and authority described in Section 1.4 and in the Trust Agreement.

20.52 HIGHLY COMPENSATED EMPLOYEE. See Section 7.3(i).

20.53 HOUR OF SERVICE. See Section 2.2(c).

20.54 INCENTIVE PAY. See Section 4.5.

20.55 INDEPENDENT FIDUCIARY. See Section 1.4.

20.56 INSURANCE COMPANY. "Insurance Company" shall mean one or more insurance companies selected by the Fund Committee to issue contracts for the investment of Trust Fund assets.

20.57 INVESTMENT FUNDS. See Section 9.2.

20.58 INVESTMENT MANAGER. "Investment Manager" shall mean one or more investment managers selected by the Fund Committee to manage the investment of Trust Fund assets.

20.59 LAYOFF. "Layoff" shall mean layoff of the participant from employment with an Employer.

20.60 LEASED EMPLOYEE. "Leased Employee" shall mean any leased employee as defined in Section 414(n)(2) of the Code.

20.61 LOAN ACCOUNTS. See Section 9.3.

20.62 LOAN FUND. See Section 9.3.

20.63 LOAN PROCEDURES. See Section 12.1.

20.64 MATCHED AFTER-TAX ACCOUNT. See Section 8.1(c).

20.65 MATCHED AFTER-TAX CONTRIBUTIONS. See Section 5.2.

20.66 MATCHED BEFORE-TAX ACCOUNT. See Section 8.1(a).

20.67 MATCHED BEFORE-TAX CONTRIBUTIONS. See Section 4.2.

20.68 MATERNITY OR PATERNITY ABSENCE. "Maternity or Paternity Absence" shall mean any absence due to pregnancy of the individual; birth of a child of the individual; placement of a child with the individual in connection with the adoption of such child by such individual; or caring for such child for a period beginning immediately following such birth or placement.

20.69 NORMAL RETIREMENT AGE. The term "Normal Retirement Age" shall mean age 65.

20.70 NUTRASWEET CAP. See Section 1.1.

20.71 PARTICIPANT ACCOUNTS. "Participant Accounts" shall mean, with respect to each participant, such participant's Matched Before-Tax Account, Supplemental Before-Tax Account, Matched After-Tax Account, Supplemental After-Tax Account and Direct Rollover Account.

20.72 PHARMACIA. "Pharmacia" shall mean Pharmacia Corporation, a Delaware corporation (prior to March 31, 2000 known as Monsanto Company).

20.73 PHARMACIA STOCK FUND. See Section 9.2(i).

20.74 PLAN. "Plan" shall mean the Monsanto Savings and Investment Plan, as set forth herein and as from time to time amended.

20.75 PLAN COMMITTEE. "Plan Committee" shall mean the Employee Benefits Plans Committee appointed pursuant to Section 13.

20.76 PLAN YEAR. "Plan Year" shall mean the calendar year; provided, however, for fiscal reporting purposes, the first Plan Year of the Plan shall be the short Plan Year commencing on June 11, 2001 and ending December 31, 2001.

20.77 PREDECESSOR COMPANY. See Section 2.2(g).

20.78 PRE-MIXED PORTFOLIO. The term "Pre-Mixed Portfolio" means an investment portfolio under the Plan that (a) is invested in established proportions of the Investment Funds (other than the Company Stock Fund), (b) has been approved by the Funds Committee and (c) is offered as an investment alternative under the Plan. Each Pre-Mixed Portfolio shall be rebalanced periodically to maintain the established proportional investments in the respective Investment Funds (other than the Company Stock Fund).

20.79 QDRO. See Section 8.11.

20.80 QUALIFIED MATCHING CONTRIBUTIONS. See Section 7.3(j).

20.81 QUALIFIED NON-ELECTIVE CONTRIBUTIONS. See Section 7.3(k).

20.82 REEMPLOYMENT COMMENCEMENT DATE. The term "Reemployment Commencement Date" shall mean the first day following a Break in Service on which the participant is credited with an Hour of Service.

20.83 REGULAR ACCOUNTING DATE. See Section 1.6.

20.84 REQUIRED BEGINNING DATE. See Section 10.4(c).

20.85 RESTATEMENT DATE. See Section 1.5.

20.86 SEARLE CAP. See Section 1.1.

20.87 SEPARATION DATE. An employee's "Separation Date" shall be the earlier of the following to occur after December 31, 1996:

     (a) the date the employee retires, dies or terminates employment with all Employers, Affiliates and Subsidiaries;

     (b) the second anniversary of the first day of the employee's Maternity or Paternity Absence; or

     (c) the first anniversary of the first day of the employee's absence for any other reason.

     The period between the first and second anniversary of the first day of an employee's Maternity or Paternity Absence shall not be counted for purposes of determining an employee's Years of Service or his Breaks in Service.

20.88 SPECIAL ACCOUNTING DATE. See Section 1.6.

20.89 SPINOFF DATE. See Section 1.1.

20.90 STANDARD WORK WEEK AND YEAR. With respect to any regular, full-time employee covered under the Plan, his "Standard Work Week" shall mean 40 Hours of Service and the "Standard Work Year" shall mean 2,080 Hours of Service. With respect to employees who are not regular, full-time employees, the "Standard Work Week" shall mean the average number of hours which are regularly scheduled to be worked each week by the employee, and the "Standard Work Year" for such employees shall mean the number of hours in the employee's Standard Work Week multiplied by 52.

20.91 SUBSIDIARY. A "Subsidiary" is any subsidiary or affiliate of the Company, 50 percent of the stock of which is controlled by the Company by application of the attribution rules of Sections 414(b) and 1563(a) of the Code.

20.92 SUPPLEMENTAL AFTER-TAX ACCOUNT. See Section 8.1(d).

20.93 SUPPLEMENTAL AFTER-TAX CONTRIBUTIONS. See Section 5.3.

20.94 SUPPLEMENTAL BEFORE-TAX ACCOUNT. See Section 8.1(b).

20.95 SUPPLEMENTAL BEFORE-TAX CONTRIBUTIONS. See Section 4.3.

20.96 TRUST AGREEMENT. "Trust Agreement" shall mean one or more trust agreements setting forth the duties of the Trustee.

20.97 TRUST FUND. "Trust Fund" shall mean all assets of the Plan which are held by the Trustee in accordance with the Plan and the Trust Agreement.

20.98 TRUSTEE. "Trustee" means one or more corporate trustees appointed by the Fund Committee to execute the duties of trustee set forth in the Trust Agreement.

20.99 UNALLOCATED DIVIDENDS. See Section 19.3(k).

20.100 VACATION ACCOUNT. See Section 8.2(b).

20.101 VACATION CONTRIBUTIONS. See Section 6.2.

20.102 VESTING PERCENTAGE. See Section 10.2.

20.103 YEAR OF SERVICE. See Section 2.2(a) and (b).

                                 SUPPLEMENT 1 TO
                                     TO THE
                      MONSANTO SAVINGS AND INVESTMENT PLAN
                       FOR 1979 SUPPLEMENTAL PARTICIPANTS

A. SUPPLEMENTAL PARTICIPANT. Effective as of September 30, 1979 (the "TRANSFER DATE"), any participant in the Pharmacia Plan and any employee of an affiliate or subsidiary of Pharmacia who had his contributions and interest thereon transferred from the Variable and Extended Benefit portions of the Monsanto Company Salaried Employees' Pension Plan (1976) ("PENSION PLAN") to the Pharmacia Plan became a "SUPPLEMENTAL PARTICIPANT" under the Pharmacia Corporation Savings and Investment Plan for 1979 Supplemental Participants. Effective as of the Effective Date, each participant in the Plan who had been deemed a Supplemental Participant under Supplement 1 to the Pharmacia Plan on the day immediately preceding the Effective Date shall be deemed a "Supplemental Participant" hereunder. Unless otherwise expressly qualified by the context of this supplement, terms used in this Supplement shall have the same meaning given to those terms in the Plan.

B. SUPPLEMENTAL SAVINGS ACCOUNTS II. In addition to any other Accounts maintained under the Pharmacia Plan on his behalf, each Supplemental Participant under the Pharmacia Plan had established under the Pharmacia Plan a Supplemental Savings Account II to receive and hold his contributions and interest thereon which were transferred to the Pharmacia Plan from the Variable Benefit and/or Extended Benefit portion of the Pension Plan, if any. The assets and liabilities attributable to the Supplemental Savings Account II of any Supplemental Participant under the Pharmacia Plan who is deemed a Supplemental Participant hereunder were transferred to the Plan effective July 1, 2001.

     The Plan Committee shall maintain a Supplemental Savings Account II as well as the income, losses, appreciation and depreciation attributable thereto in the same manner as is provided under Section 8.1 of the Plan for each Supplemental Participant under this Supplement 1. No additional funds may be deposited by the employee in his Supplemental Savings Account II.

C. INVESTMENT OF SUPPLEMENTAL SAVINGS ACCOUNT II. Changes in the investment of the funds in the Supplemental Savings Account II shall be made pursuant to
     Section 9.7 of the Plan.

D. TERMINATION OF EMPLOYMENT. A Supplemental Participant's Supplemental Savings Account II shall be fully vested and non-forfeitable at all times and subject to distribution upon termination of employment pursuant to the terms and conditions of the Plan.

E.   IN-SERVICE WITHDRAWAL

     (1) A Supplemental Participant may elect, in the manner prescribed by the Plan Committee, to withdraw one-half or all of his contributions held in his Supplemental Savings Account II (but not more than the value of his entire Supplemental Savings Account II, after all investment losses and depreciation thereon have been taken into account) which have not been previously withdrawn. Interest and/or earnings on such contributions may not be withdrawn from a Supplemental Participant's Supplemental Savings Account II until termination of employment pursuant to Section 10 of the Plan or as provided in the next paragraph.

     (2) Notwithstanding the provisions of paragraph 1 of this Section, if a Supplemental Participant is actually making contributions to the Plan and is thus an active participant in the Plan as of any date on which he elects a withdrawal as provided for in Section 11 of the Plan, he shall also receive distribution of the entirety of his Supplemental Savings Account II, including interest and earnings, pursuant to the terms and conditions of such Section 11.

F. LOANS. Loans can be made from a participant's Supplemental Savings Account II provided that the participant's loan request is approved and all of the terms, conditions, requirements and instructions of Section 12 of the Plan are met.

     If a participant's Supplemental Savings Account II is used as a source of loan funds, the participant's Accounts shall be debited as follows (pursuant to the provisions of Section 12.10 of the Plan) to satisfy a loan request: Before-Tax Accounts, Direct Rollover Account, After-Tax Accounts, and Supplemental Savings Account II, in that order.

                                  SUPPLEMENT 2
                                     TO THE
                      MONSANTO SAVINGS AND INVESTMENT PLAN
                       FOR 1981 SUPPLEMENTAL PARTICIPANTS

A. SUPPLEMENTAL PARTICIPANT. Effective as of August 31, 1981 (the "TRANSFER DATE"), any participant in the Pharmacia Plan and any employee of an affiliate or subsidiary of Pharmacia who had his contributions and interest thereon transferred from the Monsanto Company Hourly-Paid Employees' Pension Plan (1976) ("PENSION PLAN") to the Pharmacia Plan became a "SUPPLEMENTAL PARTICIPANT" under the Pharmacia Corporation Savings and Investment Plan for 1981 Supplemental Participants. Effective as of the Effective Date, each participant in the Plan who had been deemed a Supplemental Participant under Supplement 2 to the Pharmacia Plan on the day immediately preceding the Effective Date shall be deemed a "Supplemental Participant" hereunder. Unless otherwise expressly qualified by the context of the Supplement, terms used in this Supplement shall have the same meaning given to those terms in the Plan.

B. SUPPLEMENTAL SAVINGS ACCOUNTS II. In addition to any other Accounts maintained under the Pharmacia Plan on his behalf, each Supplemental Participant under the Pharmacia Plan had established under the Pharmacia Plan a Supplemental Savings Account II to receive and hold his contributions and interest thereon which were transferred to the Pharmacia Plan from the Pension Plan, if any. The assets and liabilities attributable to the Supplemental Savings Account II of any Supplemental Participant under the Pharmacia Plan who is deemed a Supplemental Participant hereunder were transferred to the Plan effective July 1, 2001.

     The Plan Committee shall maintain a Supplemental Savings Account II as well as the income, losses, appreciation and depreciation attributable thereto in the same manner as is provided under Section 8.1 of the Plan for each Supplemental Participant under this Supplement 2. No additional funds may be deposited by the employee in his Supplemental Savings Account II.

C. INVESTMENT OF SUPPLEMENTAL SAVINGS ACCOUNT II. Changes in the investment of the funds in the Supplemental Savings Account II shall be made pursuant to
     Section 9.7 of the Plan.

D. TERMINATION OF EMPLOYMENT. A Supplemental Participant's Supplemental Savings Account II shall be fully vested and non-forfeitable at all times and subject to distribution upon termination of employment pursuant to the terms and conditions of the Plan.

E.   IN-SERVICE WITHDRAWAL

     (1) A Supplemental Participant may elect, in the manner prescribed by the Plan Committee, to withdraw one-half or all of his contributions held in his Supplemental Savings Account II (but not more than the value of his entire Supplemental Savings Account II, after all investment losses and depreciation thereon have been taken into account) which have not been previously withdrawn. Interest and/or earnings on such contributions may not be withdrawn from a Supplemental Participant's Supplemental Savings Account II until termination of employment pursuant to Section 10 of the Plan or as provided in the next paragraph.

     (2) Notwithstanding the provisions of paragraph 1 of this Section, if a Supplemental Participant is actually making contributions to the Plan and is thus an active participant in the Plan as of any date on which he elects a withdrawal as provided for in Section 11 of the Plan, he shall also receive distribution of the entirety of his Supplemental Savings Account II, including interest and earnings, pursuant to the terms and conditions of such Section 11.

F. LOANS. Loans can be made from a participant's Supplemental Savings Account II provided that the participant's loan request is approved and all of the terms, conditions, requirements and instructions of Section 12 of the Plan are met.

     If a participant's Supplemental Savings Account II is used as a source of loan funds, the participant's Accounts shall be debited as follows (pursuant to Section 12.10 of the Plan) to satisfy a loan request:
     Before-Tax Accounts, Direct Rollover Account, After-Tax Accounts, and Supplemental Savings Account II, in that order.

                                  SUPPLEMENT 3
                                     TO THE
                      MONSANTO SAVINGS AND INVESTMENT PLAN
                                       FOR
                         U.S. FOREIGN SERVICE EMPLOYEES,
             DESIGNATED NON-U.S. CITIZEN FOREIGN SERVICE EMPLOYEES,
                                       AND
                     INDIVIDUALS ON INTERNATIONAL ASSIGNMENT
                              TO THE UNITED STATES

PURPOSE:
-------

               This Supplement to the Plan modifies the provisions of the Plan as applied to covered employees. Unless otherwise expressly qualified by the context of this Supplement, terms used in this Supplement shall have the same meaning given to those terms in the Plan.

EFFECTIVE DATE:
--------------

This Supplement is effective July 1, 2001.

ELIGIBILITY:
-----------

As used in this Supplement, the term "COVERED EMPLOYEE" means a U.S. Foreign Service Employee or a Designated Non-U.S. Citizen Foreign Service Employee, as defined below. A person who is not an employee of an Employer shall not be eligible to participate in the Plan unless he is either a U.S. Foreign Service Employee or a Designated Non-U.S. Foreign Service Employee.

U.S. FOREIGN SERVICE EMPLOYEES:
------------------------------

A "U.S. FOREIGN SERVICE EMPLOYEE" is a person employed by a Foreign Subsidiary (as defined below) or a Foreign Operating Subsidiary (as defined below) who satisfies all of the following requirements:

     (a)  He is a Citizen or Resident of the United States of America;

     (b) He is not covered by or participating in any funded plan of deferred compensation maintained or otherwise provided by any party other than the Company and its Affiliates or Subsidiaries with respect to the remuneration paid to him by such Foreign Subsidiary or Foreign Operating Subsidiary;

     (c) If he is an employee of a Foreign Subsidiary, such Foreign Subsidiary and one of the Employers has entered into an agreement with the Secretary of the Treasury or his delegation under Section 3121(1) of the Code; and

     (d)  He is on international assignment from one of the Employers.

Notwithstanding the foregoing, the Plan Committee, or its delegate, may preclude participation or impose such terms, conditions, and restrictions on the participation of a U.S. Foreign Service Employee as the Plan Committee or its delegate, in the exercise of its sole discretion, deems necessary or desirable in order to comply with U.S. or foreign law, (including but not limited to tax reporting and withholding, securities registration or currency law requirements imposed by law or treaty) as it affects the U.S. Foreign Service Employee, the Company, any Employer, any Foreign Subsidiary, any Foreign Operating Subsidiary, the Plan Committee, the Trustee or any agent of any of the foregoing.

DESIGNATED NON-U.S. CITIZEN FOREIGN SERVICE EMPLOYEES:
-----------------------------------------------------

A "Designated Non-U.S. Citizen Foreign Service Employee" is a person employed by a Subsidiary who satisfies all of the following requirements:

     (a)  He is not a Citizen or Resident of the United States of America;

     (b) He is not covered by or participating in any funded plan of deferred compensation maintained by or otherwise provided by any party other than the Company and its Affiliates or Subsidiaries with respect to the remuneration paid to him by such Subsidiary;

     (c) He is on international assignment from an Employer and is employed at a location outside the United States, and

     (d) He has been designated by the Plan Committee, or its delegate, as a Designated Non-U.S. Citizen Foreign Service Employee.

Notwithstanding the foregoing, the Plan Committee or its delegate may preclude participation or impose such terms, conditions, and restrictions on the participation of a Designated Non-U.S. Citizen Foreign Service Employee as the Plan Committee, or its delegate, in the exercise of its sole discretion, deems necessary or desirable in order to comply with U.S. or foreign law (including but not limited to tax reporting and withholding securities registration or currency law requirements imposed by law or treaty) as it affects the Designated Non-U.S. Citizen Foreign Service Employee, the Company, any Employer, any Subsidiary, the Plan Committee, the Trustee or any agent of any of the foregoing.

INDIVIDUALS ON INTERNATIONAL ASSIGNMENT TO THE UNITED STATES:
------------------------------------------------------------

An "INDIVIDUAL ON INTERNATIONAL ASSIGNMENT" is a person on international assignment from a Foreign Subsidiary (as defined below), a Foreign Operating Subsidiary (as defined below), a Subsidiary or the foreign operations of the Company or any Affiliate or Subsidiary to the domestic operations of the Company or one of the other Employers. An Individual on International Assignment shall not be eligible to participate in the Plan; PROVIDED, HOWEVER, that if an Individual on International Assignment was a participant in the Pharmacia Plan on August 31, 1983, such individual shall be eligible to participate under this Plan until he no longer is an Individual on International Assignment; provided, however, that the terms and conditions of such individual's participation shall be governed by the provisions of the Pharmacia Plan (as Conformed and Restated as of January 1, 1981).

FOREIGN OPERATING SUBSIDIARY:
----------------------------

A "FOREIGN OPERATING SUBSIDIARY" means a domestic corporation which is a Subsidiary and which satisfies the following requirements:

     (a) 80 percent or more of its outstanding voting stock is owned by an Employer; and

     (b) Except as provided below, as of the close of its taxable year which ends on or before the close of the most recent Fiscal Year of the Employer described in paragraph (a) above 95 percent or more of its gross income for the immediately preceding three-year period (or for the entire immediately preceding period of its existence if it has not been in existence for three years as of such date) was derived from sources without the United States of America (determined by the Plan Committee in a manner consistent with Sections 861 through 864 of the
          Code); and

     (c) Except as provided below, 90 percent or more of its gross income for the period described in paragraph (b) above was derived from the active conduct of a trade or business.

If, for the period described in paragraph (b) above such Subsidiary had no gross income, the provisions of paragraphs (b) and (c) above shall be considered to be satisfied if the Plan Committee determines that it is reasonable to anticipate that such provisions will be satisfied with respect to the period ending on the close of the first taxable year of such Subsidiary ending after the last day of the period described in paragraph (b) above.

FOREIGN SUBSIDIARY:
------------------

A "Foreign Subsidiary" means a foreign corporation or entity in which one of the Employers owns (directly or through one or more entities) not less than 10 percent of the voting stock, in the case of a corporation, or not less than 10 percent of the profits, in the case of any other entity.

RESIDENT:
--------

A "Resident of the United States" means a resident as defined in Section 7701(b) of the Code.

ELIGIBLE EARNINGS:
-----------------

In the case of a U.S. Foreign Service Employee, a Designated Non-U.S. Citizen Foreign Service Employee, or an Individual on International Assignment, "Eligible Earnings" as defined in Section 5.5 of the Plan and in Section 4.4 of the Plan (as Conformed and Restated as of January 1, 1981) shall mean base pay without adjustments.

                                  SUPPLEMENT 4
                                     TO THE
                      MONSANTO SAVINGS AND INVESTMENT PLAN
                FOR THE FOLLOWING EMPLOYEES AND FORMER EMPLOYEES:

            PARTICIPANTS IN THE NUTRASWEET CAPITAL ACCUMULATION PLAN
                              ON DECEMBER 31, 1996

PURPOSE:

This Supplement to the Plan modifies the provisions of the Plan as applied to Covered Employees. Unless otherwise expressly qualified by the context of this Supplement, terms used in this Supplement shall have the same meanings given to those terms in the Plan. To the extent there are any conflicts between the provisions of the Plan and this Supplement, the provisions of this Supplement will govern.

EFFECTIVE DATE:

The Effective  Date of this  Supplement for Covered  Employees  shall be July 1,
2001.

COVERED EMPLOYEE:

A Covered Employee is any employee of an Employer who was a participant in the NutraSweet CAP on or before December 31, 1996 and who became a participant under Annex A of the Pharmacia Plan as in effect on January 1, 1997.

ELIGIBILITY:

A Covered Employee shall become a participant under the Plan as of the Effective Date.

INVESTMENT OF EMPLOYER CONTRIBUTIONS:

A Covered Employee may elect (in whole percentages) to invest his Employer Matching Account as of December 31, 1996 in one or more of the Investment Funds and/or Pre-Mixed Portfolios. A Covered Employee may elect to transfer such amounts among the Investment Funds and/or Pre-Mixed Portfolios as provided in
Section 9.7.

                                  SUPPLEMENT 5
                                     TO THE
                      MONSANTO SAVINGS AND INVESTMENT PLAN
                FOR THE FOLLOWING EMPLOYEES AND FORMER EMPLOYEES:

              PARTICIPANTS IN THE SEARLE CAPITAL ACCUMULATION PLAN
                              ON DECEMBER 31, 1996

PURPOSE:

This Supplement to the Plan modifies the provisions of the Plan as applied to Covered Employees. Unless otherwise expressly qualified by the context of this Supplement, terms used in this Supplement shall have the same meanings given to those terms in the Plan. To the extent there are any conflicts between the provisions of the Plan and this Supplement, the provisions of this Supplement will govern.

EFFECTIVE DATE:

The Effective  Date of this  Supplement for Covered  Employees  shall be July 1,
2001.

COVERED EMPLOYEE:

A Covered Employee is any employee of an Employer who was a participant in the Searle CAP on or before December 31, 1996 and who became a participant under Annex A of the Pharmacia Plan as in effect on January 1, 1997.

ELIGIBILITY:

A Covered Employee shall become a participant under the Plan as of the Effective Date.

INVESTMENT OF EMPLOYER CONTRIBUTIONS:

A Covered Employee may elect (in whole percentages) to invest his Employer Matching Account as of December 31, 1996 in one or more of the Investment Funds and/or Pre-Mixed Portfolios. A Covered Employee may elect to transfer such amounts among the Investment Funds and/or Pre-Mixed Portfolios as provided in
Section 9.7.

                                  SUPPLEMENT 6
                                     TO THE
                      MONSANTO SAVINGS AND INVESTMENT PLAN

                     HARTZ, HYBRITECH AND CALGENE EMPLOYEES


PURPOSE:

This Supplement to the Plan modifies the provisions of the Plan as applied to Covered Employees. Unless otherwise expressly qualified by the context of the Supplement, terms used in this Supplement shall have the same meaning given those terms in the Plan. To the extent there are any conflicts between the provisions of the Plan and this Supplement, the provisions of this Supplement will govern.

EFFECTIVE DATE:

The Effective Date of this Supplement for Covered Employees is July 1, 2001. Pharmacia, prior to November 1, 1998, maintained the following separate 401(k) defined contribution plans for the benefit of eligible employees: Retirement and Savings Plan for Employees of Jacob Hartz Seed Co., Inc. ("HARTZ PLAN"), Retirement and Savings Plan for Employees of Hybritech Seed International, Inc. ("HYBRITECH PLAN") and Calgene, Inc. Savings and Protection Plan ("CALGENE PLAN") (collectively the plans shall hereinafter be referred to as the "ACQUIRED PLANS"). Effective November 1, 1998, the Acquired Plans were merged into the Pharmacia Plan and, pursuant to such mergers, all assets of the Acquired Plans became assets of the Pharmacia Plan, and the Pharmacia Plan assumed the liabilities of the Acquired Plans.

Effective July 1, 2001, the assets and liabilities attributable to the accounts of Covered Employees were transferred to the Plan.

ELIGIBILITY:

As used in this Supplement, the term "Covered Employee" means an individual whose accounts in the Hartz Plan, Hybritech Plan or Calgene Plan were transferred to the Pharmacia Plan effective November 1, 1998 and whose Accounts were transferred to the Plan as of July 1, 2001. A Covered Employee shall become a participant in the Plan as of July 1, 2001.

YEARS OF SERVICE:

A Covered Employee's Years of Service shall include such employee's Years of Service under the Hartz Plan, Hybritech Plan or Calgene Plan prior to becoming eligible under Section 2.1 of the Pharmacia Plan. Notwithstanding the foregoing, in no event shall a Covered Employee's Years of Service under the foregoing sentence be credited again to the extent the service already has been credited under Section 2.2 of the Plan.

DISTRIBUTION OPTIONS:

     (a) The normal form of benefit shall be a lump sum distribution as described in Section 10.5(a) of the Plan. In addition to the distribution options provided under Section 10.5 of the Plan, a Covered Employee may elect to receive the portion of his vested Accounts transferred from an Acquired Plan ("transferred benefit") in the form of a purchased immediate non-transferable annuity contract providing for an annuity payable for a period not extending beyond the life (or life expectancy) of the Covered Employee or the joint lives (or life expectancies of the Covered Employee and his contingent annuitant). The notice provided to the Covered Employee pursuant to
          Section 10.5(f) of the Plan will include:

          o the material features and the relative values of the optional forms of benefits under the Plan,

          o the terms and conditions of the annuity form of benefits and the financial effect upon the Covered Employee's benefit in terms of dollars per benefit payment,

          o the Covered Employee's right to make, and the effect of, an election to waive the annuity form of benefit,

          o in the case of a married Covered Employee, the rights of the Covered Employee's spouse with respect to any such election,

          o the rights of the Covered Employee to make, and the effect of, a revocation of any such election before the commencement of benefits, and

          o the right, if any, of the Covered Employee to defer receipt of a distribution.

               An election made under this paragraph (a) may be changed or revoked without limitation if the Covered Employee files a written request before the date as of which his annuity form of benefits are to commence. A married Covered Employee who wishes to change his form of benefit to a benefit other than the joint and 50% or 100% survivor benefit must secure the written consent of his spouse and such consent must acknowledge the effect of such election and be witnessed by a notary public. If a married Covered Employee dies before his benefits commence, his vested transferred benefit will be distributed to his surviving spouse unless his surviving spouse consented to the designation of an alternate beneficiary in accordance with Section 10.6 of the Plan. Distribution to his surviving spouse will be made in a lump sum, unless such surviving spouse elects to receive the transferred benefit in the form of a survivor annuity. The survivor annuity shall be a purchased immediate non-transferable annuity contract providing for an annuity payable for the life of the surviving spouse.

     (b) If a Covered Employee is married when he elects to receive an annuity contract, the annuity contract shall be a joint and survivor annuity designating his spouse as the 50% (or 100%, if he so elects) contingent annuitant unless the Covered Employee elects a different annuity form and his spouse has consented to such election. Such consent must acknowledge the effect of such election and be witnessed by a notary public.

INVESTMENT ELECTIONS:

A Covered Employee may elect to change his investment elections as provided in Sections 9.4 and 9.7.

INVESTMENT OF EMPLOYER CONTRIBUTIONS:

A Covered Employee may elect (in whole percentages) to invest the portion of his Employer Matching Account attributable to employer contributions transferred from an Acquired Plan in one or more Investment Funds and/or Pre-Mixed Portfolios. A Covered Employee may elect to transfer such amounts among Investment Funds and/or Pre-Mixed Portfolios as provided in Section 9.7.

                                  SUPPLEMENT 7
                                     TO THE
                      MONSANTO SAVINGS AND INVESTMENT PLAN


                                DEKALB EMPLOYEES
                                ----------------


PURPOSE:

This Supplement to the Plan modifies the provisions of the Plan as applied to Covered Employees. Unless otherwise expressly qualified by the context of the Supplement, terms used in this Supplement shall have the same meaning given those terms in the Plan. To the extent there are any conflicts between the provisions of the Plan and this Supplement, the provisions of this Supplement will govern.

EFFECTIVE DATE:

The Effective Date of this Supplement for Covered Employees is July 1, 2001. Prior to July 1, 2000, DEKALB Genetics Corporation, maintained a separate 401(k) defined contribution plan known as the DEKALB Genetics Corporation Savings and Investment Plan ("DEKALB Plan") for the benefit of eligible employees. Effective July 1, 2000, the DEKALB Plan was merged into the Pharmacia Plan and, pursuant to such merger, all assets of the DEKALB Plan became assets of the Pharmacia Plan, and the Pharmacia Plan assumed the liabilities of the DEKALB Plan. Effective July 1, 2001, the assets and liabilities attributable to the accounts of Covered Employees were transferred to the Plan.

ELIGIBILITY:

As used in this Supplement, the term "Covered Employee" means an individual whose accounts in the DEKALB Plan were transferred to the Pharmacia Plan effective July 1, 2000 and whose accounts were transferred to the Plan effective as of July 1, 2001. A Covered Employee shall become a participant in the Plan as of July 1, 2001.

YEARS OF SERVICE:

A Covered Employee's Years of Service shall include such employee's Years of Service under the DEKALB Plan prior to becoming eligible under Section 2.1 of the Plan. Notwithstanding the foregoing, in no event shall a Covered Employee's Years of Service under the foregoing sentence be credited again to the extent the service already has been credited to such Covered Employee under Section 2.2 of the Plan.

INVESTMENT ELECTIONS:

A Covered Employee may elect to change his investment elections with respect to his account balances transferred from the DEKALB Plan as provided in Sections
9.4 and 9.7.

INVESTMENT OF EMPLOYER CONTRIBUTIONS:

A Covered Employee may elect (in whole percentages) to invest the portion of his Employer Matching Account attributable to employer contributions transferred from the DEKALB Plan in one or more Investment Funds and/or Pre-Mixed Portfolios. A Covered Employee may elect to transfer such amounts among Investment Funds and/or Pre-Mixed Portfolios as provided in Section 9.7.

IN-SERVICE WITHDRAWALS:

Notwithstanding anything contained herein to the contrary, a Covered Employee may elect, at any time, to withdraw any amounts transferred from a Covered
Employee's "Supplemental Participant Contribution Account" and/or "Rollover Account" which were previously maintained in the DEKALB Plan. Such request must be made in the manner prescribed by the Plan Committee.